COMBINED PROXY STATEMENT OF
                            VARIABLE INSURANCE FUNDS
                              (the "AmSouth Trust")

                            on behalf of its series:

                           AMSOUTH CAPITAL GROWTH FUND
                           AMSOUTH SELECT EQUITY FUND
                               AMSOUTH VALUE FUND
    (each, an "AmSouth Portfolio" and collectively, the "AmSouth Portfolios")

         The address and telephone number of each AmSouth Portfolio is:
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-800-451-8382


                                   PROSPECTUS
             FOR CLASS II SHARES OF PIONEER VARIABLE CONTRACTS TRUST
                              (the "Pioneer Trust")

                            on behalf of its series:

                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO
    (each, a "Pioneer Portfolio" and collectively, the "Pioneer Portfolios")

         The address and telephone number of each Pioneer Portfolio is:
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREOWNERS

                         SCHEDULED FOR NOVEMBER 3, 2005


To the owners of variable annuity or life insurance contracts:

     You are being asked to vote on the proposals listed below on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of the AmSouth Portfolio attributable to your contract at the special meeting of shareowners.

     A joint special meeting of shareowners (the "Meeting") for each of the AmSouth Portfolios will be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203 on Thursday, November 3, 2005 at 9:00 a.m. local time, as adjourned from time to time, to consider the following:

     1. With respect to each AmSouth Portfolio, a proposal to approve an Agreement and Plan of Reorganization under which your AmSouth Portfolio will transfer all of its assets to a series of an investment company (each a "Pioneer Portfolio") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class II shares of a Pioneer Portfolio. The Pioneer Portfolio also will assume your AmSouth Portfolio's liabilities that are included in the calculation of your AmSouth Portfolio's net asset value on the closing date of the reorganization. Each Pioneer Portfolio is an existing mutual fund with a similar investment objective and similar investment policies as your AmSouth Portfolio. Following the reorganization, your AmSouth Portfolio will be dissolved. As a result of the reorganization you will become shareowners of a Pioneer Portfolio. Your board of trustees recommends that you vote FOR this proposal.

     2.   Any other business that may properly come before the Meeting.

     Shareowners of record as of the close of business on September 12, 2005 are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareowners do not return their proxies in sufficient numbers, your AmSouth Portfolio may be required to make additional solicitations.


                                          By order of the Board of Trustees,

                                          /s/ Walter B. Grimm

                                          Walter B. Grimm
                                          Chairman

September 26, 2005

                           COMBINED PROXY STATEMENT OF
                            VARIABLE INSURANCE FUNDS
                              (the "AmSouth Trust")

                            on behalf of its series:

                           AMSOUTH CAPITAL GROWTH FUND
                           AMSOUTH SELECT EQUITY FUND
                               AMSOUTH VALUE FUND
    (each, an "AmSouth Portfolio" and collectively, the "AmSouth Portfolios")

         The address and telephone number of each AmSouth Portfolio is:
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-800-451-8382


                                   PROSPECTUS
             FOR CLASS II SHARES OF PIONEER VARIABLE CONTRACTS TRUST
                              (the "Pioneer Trust")

                            on behalf of its series:

                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO
    (each, a "Pioneer Portfolio" and collectively, the "Pioneer Portfolios")

         The address and telephone number of each Pioneer Portfolio is:
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292


     Shares of the Pioneer Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any AmSouth Portfolio or Pioneer Portfolio (each sometimes referred to herein as a "Portfolio") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ---
INTRODUCTION ...........................................................      3
PROPOSAL 1(a) -- AMSOUTH CAPITAL GROWTH FUND ...........................      8
PROPOSAL 1(b) -- AMSOUTH SELECT EQUITY FUND ............................     21
PROPOSAL 1(c) -- AMSOUTH VALUE FUND ....................................     33
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .....................     45
TAX STATUS OF EACH REORGANIZATION ......................................     46
VOTING RIGHTS AND REQUIRED VOTE ........................................     46
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST      47
ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS ....................     48
FINANCIAL HIGHLIGHTS ...................................................     51
INFORMATION CONCERNING THE MEETING .....................................     54
OWNERSHIP OF SHARES OF THE AMSOUTH PORTFOLIOS ..........................     56
OWNERSHIP OF SHARES OF THE PIONEER PORTFOLIOS ..........................     56
EXPERTS ................................................................     57
AVAILABLE INFORMATION ..................................................     57
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..............    A-1
EXHIBIT B -- ADDITIONAL INFORMATION PERTAINING TO PIONEER ..............    B-1
EXHIBIT C -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .............    C-1

                                  INTRODUCTION

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated September 26, 2005, is being furnished to shareowners of the AmSouth Portfolios in connection with the solicitation by the board of trustees (the "Board" or the "Trustees") of the AmSouth Trust of proxies to be used at a joint meeting of shareowners of the AmSouth Portfolios (the "Meeting") to be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, November 3, 2005 at 9:00 a.m. local time, as adjourned from time to time. The Proxy Statement/Prospectus is being mailed to the shareowners of the AmSouth Portfolios on or about September 26, 2005. Each AmSouth Portfolio is a series of Variable Insurance Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Portfolio is a series of Pioneer Variable Contracts Trust, an open-end management investment company organized as a Delaware statutory trust.

     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Portfolio into a corresponding Pioneer Portfolio (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Portfolio shares that each AmSouth Portfolio shareowner would receive if each Plan is approved, (b) which AmSouth Portfolio shareowners may vote on which proposals, and (c) on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareowners of each AmSouth Portfolio will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Portfolio's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Portfolio that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Portfolio has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

----------------------------------------------------------------------------------------------------------------
                 AmSouth Portfolio    Pioneer Portfolio         Shareholders Entitled to Vote             Page
----------------------------------------------------------------------------------------------------------------
 Proposal 1(a)   AmSouth Capital      Pioneer Oak Ridge Large   AmSouth Capital Growth Fund shareowners     8
                 Growth Fund          Cap Growth VCT Portfolio
----------------------------------------------------------------------------------------------------------------
 Proposal 1(b)   AmSouth Select       Pioneer Fund              AmSouth Select Equity Fund shareowners     21
                 Equity Fund          VCT Portfolio
----------------------------------------------------------------------------------------------------------------
 Proposal 1(c)   AmSouth Value Fund   Pioneer Value             AmSouth Value Fund shareowners             33
                                      VCT Portfolio
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------------------------------------------------------------------------------------------------
 The AmSouth Portfolios' current prospectus and statement of            Available to you free of charge by calling
 additional information, each dated May 1, 2005, and any supplements    1-800-451-8382. Each prospectus, statement of
 (as applicable).                                                       additional information and shareowner report is also
                                                                        on file with the SEC. See "Available Information."
 The AmSouth Portfolios' most recent annual report to shareowners dated December 31, 2004 and semi-annual report to shareowners dated
 June 30, 2005.
----------------------------------------------------------------------------------------------------------------------------------

 Each Pioneer Portfolio's current prospectus and statement of           Available to you free of charge by calling
 additional information, each dated May 1, 2005, and any supplements    1-800-225-6292. Each prospectus, statement of
 (as applicable).                                                       additional information and shareowner report is also
                                                                        on file with the SEC. See "Available Information."
 Each Pioneer Portfolio's most recent annual report to shareowners dated December 31, 2004 and semi-annual report to shareowners dated
 June 30, 2005.
----------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this Proxy Statement/        Available to you free of charge by calling
 Prospectus, dated September 26, 2005 (the "SAI") contains              1-800-225-6292. Also on file with the SEC. This SAI
 additional information about your AmSouth Portfolios and the           is incorporated by reference into this Proxy
 Pioneer Portfolios.                                                    Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.                Call your AmSouth Portfolio's toll-free telephone
                                                                        number: 1-800-451-8382.
----------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Portfolios and a wholly owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Portfolios and the other investment companies managed by AAMI (collectively, the "AmSouth Funds") is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Portfolios be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     In early 2005, AmSouth Bank and AAMI conducted a search for a purchaser of AAMI's mutual fund investment advisory business. AmSouth Bancorporation engaged Goldman, Sachs & Co. to identify potential purchasers and solicited indications of interest. AAMI reviewed proposals submitted by several investment advisory firms and selected a limited number to evaluate more carefully. AAMI conducted, with respect to this selected group, a comparative evaluation of their investment processes and capabilities; the availability of mutual fund with similar investment objectives and strategies; historical investment performance of the proposed funds to which the AmSouth Funds would be reorganized; expense ratios of the proposed counterpart funds to the historical gross and net expenses of the AmSouth Funds; their breadth of product line; their compliance culture and infrastructure; and reputation in the marketplace. Based upon this review, management and AAMI recommended that the Trustees approve the reorganization of the AmSouth Portfolios into the Pioneer Portfolios as being in the best interest of shareholders.

     Based on AAMI's recommendations, the Trustees met on June 30, 2005 to consider the potential consolidation of the AmSouth Portfolios with the Pioneer Portfolios. At that meeting, the Trustees reviewed information provided by AAMI and Pioneer requested by the Trustees for the purposes of evaluating the Reorganizations. In the course of their evaluation of Pioneer and the Pioneer Portfolios, the Trustees reviewed various factors, including but not limited to, the impact of the Reorganizations on investors in the AmSouth Portfolios, the comparability of the investment objectives and investment strategies of the AmSouth Portfolios and the Pioneer Portfolios; the expense ratios of the Pioneer Portfolios compared with those of the AmSouth Portfolios; the performance of the Pioneer Portfolios compared with that of the AmSouth Portfolios; the experience and qualifications of key personnel, including portfolio managers; and the financial resources, cash flow, and business reputation of the Pioneer Portfolios. In connection with their review of the AmSouth Portfolios' existing and estimated pro forma expense ratios, the Trustees also considered that AmSouth Bank and its affiliates would no longer continue to subsidize the AmSouth Portfolios' operations by voluntarily capping expenses.

     In conducting their review, the Trustees considered information provided by Pioneer relating to the education, experience and number of its investment professionals and other senior personnel. The Trustees received information concerning the investment philosophy and investment process applied by Pioneer in managing the Pioneer Portfolios.

     The Trustees considered the quality of the services expected to be provided by Pioneer. The Trustees evaluated Pioneer's record with respect to regulatory compliance and compliance with the investment policies of the Pioneer Portfolios.

     The Trustees also considered information relating to each Pioneer Portfolio's investment performance relative to its performance benchmark(s). The Trustees reviewed performance over various periods, including one, three and five-year periods when applicable, performance under different market conditions and during different legs of the market cycle, and the volatility of the Pioneer Portfolios' returns. The Trustees concluded that the scope and quality of Pioneer's services, including the investment performance of the Pioneer Portfolios, was sufficient, in light of market conditions, the resources brought to bear by Pioneer, Pioneer's integrity, its personnel and systems, and its financial resources to warrant recommending that AmSouth Portfolios' shareowners approve the proposed Reorganizations.

     At the June 30, 2005 meeting, all of the Trustees met separately in executive session with counsel to the Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On June 30, 2005, the Board, including all of the Trustees who are not "interested persons" (for regulatory purposes) of the AmSouth Trust (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Portfolios' shareowners and the interests of existing AmSouth Portfolios' investors will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Portfolios' beneficial owners. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the beneficial owners of your AmSouth Portfolios and the Pioneer Portfolios by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your AmSouth Portfolio into a portfolio with a similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Portfolio's investment adviser is necessary. In the absence of the Reorganizations, such a change would be more likely to motivate shareowners invested in reliance on AAMI's role to withdraw from the AmSouth Portfolio, thereby reducing the AmSouth Portfolio's size and increasing the AmSouth Portfolio's expense ratio;

     o Continued participation in a professionally-managed fund following the departure of AmSouth Bank and AAMI from the business of managing mutual funds;

     o    The track record of Pioneer in managing the Pioneer Portfolios;

     o In the case of AmSouth Select Equity Fund, the potential for lower management fees and total expenses. Shareowners of AmSouth Capital Growth Fund and AmSouth Value Fund should note, however, that the historical operating expenses of the AmSouth Portfolios, either on a gross basis or net of any applicable expense limitations, are lower than the estimated expenses of the corresponding Pioneer Portfolio after giving effect to the Reorganization. However, your Trustees have concluded for reasons discussed in this Proxy Statement/Prospectus that the Reorganizations were nevertheless in the best interests of the shareowners of such AmSouth Portfolios. You should read the information under "The Portfolio's Fees and Expenses" and the discussion of the factors that the Board of the AmSouth Portfolios considered that are included for each proposal under the heading "Reasons for the Proposed Reorganization;"

     o The resources of Pioneer, including its infrastructure in shareowner services; and

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareowner servicing options, and a stronger compliance structure.

     For further information, please see the individual description of the proposals contained in the Proxy Statement/Prospectus.

How Each Reorganization Will Work

     o Each AmSouth Portfolio will transfer all of its assets to a corresponding Pioneer Portfolio. Each Pioneer Portfolio will assume the corresponding AmSouth Portfolio's liabilities that are included in the calculation of such AmSouth Portfolio's net asset value on the day on which each Reorganization closes (the "Closing Date"). Liabilities of each Portfolio to its shareowners not assumed by a corresponding Pioneer Portfolio will be assumed by AmSouth Bancorporation.

     o Each Pioneer Portfolio will issue Class II shares to the corresponding AmSouth Portfolio in amounts equal to the aggregate net asset value of that AmSouth Portfolio's shares. Shareowners of your AmSouth Portfolio will receive Class II shares of the corresponding Pioneer Portfolio. These shares will be distributed to shareowners in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareowner will hold shares of the Pioneer Portfolio with the same aggregate net asset value as the shares of the AmSouth Portfolio that the shareowner held immediately prior to the Reorganization.

     o    Each AmSouth Portfolio will be dissolved after the Closing Date.

     o Following the Reorganization, Pioneer will continue to act as investment adviser to each Pioneer Portfolio and AAMI will not be involved in the management of the Pioneer Portfolio.

     o The Reorganizations will not result in any income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Portfolios, the AmSouth Portfolios or the shareowners of the AmSouth Portfolios.

     o In recommending each of the Reorganizations, the Trustees of your AmSouth Portfolio have determined that the Reorganization is in the best interest of your AmSouth Portfolio and will not dilute the interests of shareowners of your AmSouth Portfolio. The Trustees have made that determination on the basis of factors listed above and discussed in more detail under each proposal.

     o If the Reorganizations are approved, the AmSouth Portfolios will be terminated as series of the AmSouth Trust.

     o There is no guarantee that your variable contract sponsor will make the Pioneer Portfolios available to its contract holders even if the Reorganizations are approved by the shareowners of the AmSouth Portfolios. However, shareowner approval of a

          Reorganization shall be deemed to constitute the consent of that AmSouth Portfolio's shareowners to the substitution of the corresponding Pioneer Portfolio for the AmSouth Portfolio as the investment option under your variable contract. If the corresponding Pioneer Portfolio is not available as an investment option under your contract on the date of the Reorganization, you will have to allocate the money in your AmSouth Portfolio to a different investment option that is available under your variable annuity or variable life insurance contract. You should consult the sponsor of your variable contract to determine if the Pioneer Portfolios will be investment options under your variable contract.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian bank.

Who Bears the Expense Associated with the Reorganizations

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Portfolios' proxy statements and solicitation costs incurred by the AmSouth Portfolios in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Portfolios in connection with the Reorganizations. See "Information Concerning the Meeting."

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer also is acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities, including AmSouth's agreement not to act as an investment adviser to a registered investment company. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, non-competition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth mutual funds (including the AmSouth Portfolios) are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer mutual funds within four years after the closing of the Reorganizations.

What Happens if a Reorganization Is Not Approved

     If the required approval of shareowners of an AmSouth Portfolio is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, the AmSouth Portfolio will continue to engage in business as a separate mutual fund, and the Board of Trustees will consider what further action may be appropriate.

Additional Information

     The staff of the SEC has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of BISYS Fund Services Ohio, Inc., the AmSouth Portfolios' administrator and transfer agent, and BISYS Fund Services, the AmSouth Portfolios' distributor (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC is reviewing the relationships and arrangements among BISYS, AAMI and AmSouth Bank. AmSouth Bank and AAMI have received a Wells Notice from the regional office of the SEC in Los Angeles indicating that the staff intends to recommend that the SEC bring a civil action against AmSouth Bank and AAMI for possible violations of the federal securities laws. The potential action is related to the SEC's investigation of BISYS. AAMI and AmSouth Bank have been cooperating fully with the SEC in the BISYS investigation. Additionally, AmSouth Bank and AAMI are conducting a review of this matter and are taking appropriate steps to protect the interests of investors.

     It is important to note that the AmSouth Portfolios are not aware of any allegation of wrongdoing on the part of the AmSouth Portfolios, their trustees or their officers, or any allegation of wrongdoing that has affected the AmSouth Portfolios or the beneficial owners of their shares. While the impact of any action brought against BISYS, AAMI, AmSouth Bank and/or their affiliates is difficult to assess at the present time, the AmSouth Portfolios currently believe that the likelihood that it will have a material adverse impact on the AmSouth Portfolios is remote, although there can be no assurance at this time.

Who Is Eligible to Vote

     If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of the shares of the AmSouth Portfolios. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of the AmSouth Portfolio attributable to your contract.

     Shareowners of record on September 12, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareowners of an AmSouth Portfolio will vote together as a single class. Each share is entitled to one vote for each dollar value invested. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareowners' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                         AmSouth Capital Growth Fund and
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     Both Portfolios primarily invest in equity securities of U.S. issuers and, consequently, are subject to similar investment policies and risks. Differences between each Portfolio are highlighted in the chart provided below. Certain differences include: (1) the AmSouth Portfolio is a non-diversified fund, whereas the Pioneer Portfolio is a diversified fund; (2) each Portfolio is managed by a different investment adviser; and (3) the AmSouth Portfolio invests primarily in companies with a minimum capitalization of at least $1 billion, whereas the Pioneer Portfolio invests primarily in companies with a minimum capitalization of $3 billion. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Portfolio and the Pioneer Portfolio.


         Comparison of AmSouth Capital Growth Fund to Pioneer Oak Ridge
                         Large Cap Growth VCT Portfolio

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Pioneer Oak Ridge Large Cap Growth
                                      AmSouth Capital Growth Fund                            VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Business                  A non-diversified series of Variable Insurance   A diversified series of Pioneer Variable
                           Funds, an open-end management investment         Contracts Trust, an open-end management
                           company organized as a Massachusetts             investment company organized as a Delaware
                           business trust.                                  statutory trust.
-------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $14.5 million                                    $6.3 million
 March 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment Adviser:                              Investment Adviser:
 portfolio managers        AAMI                                             Pioneer

                           Portfolio Manager:                               Investment Subadviser:
                           Day-to-day management of AmSouth Capital         Oak Ridge Investments, LLC ("Oak Ridge")
                           Growth Fund's portfolio is the responsibility
                           of John Mark McKenzie (since 2004), who          Portfolio Managers:
                           has been involved in investment management       Day-to-day management of the Pioneer
                           since 1981, with portfolio management            Portfolio is the responsibility of David M.
                           expertise in both equity and fixed income        Klaskin (lead manager), Chairman (since
                           securities. Mr. McKenzie co-managed the          1998), Treasurer and Chief Investment Officer
                           AmSouth Government Income Fund from 1999         (since 1989) of Oak Ridge, and Robert G.
                           to 2002 and managed it from 2003 to 2004.        McVicker, Portfolio Manager and Director of
                           Mr. McKenzie has been associated with the        Research at Oak Ridge (since 1989).
                           Trust Investment Department of AmSouth
                           Bank, and the banks acquired by AmSouth
                           Bank, since 1984 and joined AAMI in 2003.

                           Mr. McKenzie is Senior Vice President of
                           AmSouth Bank and AAMI.
-------------------------------------------------------------------------------------------------------------------------------
 Investment objective      AmSouth Capital Growth Fund seeks                Pioneer Oak Ridge Large Cap Growth VCT
                           capital growth.                                  Portfolio seeks capital appreciation.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Pioneer Oak Ridge Large Cap Growth
                                        AmSouth Capital Growth Fund                              VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   Under normal market conditions, AmSouth          Normally, Pioneer Oak Ridge Large Cap
                             Capital Growth Fund will invest primarily in     Growth VCT Portfolio invests at least
                             equity securities of U.S. companies with         80% of its net assets (plus the amount
                             market capitalizations of at least $1 billion.   of borrowings, if any, for investment
                                                                              purposes) in equity securities of large
                                                                              capitalization U.S. companies.

                                                                              Large capitalization companies have market
                                                                              capitalizations at time of acquisition of
                                                                              $3 billion or more. The Pioneer Portfolio
                                                                              anticipates that the average weighted market
                                                                              capitalization of the companies in its portfolio
                                                                              will be significantly higher than $3 billion.

                                                                              The equity securities in which the Portfolio
                                                                              principally invests are common stocks,
                                                                              preferred stocks, depositary receipts and
                                                                              convertible debt, but the Portfolio may invest
                                                                              in other types of equity securities to a lesser
                                                                              extent, such as warrants or rights.
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       AmSouth Capital Growth Fund invests primarily    Pioneer Oak Ridge Large Cap Growth
                             in companies that AAMI believes offer            VCT Portfolio uses a "growth" style of
                             opportunities for capital appreciation and       management to invest in issuers with
                             growth of earnings.                              above average potential for earnings growth.
                                                                              Pioneer has engaged Oak Ridge to act as
                             In evaluating prospective investments, AAMI      the Portfolio's subadviser under Pioneer's
                             considers both broad economic, industry or       supervision. When making purchase decisions
                             market trends, as well as company-specific       for the Pioneer Portfolio, Oak Ridge uses a
                             considerations, to identify companies that it    disciplined approach that involves three
                             believes will have greater than average          primary components:
                             earnings growth and capital appreciation.
                                                                              o   Research: The subadviser analyzes
                             In managing AmSouth Capital Growth Fund,             research on potential investments from
                             AAMI identifies industries that it believes          a wide variety of sources, including
                             offers the potential for future expansion, and       internally generated analysis and
                             then uses fundamental analysis of company            research provided by institutions and
                             financial statements to identify companies           the brokerage community. The subadviser
                             with solid prospects for growth. AAMI will also      seeks to supplement this analysis with
                             consider other factors in selecting investment       information derived from business and
                             for the AmSouth Portfolio, including the             trade publications, filings with the
                             development of new or improved products              SEC, corporate contacts, industry
                             or services, opportunities for greater market        conferences and discussions with
                             share, more effective management or other            company management.
                             signs that the company may experience
                             greater than average earnings growth and
                             capital appreciation.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                Pioneer Oak Ridge Large Cap Growth
                                   AmSouth Capital Growth Fund                            VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies                                                   o   Fundamentals: Once a potential
 (continued)                                                                 investment is identified, the
                                                                             subadviser considers whether the issuer
                                                                             possesses certain attributes that the
                                                                             subadviser believes a "buy" candidate
                                                                             should possess relating to, among other
                                                                             things, (i) growth of sales and
                                                                             earnings, (ii) earnings power, trends
                                                                             and predictability, (iii) quality of
                                                                             management, (iv) competitive position
                                                                             of products and/or services, (v)
                                                                             fundamentals of the industry in which
                                                                             the company operates and (vi) the
                                                                             ability to benefit from economic and
                                                                             political trends affecting the company.

                                                                         o   Valuation: Finally, the subadviser
                                                                             values companies by considering
                                                                             price-to-sales ratios and
                                                                             price-to-earnings ratios within a peer
                                                                             group.
-------------------------------------------------------------------------------------------------------------------------------
 Other investments       AmSouth Capital Growth Fund may also invest     Pioneer Oak Ridge Large Cap Growth VCT
                         in equity and debt securities of domestic and   Portfolio may invest up to 20% of its total
                         foreign issuers when AAMI believes that such    assets in equity and debt securities of non-
                         securities offer opportunities for growth.      U.S. corporate issuers and debt securities
                         These may include below investment grade        of non-U.S. government issuers.
                         debt securities (commonly referred to as
                         "junk bonds").                                  The Pioneer Portfolio will not invest more
                                                                         than 5% of its total assets in the securities
                                                                         of emerging markets issuers.
                         The AmSouth Portfolio has the flexibility to
                         make portfolio investments and engage in        Pioneer Oak Ridge Large Cap Growth VCT
                         other investment techniques that are different  Portfolio may invest the balance of its
                         than its principal strategies mentioned here.   assets in debt securities of corporate and
                         More information on the AmSouth Portfolio's     government issuers. Generally the Portfolio
                         investment strategies may be found in the       acquires debt securities that are rated
                         AmSouth Portfolio's SAI.                        investment grade, but the Pioneer Portfolio
                                                                         may invest up to 5% of its net assets in
                                                                         below investment grade debt securities
                                                                         issued by both U.S. and non-U.S. corporate
                                                                         and government issuers, including below
                                                                         investment grade convertible debt securities.
-------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive     AAMI may temporarily invest up to 100% of       Pioneer Oak Ridge Large Cap Growth VCT
 strategies              AmSouth Capital Growth Fund's assets in high    Portfolio may invest part or all of its assets
                         quality, short-term money market instruments    in securities with remaining maturities of
                         if it believes adverse economic or market       less than one year, cash equivalents or may
                         conditions, such as excessive volatility or     hold cash.
                         sharp market declines, justify taking a
                         defensive investment posture.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Pioneer Oak Ridge Large Cap Growth
                                        AmSouth Capital Growth Fund                               VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Diversification           AmSouth Capital Growth Fund is non-                  Pioneer Oak Ridge Large Cap Growth VCT
                           diversified under the Investment Company Act         Portfolio is diversified for the purpose of the
                           of 1940 and, therefore, may concentrate its          Investment Company Act and is subject to
                           investments in a limited number of issuers.          the diversification requirements under the
                                                                                Internal Revenue Code of 1986, as amended
                                                                                (the "Code").
-------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    AmSouth Capital Growth Fund may not                  Pioneer Oak Ridge Large Cap Growth VCT
                           purchase any securities which would cause            Portfolio may not invest more than 25% of
                           more than 25% of the value of the Portfolio's        its assets in any one industry.
                           total assets at the time of purchase to be
                           invested in securities of one or more issuers
                           conducting their principal business activities
                           in the same industry, provided that (a) there
                           is no limitation with respect to obligations
                           issued or guaranteed by the U.S. government
                           or its agencies or instrumentalities, and
                           repurchase agreements secured by obligations
                           of the U.S. government or its agencies or
                           instrumentalities; (b) wholly owned finance
                           companies will be considered to be in the
                           industries of their parents if their activities are
                           primarily related to financing the activities of
                           their parents; and (c) utilities will be divided
                           according to their services. For example, gas,
                           gas transmission, electric and gas, electric,
                           and telephone will each be considered a
                           separate industry.
-------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   Each Portfolio may not invest more than 15% of its net assets in securities that are illiquid.
 securities
-------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 AmSouth Capital Growth Fund will not borrow          Pioneer Oak Ridge Large Cap Growth VCT
                           money or issue senior securities, except that        Portfolio may not borrow money, except the
                           the AmSouth Portfolio may borrow from banks          Portfolio may: (a) borrow from banks or
                           or brokers, in amounts up to 10% of the              through reverse repurchase agreements in an
                           value of its total assets at the time of such        amount up to 33 1/3% of the Pioneer Portfolio's
                           borrowing. The AmSouth Portfolio will not            total assets (including the amount borrowed);
                           purchase securities while its borrowings             (b) to the extent permitted by applicable law,
                           exceed 5% of its total assets.                       borrow up to an additional 5% of the Pioneer
                                                                                Portfolio's assets for temporary purposes;
                                                                                (c) obtain such short-term credits as are
                                                                                necessary for the clearance of portfolio
                                                                                transactions; (d) purchase securities on
                                                                                margin to the extent permitted by applicable
                                                                                law; and (e) engage in transactions in
                                                                                mortgage dollar rolls that are accounted for
                                                                                as financings.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Pioneer Oak Ridge Large Cap Growth
                                     AmSouth Capital Growth Fund                               VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Lending                  AmSouth Capital Growth Fund will not make         Pioneer Oak Ridge Large Cap Growth VCT
                          loans, except that the AmSouth Portfolio may      Portfolio may not make loans, except that the
                          purchase or hold debt instruments and lend        Portfolio may (i) lend portfolio securities in
                          portfolio securities (in an amount not to         accordance with the Portfolio's investment
                          exceed one-third of its assets), in accordance    policies, (ii) enter into repurchase agreements,
                          with its investment objective and policies,       (iii) purchase all or a portion of an issue of
                          make time deposits with financial institutions    publicly distributed debt securities, bank loan
                          and enter into repurchase agreements.             participation interests, bank certificates of
                                                                            deposit, bankers' acceptances, debentures or
                                                                            other securities, whether or not the purchase
                                                                            is made upon the original issuance of the
                                                                            securities, (iv) participate in a credit facility
                                                                            whereby the Portfolio may directly lend to and
                                                                            borrow money from other affiliated Portfolios
                                                                            to the extent permitted under the Investment
                                                                            Company Act or an exemption there from,
                                                                            and (v) make loans in any other manner
                                                                            consistent with applicable law, as amended
                                                                            and interpreted or modified from time to time
                                                                            by any regulatory authority having jurisdiction.
-------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   AmSouth Capital Growth Fund may purchase          Pioneer Oak Ridge Large Cap Growth VCT
                          put and call options on securities and            Portfolio may use futures and options on
                          currencies. The AmSouth Portfolio may also        securities, indices and currencies, forward
                          engage in writing covered call options (on        currency exchange contracts and other
                          securities or currencies owned by the AmSouth     derivatives. The Pioneer Portfolio does not use
                          Portfolio). The AmSouth Portfolio may also        derivatives as a primary investment technique
                          enter into contracts for the future delivery of   and generally limits their use to hedging.
                          securities or foreign currencies and futures      However, the Pioneer Portfolio may use
                          contracts based on a specific security, class     derivatives for a variety of non-principal
                          of securities, foreign currency or an index,      purposes, including:
                          purchase or sell option on any such futures
                          contracts and engage in related closing           o   As a hedge against adverse changes in
                          transactions. The AmSouth Portfolio may               stock market prices, interest rates or
                          engage in such futures contracts in an effort         currency exchange rates
                          to hedge against market risks and to manage
                          its cash position. The AmSouth Portfolio may      o   As a substitute for purchasing or
                          also enter into forward currency contracts in         selling securities
                          order to hedge against adverse movements in
                          exchange rates between currencies and use         o   To increase the Portfolio's return as a
                          foreign currency options. As part of its              non-hedging strategy that may be
                          financial futures transactions and to hedge           considered speculative
                          foreign currency exchange rate risk, the
                          AmSouth Portfolio may use foreign currency
                          futures contracts and options on such
                          futures contracts.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Pioneer Oak Ridge Large Cap Growth
                                     AmSouth Capital Growth Fund                               VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Short-term trading       The AmSouth Portfolio will not generally trade    Pioneer Oak Ridge Large Cap Growth Fund does not
                          in securities for short-term profits. However,    usually trade for short-term profits. The
                          the AmSouth Portfolio is actively managed and,    Portfolio will sell an investment, however, even
                          under appropriate circumstances, may purchase     if it has only been held for a short time, if it
                          and sell securities without regard to the         no longer meets the Fund's investment criteria.
                          length of time held. A high portfolio turnover
                          rate may increase transaction costs, which may
                          negatively impact the AmSouth Portfolio's
                          performance.
-------------------------------------------------------------------------------------------------------------------------------
 Other investment         As described above, the Portfolios have similar investment strategies and policies. Certain of the
 policies and             non-principal investment policies and restrictions are different. For a more complete discussion
 restrictions             of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-------------------------------------------------------------------------------------------------------------------------------
                                            Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
 Sales charges            Shares of AmSouth Capital Growth Fund are not     The Class II shares of Pioneer Oak Ridge Large
                          subject to any sales charges.                     Cap Growth VCT Portfolio you receive in the
                                                                            Reorganization will not be subject to any sales
                                                                            charge.
-------------------------------------------------------------------------------------------------------------------------------
 Management and other     AmSouth Capital Growth Fund pays AAMI an          Pioneer Oak Ridge Large Cap Growth VCT Portfolio
 fees                     investment advisory fee, which is the lesser of   pays Pioneer a fee for managing the Portfolio
                          (a) 0.70% of the AmSouth Portfolio's daily net    and to cover the cost of providing certain
                          assets, which is computed daily and paid          services to the Portfolio.
                          monthly or (b) such amount as may from time to
                          time be agreed upon in writing by the AmSouth     Pioneer's annual fee is equal to 0.75% of the
                          Trust and AAMI.                                   Portfolio's average daily net assets up to $1
                                                                            billion and 0.70% on assets over $1 billion. The
                          AAMI currently limits its management fee to       fee is computed daily and paid monthly. Pioneer,
                          0.30% of AmSouth Capital Growth Fund's average    and not the Pioneer Portfolio, pays a portion of
                          daily net assets, and other expenses currently    the fee it receives from the Pioneer Portfolio
                          are being limited to 0.56% of the AmSouth         to Oak Ridge as compensation for Oak Ridge's
                          Portfolio's average daily net assets.             subadvisory services to the Pioneer Portfolio.

                          For the fiscal year ended December 31, 2004,      In addition, the Pioneer Portfolio will
                          annual operating expenses for the AmSouth         reimburse Pioneer for certain fund accounting
                          Portfolio, after giving effect to the voluntary   and legal expenses incurred on behalf of the
                          fee waivers and expense limitations, were 0.86%   Pioneer Portfolio and pay a separate shareowner
                          of average daily net assets, and without giving   servicing/transfer agency fee to PIMSS, an
                          effect to fee waivers and expense limitations,    affiliate of Pioneer.
                          were 1.52% of average daily net assets.
                                                                            Pioneer has agreed until May 1, 2007 to limit
                                                                            the expenses (excluding extraordinary expenses)
                                                                            of the Class II shares of the Portfolio to 0.95%
                                                                            of the average daily net assets attributable to
                                                                            Class II. There can be no assurance that Pioneer
                                                                            will extend the expense limitation beyond May 1,
                                                                            2007.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Pioneer Oak Ridge Large Cap Growth
                                     AmSouth Capital Growth Fund                               VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Distribution or service  AmSouth Capital Growth Fund charges a fee         Pioneer Oak Ridge Large Cap Growth VCT Portfolio
 fee                      for support services to investors, such as        has adopted a plan of distribution for Class II
                          establishing and maintaining accounts and         shares in accordance with Rule 12b-1 under the
                          records, providing account information,           Investment Company Act. Under the plan, the
                          arranging for bank wires, responding to routine   Pioneer Portfolio pays to Pioneer Funds
                          inquiries, forwarding investor communications,    Distributor, Inc. a distribution fee of 0.25% of
                          assisting in the processing of purchase,          the average daily net assets attributable to
                          exchange and redemption requests, and assisting   Class II shares.
                          investors in changing account designations and
                          addresses.                                        Because these fees are an ongoing expense, over
                                                                            time they increase the cost of an investment and
                          For expenses incurred and services provided, a    the shares may cost more than shares that are
                          financial institution (or its affiliate)          subject to other types of sales charges.
                          providing these services ("Servicing Agent")
                          receives a fee from AmSouth Capital Growth
                          Fund, computed daily and paid monthly, at an
                          annual rate of up to 0.25% of the average daily
                          net assets of the AmSouth Portfolio allocable
                          to variable insurance contracts owned by
                          customers of the Servicing Agent. A Servicing
                          Agent may periodically waive all or a portion
                          of its servicing fees with respect to the
                          AmSouth Portfolio to increase the net income of
                          the AmSouth Portfolio available for
                          distribution as dividends.
-------------------------------------------------------------------------------------------------------------------------------
 Buying shares            Shares of the AmSouth Portfolio are available     The Pioneer Portfolio may sell its shares
                          for purchase by insurance company separate        directly to separate accounts established and
                          accounts to serve as an investment medium for     maintained by insurance companies for the purpose
                          variable insurance contracts, and by qualified    of funding variable contracts and to qualified
                          pension and retirement plans, certain insurance   plans. Shares of the Pioneer Portfolios are sold
                          companies, and AAMI. Investors do not deal        at net asset value. Investments in a Pioneer
                          directly with the AmSouth Portfolio to purchase   Portfolio are credited to an insurance company's
                          shares. Shares of the AmSouth Portfolio are       separate account or qualified plan account,
                          purchased at the net asset value per share next   immediately upon acceptance of the investment by
                          determined after receipt and acceptance by the    the Pioneer Portfolio. The offering of shares of
                          AmSouth Portfolio's distributor (or other         the Pioneer Portfolio may be suspended for a
                          agent) of a purchase order. The AmSouth           period of time, and the Pioneer Portfolio
                          Portfolio reserves the right to reject or         reserves the right to reject any specific
                          refuse, in its discretion, any order for the      purchase order. Purchase orders may be refused
                          purchase of the AmSouth Portfolio's shares, in    if, in the investment adviser's opinion, they are
                          whole or in part.                                 of a size or frequency that would disrupt the
                                                                            management of the Pioneer Portfolio.
                          The AmSouth Portfolio reserves the right to
                          discontinue offering shares at any time, or to
                          cease investment operations entirely.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Pioneer Oak Ridge Large Cap Growth
                                     AmSouth Capital Growth Fund                               VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Selling shares           Shares of the AmSouth Portfolio are redeemed at   Shares of the Pioneer Portfolio will be sold at
                          the net asset value per share next determined     net asset value per share next calculated after
                          after receipt by the AmSouth Portfolio's          the Pioneer Portfolio receives the request in
                          distributor (or other agent) of a redemption      good order.
                          request.

                                                                            You may sell your shares by contacting the
                                                                            insurance company sponsoring your variable
                                                                            contract, as described in your variable
                                                                            contract's prospectus.

-------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to similar principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     To the extent that each Portfolio invests in fixed income securities, they are subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Portfolio's investments. In addition, the Portfolio's investments may expose it to credit risks, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

     AmSouth Capital Growth Fund is also subject to the risks of investing in lesser capitalized companies, which typically involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources. AmSouth Capital Growth Fund is a non-diversified fund, which means it may invest in the securities of a limited number of issuers. This may increase the volatility of the AmSouth Portfolio's performance and may it more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. Although Pioneer Oak Ridge Large Cap Growth VCT Portfolio is classified as a diversified investment company, the Portfolio may be composed of fewer issuers than many large cap growth funds. Typically, the subadviser expects the Portfolio to include a limited number of different issuers, which may increase the volatility of the Portfolio's net asset value per share.

     Each Portfolio may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Pioneer Portfolio invests in issuers in countries with emerging markets or if the Pioneer Portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

     At times, more than 25% of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the Portfolio emphasizes investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for the AmSouth Portfolio. Since the Pioneer Portfolio does not have a full calendar year of performance, it does not disclose any performance information. The bar chart shows how the AmSouth Portfolio's performance varied from year to year for each full calendar year since its inception. The table shows average annual total returns for the AmSouth Portfolio since its inception compared with a broad-based securities market index. The AmSouth Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Absent limitation of the AmSouth Portfolio's expenses, total returns would be lower. Past performance does not indicate future results.


                           AmSouth Capital Growth Fund
                          Calendar Year Total Returns*


[The following data was represented as a bar chart in the printed material]

'02         -25.89
'03          25.94
'04           4.47


* During the period shown in the bar chart, your AmSouth Portfolio's highest quarterly return was 21.46% for the quarter ended June 30, 2003, and the lowest quarterly return was -24.77% for the quarter ended September 30, 2002.


                           AmSouth Capital Growth Fund
                          Average Annual Total Returns*
                    (for the periods ended December 31, 2004)


--------------------------------------------------------------------------------
                                                                 Since inception
                                                     1 Year       (May 1, 2001)
--------------------------------------------------------------------------------
 AmSouth Capital Growth Fund                           4.47%          -3.50%
--------------------------------------------------------------------------------
 S&P 500/Barra Growth Index(1)
  (reflects no deduction for fees or expenses)         6.13%          -0.31%
--------------------------------------------------------------------------------

*    Assumes reinvestment of dividends and distributions.
(1) The S&P 500/Barra Growth Index is a widely recognized, unmanaged index of common stocks.

The most recent portfolio manager's discussion for each Portfolio is attached as Exhibit C.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the year ended December 31, 2004. Future expenses for each Portfolio may be greater or less. The table does not reflect separate account or insurance contract fees and charges.

     The tables also show the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2004.

                                                                                                         Pioneer Oak Ridge
                                                                                   Pioneer Oak Ridge      Large Cap Growth
                                                                                    Large Cap Growth       VCT Portfolio
                                                               AmSouth Capital       VCT Portfolio       Combined Portfolio
                                                                 Growth Fund       (Class II Shares)        (Pro Forma)
                                                              -----------------   -------------------   -------------------
Shareowner transaction fees
 (paid directly from your investment)
Redemption fees for shares held less than 30 days .........         None                 None                  None
Sales charge or deferred sales charge .....................         None                 None                  None
Annual Portfolio operating expenses
 (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee ............................................          0.70%                0.75%                 0.75%
Distribution or Shareholder Service fee ...................          0.25%                0.25%                 0.25%
Other expenses ............................................          0.57%                5.22%                 0.54%
Total operating expenses ..................................          1.52%(1)             6.22%(2)              1.54%(2)
Expense limitation ........................................          0.66%(1)             5.27%(2)              0.59%(2)
Net expenses ..............................................          0.86%(1)             0.95%(2)              0.95%(2)

----------
(1) AAMI currently limits its management fee to 0.30%. Other expenses (including shareholder servicing fees) are currently being limited to 0.56%. Total annual fund operating expenses, after fee waiver and expense reimbursements, currently are limited to 0.86%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

(2) Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares until May 1, 2007. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) Pioneer Portfolio's contractual expense limitation is in effect for year one. It does not reflect (i) separate account or insurance contract fees and charges or (ii) AAMI's voluntary fee waivers or expense reimbursements with respect to the AmSouth Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

Example

--------------------------------------------------------------------------------
                           AmSouth Capital Growth Fund
--------------------------------------------------------------------------------
 Year 1                                                            $  155
--------------------------------------------------------------------------------
 Year 3                                                            $  480
--------------------------------------------------------------------------------
 Year 5                                                            $  829
--------------------------------------------------------------------------------
 Year 10                                                           $1,813
--------------------------------------------------------------------------------

                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
 Class II Shares
--------------------------------------------------------------------------------
 Year 1                                                            $   97
--------------------------------------------------------------------------------
 Year 3                                                            $1,376
--------------------------------------------------------------------------------
 Year 5                                                            $2,623
--------------------------------------------------------------------------------
 Year 10                                                           $5,611
--------------------------------------------------------------------------------

                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                         Combined Portfolio (Pro Forma)
--------------------------------------------------------------------------------

 Class II Shares
--------------------------------------------------------------------------------
 Year 1                                                            $   97
--------------------------------------------------------------------------------
 Year 3                                                            $  429
--------------------------------------------------------------------------------
 Year 5                                                            $  784
--------------------------------------------------------------------------------
 Year 10                                                           $1,786
--------------------------------------------------------------------------------

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Portfolio as of May 31, 2005, and the pro forma combined Portfolio as of May 31, 2005.



                                                                                   Pioneer Oak Ridge
                                                             Pioneer Oak Ridge      Large Cap Growth
                                                              Large Cap Growth       VCT Portfolio
                                         AmSouth Capital       VCT Portfolio       Combined Portfolio
                                           Growth Fund       (Class II Shares)        (pro forma)
                                           May 31, 2005         May 31, 2005          May 31, 2005
                                        -----------------   -------------------   -------------------
  Net Assets (in thousands) .........      $   15,418            $  7,174             $   22,593
  Net Asset Value Per Share .........      $     8.66            $  10.96             $    10.96
  Shares Outstanding ................       1,780,415             654,629              2,061,417

     It is impossible to predict how many shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio will actually be received and distributed by your AmSouth Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

     In evaluating the proposed Reorganization, the Trustees of the AmSouth Portfolios requested information, provided by AAMI and Pioneer, that they believed to be reasonably necessary for properly considering the proposal and were advised by legal counsel in the course of their deliberations. In considering the proposal, the Trustees took into account a number of considerations including, without limitation, the following:

     First, AAMI, the investment adviser to your AmSouth Portfolio informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Portfolio. Consequently, a change in your AmSouth Portfolio's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareowners invested in reliance on AAMI's role to withdraw from the Portfolio, thereby reducing the Portfolio's size and increasing the Portfolio's expense ratios (absent expense limitations).

     Second, the resources of Pioneer, which the Trustees determined to be capable of providing appropriate, high-quality services. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareowners of your AmSouth Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds.

     Third, Pioneer's commitment to limit, until May 1, 2007, the expenses of Class II shares to 0.95% of the assets attributable to Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio. The Board noted that this expense ratio is comparable to the AmSouth Portfolio's current operating expenses after fee waivers and expense limitations, and considerably lower than the AmSouth Portfolio's current gross operating expenses (i.e., before fee waivers and expense limitations). The Board determined that Pioneer's expense limitation undertaking with respect to the Pioneer Portfolio was fair and reasonable in light of the current voluntary expense limitations applicable to the AmSouth Portfolio, which may be terminated at any time, as well as AAMI's indication that it would not continue the current voluntary expense limitations for the indefinite future.

     Fourth, the Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio received in the Reorganization will provide AmSouth Capital Growth Fund shareowners with exposure to a comparable investment product.

     Fifth, Pioneer's long-term investment track record managing mutual funds that are similar to the Pioneer Portfolio. On the basis of this information, the Board determined that Pioneer is capable of providing an acceptable level of long-term investment performance, appropriate to the Pioneer Portfolio's investment objective, strategies and risks, despite the absence of a long-term performance track record for the Pioneer Portfolio.

     Sixth, Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Portfolios' proxy statements and solicitation costs incurred by the Portfolios in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Portfolio in connection with the Reorganizations.

     Based on its review of the information provided, the Trustees of the AmSouth Portfolio determined that the proposed Reorganization was in the best interests of the AmSouth Portfolio and the beneficial owners of its shares and will not dilute the interests of such beneficial owners. Accordingly, the Trustees determined to recommend that the beneficial owners of the AmSouth Portfolio approve the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations."

     The Trustees recommend that the shareowners of your AmSouth Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         AmSouth Select Equity Fund and
                           Pioneer Fund VCT Portfolio

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     Each Portfolio primarily invests in equity securities of U.S. issuers and, consequently, is subject to similar investment policies and risks. Differences between each Portfolio are highlighted in the chart provided below. Certain differences include: (1) the AmSouth Portfolio is a non-diversified fund, whereas the Pioneer Portfolio is a diversified fund; (2) each Portfolio is managed by a different investment adviser; (3) the AmSouth Portfolio invests primarily in companies with a market capitalization of at least $2 billion, whereas the Pioneer Portfolio has no stated minimum market capitalization of the companies in which it may invest; (4) the AmSouth Portfolio generally invests in a more limited number of companies than the Pioneer Portfolio; and (5) the Pioneer Portfolio may invest up to 25% of its total assets in real estate investment trusts. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Portfolio and the Pioneer Portfolio.

     Comparison of AmSouth Select Equity Fund to Pioneer Fund VCT Portfolio


-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Business                 A non-diversified series of Variable Insurance    A diversified series of Pioneer Variable
                          Funds, an open-end management investment          Contracts Trust, an open-end management
                          company organized as a Massachusetts              investment company organized as a Delaware
                          business trust.                                   statutory trust.
-------------------------------------------------------------------------------------------------------------------------------
 Net assets as of         $66.5 million                                     $569.7 million
 March 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and  Investment Adviser:                               Investment Adviser:
 portfolio managers       AAMI                                              Pioneer

                          Sub-Adviser:                                      Portfolio Managers:
                          OakBrook Investments, LLC ("Oakbrook")            Day-to-day management of the Fund's
                                                                            portfolio is the responsibility of John A. Carey
                                                                            (portfolio manger) and Walter Hunnewell, Jr.
                          Portfolio Managers:                               (assistant portfolio manager). Mr. Carey and
                          Day-to-day management of AmSouth Select           Mr. Hunnewell are supported by the domestic
                          Equity Fund's portfolio is the responsibility     equity team. The portfolio managers and the
                          of a team of investment professionals, all        team also may draw upon the research and
                          of whom take part in the decision making          investment management expertise of the
                          process. Dr. Neil Wright, Ms. Janna Sampson       global research team, which provides
                          and Dr. Peter Jankovskis are the team             fundamental research on companies and
                          members and have been the portfolio               includes members from Pioneer's affiliate,
                          managers of the Fund since its inception.         Pioneer Investment Management Limited.
                          Each of the portfolio managers has been
                          with OakBrook since 1998.                         Mr. Carey is director of portfolio management
                                                                            and an executive vice president of Pioneer.
                          Dr. Wright is OakBrook's President and Chief      Mr. Carey joined Pioneer as an analyst
                          Investment Officer. From 1993 to 1997, Dr.        in 1979.
                          Wright was the Chief Investment Officer of ANB
                          Investment Management & Trust Co. ("ANB").
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Investment advisers      Ms. Sampson is OakBrook's Director of             Mr. Hunnewell is a vice president of Pioneer. He
 and portfolio managers   Portfolio Management. From 1993 to 1997, she      joined Pioneer in 2001 and has been an
 (continued)              was Senior Portfolio Manager for ANB.             investment professional since 1985. Prior to
                                                                            joining Pioneer in 2001, Mr. Hunnewell was an
                          Dr. Jankovskis is OakBrook's Director of          independent investment manager and a fiduciary
                          Research. From 1992 to 1996, he was an            of private asset portfolio from 2000 to 2001.
                          Investment Strategist for ANB and from 1996
                          to 1997 he was the Manager of Research for ANB.
-------------------------------------------------------------------------------------------------------------------------------
 Investment objective     AmSouth Select Equity Fund seeks long-term        Pioneer Fund VCT Portfolio seeks reasonable
                          capital growth.                                   income and capital growth.
-------------------------------------------------------------------------------------------------------------------------------
 Primary investment       Under normal market conditions, AmSouth Select    Pioneer Fund VCT Portfolio invests the major
 policy                   Equity Fund invests at least 80% of its assets    portion of its assets in equity securities,
                          in equity securities, consisting of common        primarily of U.S. issuers. For purposes of the
                          stocks and securities convertible into common     Pioneer Portfolio's investment policies, equity
                          stocks, such as convertible bonds and             securities include common stocks, convertible
                          convertible preferred stocks, of companies with   debt and other equity instruments, such as
                          market capitalizations that are greater than $2   depositary receipts, warrants, rights, interests
                          billion at the time of purchase.                  in real estate investment trusts (REITs) and
                                                                            preferred stocks.
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies    OakBrook focuses on companies that possess a      Pioneer Fund VCT Portfolio uses a "value" style
                          dominant market share and have a barrier, such    of management and seeks securities selling at
                          as a patent or well-known brand name, that        reasonable prices or substantial discounts to
                          shields its market share and profits from         their underlying values and holds these
                          competitors. These companies typically have       securities until the market values reflect their
                          long records of stable earnings growth.           intrinsic values. Pioneer evaluates a security's
                          OakBrook continuously monitors this universe of   potential value, including the attractiveness of
                          companies looking for opportunities to purchase   its market valuation, based on the company's
                          such stocks at reasonable prices.                 assets and prospectus for earnings growth. In
                                                                            making that assessment, Pioneer employs due
                          In managing the investment portfolio for          diligence and fundamental research, an
                          AmSouth Select Equity Fund, OakBrook may focus    evaluation of the issuer based on its financial
                          on a relatively limited number of stocks          statements and operations. Pioneer also
                          (generally 25 or less). OakBrook believes that    considers a security's potential to provide a
                          this investment strategy has the potential for    reasonable amount of income. Pioneer focuses on
                          higher total returns than an investment           the quality and price of individual issuers, not
                          strategy calling for investment in a larger       on economic sector or market-timing strategies.
                          number of securities.
                                                                            Factors Pioneer looks for in selecting
                                                                            investments include:

                                                                            o   Favorable expected returns relative to
                                                                                perceived risk

                                                                            o   Above average potential for earnings and
                                                                                revenue growth

                                                                            o   Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales

                                                                            o   A sustainable competitive advantage, such as
                                                                                a brand name, customer base, proprietary
                                                                                technology or economies of scale
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Other investments        AmSouth Select Equity Fund also may invest        Pioneer Fund VCT Portfolio may invest up to
                          in securities issued by companies with market     25% of its total assets in REITs. Pioneer Fund
                          capitalizations below $2 billion, or invest in    VCT Portfolio may invest up to 10% of its
                          futures and options contracts for purposes of     total assets in equity securities of non-U.S.
                          hedging the AmSouth Portfolio or maintaining      corporate issuers and debt securities of
                          its exposure to the equity markets.               non-U.S. corporate and government issuers.
                                                                            The Pioneer Portfolio will not invest more than
                          The AmSouth Portfolio has the flexibility to      5% of its total assets in the securities of
                          make portfolio investments and engage in          emerging markets issuers.
                          other investment techniques that are different
                          than its principal strategies mentioned here.     Pioneer Fund VCT Portfolio may invest a
                          More information on the AmSouth Portfolio's       portion of its assets not invested in equity
                          investment strategies may be found in the SAI.    securities in debt securities of corporate and
                                                                            government issuers. Generally the Pioneer
                                                                            Portfolio acquires debt securities that are
                                                                            investment grade, but the Portfolio may
                                                                            invest up to 5% of its net assets in below
                                                                            investment grade debt securities issued
                                                                            by both U.S. and non-U.S. corporate and
                                                                            government issuers, including below
                                                                            investment grade convertible debt securities.

                                                                            The Pioneer Portfolio invests in debt securities
                                                                            when Pioneer believes that they are consistent
                                                                            with the Portfolio's investment objective by
                                                                            offering the potential for reasonable income
                                                                            and capital growth, to diversify the Portfolio
                                                                            or for greater liquidity.
-------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive      OakBrook may temporarily invest up to 100%        Pioneer Fund VCT Portfolio may invest all or
 strategies               of AmSouth Select Equity Fund's assets in high    part of its assets in securities with remaining
                          quality, short-term money market instruments      maturities of less than one year, cash
                          if it believes adverse economic or market         equivalents or may hold cash.
                          conditions, such as excessive volatility or
                          sharp market declines, justify taking a
                          defensive investment posture.
-------------------------------------------------------------------------------------------------------------------------------
 Diversification          Amsouth Select Equity Fund is non-diversified     Pioneer Fund VCT Portfolio is diversified for
                          for the purpose of the Investment Company         the purpose of the Investment Company Act
                          Act and, therefore, may concentrate its           and is subject to diversification requirements
                          investments in a limited number of issuers.       under the Code.
-------------------------------------------------------------------------------------------------------------------------------
 Industry concentration   AmSouth Select Equity Fund may not purchase       Pioneer Fund VCT Portfolio may not invest
                          any securities which would cause more than        more than 25% of its assets in any
                          25% of the value of the Portfolio's total assets  one industry.
                          at the time of purchase to be invested in
                          securities of one or more issuers conducting
                          their principal business activities in the
                          same industry, provided that (a) there is no
                          limitation with respect to obligations issued
                          or guaranteed by the U.S. government or its
                          agencies or instrumentalities, and repurchase
                          agreements secured by obligations of the U.S.
                          government or its agencies or
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Industry concentration   instrumentalities; (b) wholly owned finance
 (continued)              companies will be considered to be in the
                          industries of their parents if their
                          activities are primarily related to financing
                          the activities of their parents; and (c)
                          utilities will be divided according to their
                          services. For example, gas, gas transmission,
                          electric and gas, electric, and telephone will
                          each be considered a separate industry.
-------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   Each Portfolio may not invest more than 15% of its net assets in illiquid securities.
 securities
-------------------------------------------------------------------------------------------------------------------------------
 Borrowing                AmSouth Select Equity Fund will not borrow        Pioneer Fund VCT Portfolio may not borrow money,
                          money or issue senior securities, except that     except from banks as a temporary measure for
                          the AmSouth Portfolio may borrow from banks or    extraordinary purposes and except pursuant to
                          brokers, in amounts up to 10% of the value of     reverse repurchase agreements, and then only in
                          its total assets at the time of such              amounts not to exceed 33 1/3% of the Pioneer
                          borrowing. The AmSouth Portfolio will not         Portfolio's total assets (including the amount
                          purchase securities while its borrowing exceed    borrowed) taken at market value. The Pioneer
                          5% of its total assets.                           Portfolio will not use leverage to attempt to
                                                                            increase income. The Pioneer Portfolio will not
                                                                            purchase securities while outstanding borrowings
                                                                            (including reverse repurchase agreements) exceed
                                                                            5% of the Pioneer Portfolio's total assets.
-------------------------------------------------------------------------------------------------------------------------------
 Lending                  AmSouth Select Equity Fund will not make          Pioneer Fund VCT Portfolio may not make loans,
                          loans, except that the AmSouth Portfolio may      except that the Pioneer Portfolio may lend
                          purchase or hold debt instruments and lend        portfolio securities in accordance with the
                          portfolio securities (in an amount not to         Pioneer Portfolio's investment policies and may
                          exceed one-third of its total assets), in         purchase or invest in repurchase agreements, bank
                          accordance with its investment objective and      certificates of deposit, a portion of an issue of
                          policies, make time deposits with financial       publicly distributed bonds, bank loan
                          institutions and enter into repurchase            participation agreements, bankers' acceptances,
                          agreements.                                       debentures or other securities, whether or not the
                                                                            purchase is made upon the original issuance of the
                                                                            securities.
-------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   AmSouth Select Equity Fund may also enter into    Pioneer Fund VCT Portfolio may use futures and
                          contracts for the future delivery of              options on securities, indices and currencies,
                          securities or foreign currencies and futures      forward currency exchange contracts and other
                          contracts based on a specific security, class     derivatives. The Pioneer Portfolio does not use
                          of securities, foreign currency or an index,      derivatives as a primary investment technique and
                          purchase or sell options on any such futures      generally limits their use to hedging. However,
                          contracts and engaged in related closing          the Pioneer Portfolio may use derivatives for a
                          transactions. The AmSouth Portfolio may engage    variety of non- principal purposes, including:
                          in such futures contracts in an effort to
                          hedge against market risks and to manage its      o   As a hedge against adverse changes in stock
                          cash positions. The AmSouth Portfolio may also        market prices, interest rates or currency
                          enter into forward currency contracts in order        exchange rates
                          to hedge against adverse movements in
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   exchange rates between currencies and use         o   As a substitute for purchasing or selling
 (continued)              foreign currency options. As part of its              securities
                          financial futures transactions and to hedge
                          foreign currency exchange rate risk, the          o   To increase the Pioneer Portfolio's return
                          AmSouth Portfolio may use foreign currency            as a non-hedging strategy that may be
                          futures contracts and options on such futures         considered speculative
                          contracts.
-------------------------------------------------------------------------------------------------------------------------------
 Short-term trading       Each Portfolio usually does not, although it may, trade for short-term profits. A Portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Portfolio's investment criteria.
-------------------------------------------------------------------------------------------------------------------------------
 Other investment         As described above, the Portfolios have similar principal investment strategies and policies.
 policies and             Certain of the non-principal investment policies and restrictions are different. For a more
 restrictions             complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-------------------------------------------------------------------------------------------------------------------------------
                                            Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
 Sales charges            Shares of AmSouth Select Equity Fund are not      The Class II shares of Pioneer Fund VCT
                          subject to any sales charges.                     Portfolio you receive in the Reorganization will
                                                                            not be subject to any sales charge.
-------------------------------------------------------------------------------------------------------------------------------
 Management and other     AmSouth Select Equity Fund pays AAMI an           Pioneer Fund VCT Portfolio pays Pioneer an
 fees                     investment advisory fee, which is the lesser of   annual fee equal to 0.65% of the Pioneer
                          (a) 0.80% of the AmSouth Portfolio's daily net    Portfolio's average daily net assets.
                          assets, which is computed daily and paid
                          monthly or (b) such amount as may from time to    In addition, Pioneer Fund VCT Portfolio
                          time be agreed upon in writing by the AmSouth     reimburses Pioneer for certain fund accounting
                          Trust and AAMI.                                   and legal expenses incurred on behalf of the
                                                                            Pioneer Portfolio and pays a separate shareowner
                          AAMI currently limits its management fee to       servicing/transfer agency fee to PIMSS, an
                          0.72% of AmSouth Select Equity Fund's average     affiliate of Pioneer.
                          daily net assets, and other expenses currently
                          are being limited to 0.53% of the AmSouth         Pioneer has agreed until May 1, 2007 to limit
                          Portfolio's average daily net assets.             the expenses (excluding extraordinary expenses)
                                                                            of the Class II shares of the Portfolio to 1.00%
                          For the fiscal year ended December 31, 2004,      of the average daily net assets attributable to
                          annual fund operating expenses for the AmSouth    Class II. There can be no assurance that Pioneer
                          Portfolio, after giving effect to voluntary fee   will extend the expense limitation beyond May 1,
                          waivers and expense limitations, were 1.25% of    2007.
                          average daily net assets, and without giving
                          effect to fee waivers and expense limitations,
                          were 1.43% of average daily net assets.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Distribution or service  AmSouth Select Equity Fund charges a fee for      Pioneer Fund VCT Portfolio has adopted a plan of
 fee                      support services to investors, such as            distribution for Class II shares in accordance
                          establishing and maintaining accounts and         with Rule 12b-1 under the Investment Company
                          records, providing account information,           Act. Under the plan, the Portfolio pays to
                          arranging for bank wires, responding to routine   Pioneer Funds Distributor, Inc. a distribution
                          inquiries, forwarding investor communications,    fee of 0.25% of the average daily net assets
                          assisting in the processing of purchase,          attributable to Class II shares.
                          exchange and redemption requests, and assisting
                          investors in changing account designations and    Because these fees are an ongoing expense, over
                          addresses.                                        time they increase the cost of an investment and
                                                                            the shares may cost more than shares that are
                          For expenses incurred and services provided, a    subject to other types of sales charges.
                          Servicing Agent receives a fee from AmSouth
                          Select Equity Fund, computed daily and paid
                          monthly, at an annual rate of up to 0.25% of
                          the average daily net assets of the AmSouth
                          Portfolio allocable to variable insurance
                          contracts owned by customers of the Servicing
                          Agent. A Servicing Agent may periodically waive
                          all or a portion of its servicing fees with
                          respect to the AmSouth Portfolio to increase
                          the net income of the AmSouth Portfolio
                          available for distribution as dividends.
-------------------------------------------------------------------------------------------------------------------------------
 Buying shares            Shares of the AmSouth Portfolio are available     The Pioneer Portfolio may sell its shares
                          for purchase by insurance company separate        directly to separate accounts established and
                          accounts to serve as an investment medium for     maintained by insurance companies for the
                          variable insurance contracts, and by qualified    purpose of funding variable contracts and to
                          pension and retirement plans, certain insurance   qualified plans. Shares of the Pioneer Portfolio
                          companies, AAMI and Oakbrook. Investors do not    are sold at net asset value. Investments in a
                          deal directly with the AmSouth Portfolio to       Pioneer Portfolio are credited to an insurance
                          purchase shares. Shares of the AmSouth            company's separate account or qualified plan
                          Portfolio are purchased at the net asset value    account, immediately upon acceptance of the
                          per share next determined after receipt and       investment by the Pioneer Portfolio. The
                          acceptance by the AmSouth Portfolio's             offering of shares of the Pioneer Portfolio may
                          distributor (or other agent) of a purchase        be suspended for a period of time, and the
                          order. The AmSouth Portfolio reserves the right   Pioneer Portfolio reserves the right to reject
                          to reject or refuse, in its discretion, any       any specific purchase order. Purchase orders may
                          order for the purchase of the AmSouth             be refused if, in the investment adviser's
                          Portfolio's shares, in whole or in part.          opinion, they are of a size or frequency that
                                                                            would disrupt the management of the Pioneer
                          The AmSouth Portfolio reserves the right to       Portfolio.
                          discontinue offering shares at any time, or to
                          cease investment operations entirely.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Select Equity Fund                        Pioneer Fund VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Selling shares           Shares of the AmSouth Portfolio are redeemed at   Shares of the Pioneer Portfolio will be sold at
                          the net asset value per share next determined     net asset value per share next calculated after
                          after receipt by the AmSouth Portfolio's          the Pioneer Portfolio receives the request in
                          distributor (or other agent) of a redemption      good order.
                          request.
                                                                            You may sell your shares by contacting the
                                                                            insurance company sponsoring your variable
                                                                            contract, as described in your variable
                                                                            contract's prospectus.
-------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to similar principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The adviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     o To the extent each Portfolio invests in fixed income securities, it will be subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Portfolio's investments, and credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

     Because AmSouth Select Equity Fund is not diversified for the purpose of the Investment Company Act, it may invest in a relatively small number of issuers and may be exposed to risks caused by events that affect particular companies to a greater extent than more broadly diversified mutual funds. AmSouth Select Equity Fund is also subject to the risks associated with investing in stocks of small / mid capitalization companies, which tend to be more volatile and less liquid than stocks of large capitalization companies.

     Pioneer Fund VCT Portfolio may be subject to the risks that value stocks fall out of favor with investors or the Portfolio's assets remain undervalued or do not have the potential value originally expected. At times, more than 25% of the Pioneer Portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Each Portfolio may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Pioneer Portfolio invests in issuers in countries with emerging markets or if the Pioneer Portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year since its inception. The tables show average annual total return for each Portfolio since its inception compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Absent limitation of the AmSouth Portfolio's expenses, total returns would be lower. Past performance does not indicate future results.


                           AmSouth Select Equity Fund
                          Calendar Year Total Returns*

[The following data was represented as a bar chart in the printed material]

'00         11.98
'01          8.26
'02         -8.43
'03         26.24
'04          9.64


* During the period shown in the bar chart, your AmSouth Portfolio's highest quarterly return was 17.63% for the quarter ended December 31, 2000, and the lowest quarterly return was -12.98% for the quarter ended September 30, 2002.


                          Pioneer Fund VCT Portfolio
                         Calendar Year Total Returns*

     The chart shows the performance of the Pioneer Fund VCT Portfolio's Class II shares for each full calendar year since the inception of Class I shares on October 31, 1997. The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

[The following data was represented as a bar chart in the printed material]

'98          25.72
'99          15.50
'O0           1.63
'01         -11.69
'02         -19.25
'03          23.44
'04          10.93


* During the period shown in the bar chart, Pioneer Portfolio's highest quarterly return was 20.97% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.36% for the quarter ended September 30, 2002.

                          Average Annual Total Returns*
                    (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------
                                                     1 Year      5 Years     Since inception
-----------------------------------------------------------------------------------------------
 AmSouth Select Equity Fund                            9.64%       8.96%           4.93%(3)
-----------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio(1)                        10.93%      -0.02%           6.11%(4)
-----------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees or expenses)        10.88%      -2.30%           5.57%(5)
-----------------------------------------------------------------------------------------------

* Assumes reinvestment of dividends and distributions.

(1) The table shows the average annual total returns of the Pioneer Portfolio's Class II shares over time. The performance of Class II shares for the period prior to the commencement of operations of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(2) The S&P 500 Index is a widely recognized measure of the performance of the 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(3)  The inception date of Amsouth Select Equity Fund is May 3, 1999.

(4) The inception date of Pioneer Fund VCT Portfolio is the inception date of its Class I shares on October 31, 1997.

(5) Reflects the return of the S&P 500 Index since the inception of Pioneer Fund VCT Portfolio's Class I shares. The return of the index since the inception of AmSouth Select Equity Fund is -0.21%.

The most recent portfolio manager's discussion for each Portfolio is attached as Exhibit C.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the year ended December 31, 2004. Future expenses of each Portfolio may be greater or less. The table does not reflect separate account or insurance contract fees and charges.

     The tables also show the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2004.


                                                                                                                Pioneer Fund
                                                                                          Pioneer Fund         VCT Portfolio
                                                                    AmSouth Select       VCT Portfolio       Combined Portfolio
                                                                      Equity Fund      (Class II Shares)        (Pro Forma)
                                                                   ----------------   -------------------   -------------------
Shareowner transaction fees (paid directly from your investment)
Redemption fees for shares held less than 30 days ..............        None                 None                  None
Sales charge or deferred sales charge ..........................        None                 None                  None
Annual Portfolio operating expenses
 (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .................................................         0.80%                0.65%                 0.65%
Distribution or Shareholder Service Fee ........................         0.25%                0.25%                 0.25%
Other expenses .................................................         0.38%                0.06%                 0.06%
Total operating expenses .......................................         1.43%(1)             0.96%(2)              0.96%(2)
Expense limitation .............................................         0.18%(1)              --                    --
Net expenses ...................................................         1.25%(1)             0.96%(2)              0.96%(2)

----------
(1) AAMI currently limits its management fee to 0.72%. Other expenses (including shareholder servicing fees) are currently being limited to 0.53%. Total annual fund operating expenses, after fee waiver and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

(2) Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares until May 1, 2007. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Portfolio's gross operating expenses remain the same. It does not reflect (i) separate account or insurance contract fee and charges or (ii) AAMI's voluntary fee waivers or expense reimbursements with respect to the AmSouth Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

Example

--------------------------------------------------------------------------------
                           AmSouth Select Equity Fund
--------------------------------------------------------------------------------
 Year 1                                                            $  127
--------------------------------------------------------------------------------
 Year 3                                                            $  397
--------------------------------------------------------------------------------
 Year 5                                                            $  686
--------------------------------------------------------------------------------
 Year 10                                                           $1,511
--------------------------------------------------------------------------------

                           Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
 Class II Shares
--------------------------------------------------------------------------------
 Year 1                                                            $   98
--------------------------------------------------------------------------------
 Year 3                                                            $  306
--------------------------------------------------------------------------------
 Year 5                                                            $  531
--------------------------------------------------------------------------------
 Year 10                                                           $1,178
--------------------------------------------------------------------------------

                           Pioneer Fund VCT Portfolio
                         Combined Portfolio (Pro Forma)
--------------------------------------------------------------------------------
 Class II Shares
--------------------------------------------------------------------------------
 Year 1                                                            $   98
--------------------------------------------------------------------------------
 Year 3                                                            $  306
--------------------------------------------------------------------------------
 Year 5                                                            $  531
--------------------------------------------------------------------------------
 Year 10                                                           $1,178
--------------------------------------------------------------------------------

                                CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of May 31, 2005, and the pro forma combined Portfolio as of May 31, 2005.

                                                                                     Pioneer Fund
                                                               Pioneer Fund         VCT Portfolio
                                         AmSouth Select       VCT Portfolio       Combined Portfolio
                                           Equity Fund      (Class II Shares)        (pro forma)
                                          May 31, 2005         May 31, 2005          May 31, 2005
                                        ----------------   -------------------   -------------------
  Net Assets (in thousands) .........      $   64,898          $  135,454            $  200,352
  Net Asset Value Per Share .........      $    11.94          $    20.33            $    20.33
  Shares Outstanding ................       5,436,438           6,662,789             9,855,660

     It is impossible to predict how many shares of Pioneer Fund VCT Portfolio will actually be received and distributed by your AmSouth Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund VCT Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

     In evaluating the proposed Reorganization, the Trustees of the AmSouth Portfolios requested information, provided by AAMI and Pioneer, that they believed to be reasonably necessary for properly considering the proposal and were advised by legal counsel in the course of their deliberations. In considering the proposal, the Trustees took into account a number of considerations including, without limitation, the following:

     First, AAMI, the investment adviser to the AmSouth Portfolio informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Portfolio. Consequently, a change in your AmSouth Portfolio's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareowners invested in reliance on AAMI's role to withdraw from the AmSouth Portfolio, thereby reducing the size of the AmSouth Portfolio and increase its expense ratios (absent limitations of expenses).

     Second, the Pioneer Portfolio's total expenses, as well as the Pioneer Portfolio's anticipated expenses of the combined Portfolio, are lower than AmSouth Select Equity Fund's current expenses net of voluntary fee waivers and expense limitations, and Pioneer has committed to limit the expenses of Class II shares to 1.00% of the assets attributable to the Class II shares of the Pioneer Portfolio until May 1, 2007.

     Third, the resources of Pioneer, which the Trustees determined to be capable of providing appropriate, high-quality services. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareowners of your AmSouth Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds.

     Fourth, the Class II shares of Pioneer Fund VCT Portfolio received in the Reorganization will provide AmSouth Select Equity Fund shareowners with exposure to a comparable investment product.

     Fifth, Pioneer's performance track record in managing the Pioneer Portfolio, as well as its long-term investment track record managing mutual funds that are similar to the Pioneer Portfolio. The Board noted that the Pioneer Portfolio had outperformed the AmSouth Portfolio for the one-year periods ended December 31, 2005 and March 31, 2005, although the AmSouth Portfolio's performance was stronger over the longer term. On the basis of this information, the Board determined that Pioneer is capable of providing an acceptable level of long-term investment performance, appropriate to the Pioneer Portfolio's investment objective, strategies and risks.

     Sixth, Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Portfolios' proxy statements and solicitation costs incurred by the Portfolios in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Portfolio in connection with the Reorganizations.

     Based upon its review of the information provided, the Trustees of the AmSouth Portfolio determined that the proposed Reorganization was in the best interests of the AmSouth Portfolio and the beneficial owners of its shares and will not dilute the interests of such beneficial owners. Accordingly, the Trustees determined to recommend that the beneficial owners of the AmSouth Portfolio approve the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bancorporation Benefit from the Reorganization."

     The Trustees recommend that the shareowners of your AmSouth Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                             AmSouth Value Fund and
                           Pioneer Value VCT Portfolio

                                  PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     Each Portfolio primarily invests in equity securities of U.S. issuers and, consequently, is subject to similar investment policies and risks. Differences between each Portfolio are highlighted in the chart provided below. Certain differences include: (1) each Portfolio is managed by a different investment adviser; and (2) the Pioneer Portfolio has broader authority than the AmSouth Portfolio to invest in securities of non-U.S. issuers, although neither Portfolio has historically concentrated its investments in non-U.S. issuers. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Portfolio and the Pioneer Portfolio.


         Comparison of AmSouth Value Fund to Pioneer Value VCT Portfolio


-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Business                 A diversified series of Variable Insurance        A diversified series of Pioneer Variable
                          Funds, an open-end management investment          Contracts Trust, an open-end management
                          company organized as a Massachusetts              investment company organized as a Delaware
                          business trust.                                   statutory trust.
-------------------------------------------------------------------------------------------------------------------------------
 Net assets as of         $60.08 million                                    $13.10 million
 March 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and  Investment Adviser:                               Investment Adviser:
 portfolio managers       AAMI                                              Pioneer

                          Portfolio Manager:
                          AmSouth Value Fund is managed by Brian B.         Portfolio Managers:
                          Sullivan, CFA (since June 2004). Mr. Sullivan     Day-to-day management of Pioneer Value VCT
                          has been an officer of AAMI since 1996 and        Portfolio is the responsibility of J. Rodman
                          joined AmSouth Bank in 1982. Prior to serving as  Wright, lead portfolio manager. Mr. Wright is
                          Director of Fixed Income for AmSouth Bank's       supported by Aaron C. Clark, portfolio manager,
                          Trust Department, Mr. Sullivan managed equity     and the domestic equity team. Members of this
                          portfolios and held the position of equity        team manage other Pioneer funds investing
                          research coordinator for AmSouth Bank's Trust     primarily in U.S. equity securities.
                          Department.
                                                                            Mr. Wright is a senior vice president of Pioneer
                                                                            and strategy director of the value team. He
                                                                            joined Pioneer in 1994 as an analyst and has
                                                                            been an investment professional since 1988.

                                                                            Mr. Clark is a vice president and joined Pioneer
                                                                            in 2004 as a portfolio manager. Prior to joining
                                                                            Pioneer, Mr. Clark was employed as a portfolio
                                                                            manager at Morgan Stanley Investment Management
                                                                            from 1997 to 2004 and has been an investment
                                                                            professional since 1992.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Investment objective     AmSouth Value Fund seeks capital growth, with     Pioneer Value VCT Portfolio seeks reasonable
                          current income as an incidental objective.        income and capital growth.
-------------------------------------------------------------------------------------------------------------------------------
 Primary investment       Under normal market conditions, AmSouth Value     Pioneer Value VCT Portfolio seeks to invest in a
 policy                   Fund invests at least 80% of its assets in a      broad list of carefully selected, reasonably
                          diversified portfolio of equity securities that   priced securities whose prices reflect a premium
                          AAMI believes to be undervalued. Equity           resulting from their current market popularity.
                          securities may include common stocks and          The Portfolio invests the major portion of its
                          securities convertible into common stocks, such   assets in equity securities, primarily of U.S.
                          as convertible bonds and convertible preferred    issuers.
                          stocks.
                                                                            For purposes of the Portfolio's investment
                                                                            policies, equity securities include common
                                                                            stocks, convertible debt and other equity
                                                                            instruments, such as depositary receipts,
                                                                            warrants, rights, and preferred stocks.
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies    AAMI uses a variety of economic projections,      Pioneer Value VCT Portfolio uses a "value" style
                          quantitative techniques, and earnings             of management and seeks securities selling at
                          projections in formulating individual stock       reasonable prices or substantial discounts to
                          purchase and sale decisions. AAMI will select     their underlying values and holds these
                          investments believed to have basic investment     securities until the market values reflect their
                          value which will eventually be recognized by      intrinsic values. Pioneer evaluate a security's
                          other investors. Factors which may be             potential value, including the attractiveness of
                          considered in selecting equity securities         its market valuation, based on the company's
                          include industry and company fundamentals,        asset s and prospects for earnings and revenue
                          historical price relationships, and/or            growth. In making that assessment, Pioneer
                          underlying asset value. AmSouth Value Fund        employs due diligence and fundamental research,
                          expects to earn incidental income mainly from     an evaluation of the issuer based on its
                          stock dividends and preferred stocks.             financial statements and operations, employing a
                                                                            bottom-up analytic style. Pioneer also considers
                                                                            a security's potential to provide a reasonable
                                                                            amount of income.

                                                                            Factors Pioneer looks for in selecting
                                                                            investments include:

                                                                            o   Above average potential for earnings and
                                                                                revenue growth

                                                                            o   Favorable expected returns relative to
                                                                                perceived risks

                                                                            o   Management with demonstrated ability and
                                                                                commitment to the company

                                                                            o   Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales

                                                                            o   Turnaround potential for companies that have
                                                                                been through difficult periods

                                                                            o   Good prospects for dividend growth
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Other investments        In addition to equity securities, AmSouth Value   Pioneer Value VCT Portfolio primarily invests in
                          Fund may invest in preferred stocks, corporate    securities of U.S. issuers. The Pioneer
                          bonds, notes, warrants, and short term money      Portfolio may invest up to 25% of its total
                          market instruments. The portion of the AmSouth    assets in securities of non-U.S. issuers. The
                          Portfolio's assets invested in common stocks,     Pioneer Portfolio will not invest more than 5%
                          convertible securities and fixed income           of its total assets in the securities of
                          securities varies according to AAMI's assessment  emerging markets issuers.
                          of market and economic conditions and future
                          outlook.                                          Pioneer Value VCT Portfolio may invest a portion
                                                                            of its assets not invested in equity securities
                          The AmSouth Portfolio has the flexibility to      in debt securities of corporate and government
                          make portfolio investments and engage in other    issuers. Generally, the Pioneer Portfolio
                          investment techniques that are different than     acquired debt securities that are investment
                          its principal strategies mentioned here. More     grade, but the Pioneer Portfolio may invest up
                          information on the AmSouth Portfolio's            to 5% of its net assets in below investment
                          investment strategies may be found in the SAI.    grade securities issued by both U.S. and
                                                                            non-U.S. corporate and government issuers,
                                                                            including below investment grade convertible
                                                                            debt securities.

                                                                            The Pioneer Portfolio invests in debt securities
                                                                            when Pioneer believes they are consistent with
                                                                            the Portfolio's investment objective by offering
                                                                            the potential for reasonable income and capital
                                                                            growth, to diversify the Portfolio or for
                                                                            greater liquidity.
-------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive      AAMI may temporarily invest up to 100% of         Pioneer Value VCT Portfolio may invest all or
 strategies               AmSouth Value Fund's assets in high quality,      part of its assets in securities with remaining
                          short-term money market instruments if it         maturities of less than one year, cash
                          believes adverse economic or market conditions,   equivalents or may hold cash.
                          such as excessive volatility or sharp market
                          declines, justify taking a defensive investment
                          posture.
-------------------------------------------------------------------------------------------------------------------------------
 Diversification          Each Portfolio is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Code.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Industry concentration   AmSouth Value Fund may not purchase any           Pioneer Value VCT Portfolio may not invest more
                          securities which would cause more than 25% of     than 25% of its assets in any one industry.
                          the value of the Fund's total assets at the time
                          of purchase to be invested in securities of one
                          or more issuers conducting their principal
                          business activities in the same industry,
                          provided that (a) there is no limitation with
                          respect to obligations issued or guaranteed by
                          the U.S. government or its agencies or
                          instrumentalities, and repurchase agreements
                          secured by obligations of the U.S. government or
                          its agencies or instrumentalities; (b) wholly
                          owned finance companies will be considered to be
                          in the industries of their parents if their
                          activities are primarily related to financing
                          the activities of their parents; and (c)
                          utilities will be divided according to their
                          services. For example, gas, gas transmission,
                          electric and gas, electric, and telephone will
                          each be considered a separate industry.
-------------------------------------------------------------------------------------------------------------------------------
 Restricted and           Each Portfolio may not invest more than 15% of its net assets in securities that are illiquid.
 illiquid
 securities
-------------------------------------------------------------------------------------------------------------------------------
 Borrowing                AmSouth Value Fund will not borrow money or       Pioneer Value VCT Portfolio may not borrow
                          issue senior securities, except that the AmSouth  money, except the Pioneer Portfolio may: (a)
                          Portfolio may borrow from banks or brokers, in    borrow from banks or through reverse repurchase
                          amounts up to 10% of the value of its total       agreements in an amount up to 33 1/3% of the
                          assets at the time of such borrowing. The         Pioneer Portfolio's total assets (including the
                          AmSouth Portfolio will not purchase securities    amount borrowed); (b) to the extent permitted by
                          while its borrowing exceed 5% of its total        applicable law, borrow up to an additional 5% of
                          assets.                                           the Pioneer Portfolio's assets for temporary
                                                                            purposes; (c) obtain such short-term credits as
                                                                            are necessary for the clearance of portfolio
                                                                            transactions; (d) the Pioneer Portfolio may
                                                                            purchase securities on margin to the extent
                                                                            permitted by applicable law; and (e) engage in
                                                                            transactions in mortgage dollar rolls that are
                                                                            accounted for as financings.
-------------------------------------------------------------------------------------------------------------------------------
 Lending                  AmSouth Value Fund will not make loans, except    Pioneer Value VCT Portfolio may not make loans,
                          that the AmSouth Portfolio may purchase or hold   except by the purchase of debt obligations, by
                          debt instruments and lend portfolio securities    entering into repurchase agreements or through
                          (in an amount not to exceed one-third of its      the lending of portfolio securities.
                          total assets), in accordance with its investment
                          objective and policies, make time deposits with
                          financial institutions and enter into repurchase
                          agreements.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   AmSouth Value Fund may purchase put and call      Pioneer Value VCT Portfolio may use futures and
                          options on securities and currencies. The         options on securities, indices and currencies,
                          AmSouth Portfolio may also engage in writing      forward currency exchange contracts and other
                          covered call options (on securities or            derivatives. The Pioneer Portfolio does not use
                          currencies owned by the AmSouth Portfolio). The   derivatives as a primary investment technique
                          AmSouth Portfolio may also enter into contracts   and generally limits their use to hedging.
                          for the future delivery of securities or foreign  However, the Pioneer Portfolio may use
                          currencies and futures contracts based on a       derivatives for a variety of non- principal
                          specific security, class of securities, foreign   purposes, including:
                          currency or an index, purchase or sell option on
                          any such futures contracts and engage in related  o   As a hedge against adverse changes in stock
                          closing transactions. The AmSouth Portfolio may       market prices, interest rates or currency
                          engage in such futures contracts in an effort to      exchange rates
                          hedge against market risks and to manage its
                          cash position. The AmSouth Portfolio may also     o   As a substitute for purchasing or selling
                          enter into forward currency contracts in order        securities
                          to hedge against adverse movements in exchange
                          rates between currencies and use foreign          o   To increase the Pioneer Portfolio's return
                          currency options. As part of its financial            as a non-hedging strategy that may be
                          futures transactions and to hedge foreign             considered speculative
                          currency exchange rate risk, the AmSouth
                          Portfolio may use foreign currency futures
                          contracts and options on such futures contracts.
-------------------------------------------------------------------------------------------------------------------------------
 Short-term trading       AmSouth Value Fund will not generally trade in    Pioneer Value VCT Portfolio usually does not
                          securities for short-term profits. However, the   trade for short-term profits. A Portfolio will
                          AmSouth Portfolio is actively managed and, under  sell an investment, however, even if it has only appropriate circumstances, may purchase and sell  been held for a short time, if it no longer
                          securities without regard to the length of time   meets the Portfolio's investment criteria.
                          held. A high portfolio turnover rate may
                          increase transaction costs, which may negatively
                          impact the AmSouth Portfolio's performance.
-------------------------------------------------------------------------------------------------------------------------------
 Other investment         As described above, the Portfolios have similar principal investment strategies and policies.
 policies and             Certain of the non-principal investment policies and restrictions are different. For a more
 restrictions             complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-------------------------------------------------------------------------------------------------------------------------------
                                            Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
 Sales charges            Shares of AmSouth Value Fund are not subject to   The Class II shares of Pioneer Value VCT
                          any sales charges.                                Portfolio you receive in the Reorganization will
                                                                            not be subject to any sales charge.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Management and other     AmSouth Value Fund pays AAMI an investment        Pioneer Value VCT Portfolio pays Pioneer an
 fees                     advisory fee, which is the lesser of (a) 0.60%    annual fee equal to 0.65% of the Pioneer
                          of the AmSouth Portfolio's daily net assets,      Portfolio's average daily net assets.
                          which is computed daily and paid monthly or (b)
                          such amount as may from time to time be agreed    Pioneer has agreed until May 1, 2007 to limit
                          upon in writing by the AmSouth Trust and AAMI.    the expenses (excluding extraordinary expenses)
                                                                            of the Class II shares of the Portfolio to 1.30%
                                                                            of the average daily net assets attributable to
                                                                            Class II. There can be no assurance the Pioneer
                                                                            will extend the expense limitation beyond May 1,
                                                                            2007.

                                                                            In addition, Pioneer Value VCT Portfolio
                                                                            reimburses Pioneer for certain fund accounting
                                                                            and legal expenses incurred on behalf of the
                                                                            Pioneer Portfolio and pays a separate shareowner
                                                                            servicing/transfer agency fee to PIMSS, an
                                                                            affiliate of Pioneer.
-------------------------------------------------------------------------------------------------------------------------------
 Distribution or          AmSouth Value Fund charge a fee for support       Pioneer Value VCT Portfolio has adopted a plan
 service fee              services to investors, such as establishing and   of distribution for Class II shares in
                          maintaining accounts and records, providing       accordance with Rule 12b-1 under the Investment
                          account information, arranging for bank wires,    Company Act. Under the plan, the Portfolio pays
                          responding to routine inquiries, forwarding       to Pioneer Funds Distributor, Inc. a
                          investor communications, assisting in the         distribution fee of 0.25% of the average daily
                          processing of purchase, exchange and redemption   net assets attributable to Class II shares.
                          requests, and assisting investors in changing
                          account designations and addresses.               Because these fees are an ongoing expense, over
                                                                            time they increase the cost of an investment and
                          For expenses incurred and services provided, a    the shares may cost more than shares that are
                          Servicing Agent receives a fee from AmSouth       subject to other types of sales charges.
                          Value Fund, computed daily and paid monthly, at
                          an annual rate of up to 0.25% of the average
                          daily net assets of the AmSouth Portfolio
                          allocable to variable insurance contracts owned
                          by customers of the Servicing Agent. A Servicing
                          Agent may periodically waive all or a portion of
                          its servicing fees with respect to the AmSouth
                          Portfolio to increase the net income of the
                          AmSouth Portfolio available for distribution as
                          dividends.
-------------------------------------------------------------------------------------------------------------------------------
 Buying shares            Shares of the AmSouth Portfolio are available     The Pioneer Portfolio may sell its shares
                          for purchase by insurance company separate        directly to separate accounts established and
                          accounts to serve as an investment medium for     maintained by insurance companies for the
                          variable insurance contracts, and by qualified    purpose of funding variable contracts and to
                          pension and retirement plans, certain insurance   qualified plans. Shares of the Pioneer Portfolio
                          companies, AAMI and Oakbrook. Investors do not    are sold at net asset value. Investments in a
                          deal directly with the AmSouth Portfolio to       Pioneer Portfolio are credited to an insurance
                          purchase shares. Shares of the AmSouth Portfolio  company's separate account or qualified plan
                          are purchased at the net asset value per share    account, immediately upon acceptance of the
                          next determined after receipt and acceptance by   investment by the Pioneer Portfolio. The
                          the AmSouth Portfolio's distributor (or other     offering of shares of the Pioneer Portfolio may
                          agent) of a                                       be suspended for a period of time, and the
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            AmSouth Value Fund                            Pioneer Value VCT Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Buying shares            purchase order. The AmSouth Portfolio reserves    Pioneer Portfolio reserves the right to reject
 (continued)              the right to reject or refuse, in its             any specific purchase order. Purchase orders may
                          discretion, any order for the purchase of the     be refused if, in the investment adviser's
                          AmSouth Portfolio's shares, in whole or in part.  opinion, they are of a size or frequency that would disrupt the management of the Pioneer
                          The AmSouth Portfolio reserves the right to       Portfolio.
                          discontinue offering shares at any time, or to
                          cease investment operations entirely.
-------------------------------------------------------------------------------------------------------------------------------
 Selling shares           Shares of the AmSouth Portfolio are redeemed at   Shares of the Pioneer Portfolio will be sold at
                          the net asset value per share next determined     net asset value per share next calculated after
                          after receipt by the AmSouth Portfolio's          the Pioneer Portfolio receives the request in
                          distributor (or other agent) of a redemption      good order.
                          request.
                                                                            You may sell your shares by contacting the
                                                                            insurance company sponsoring your variable
                                                                            contract, as described in your variable
                                                                            contract's prospectus.
-------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to the similar principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Portfolio's assets remain undervalued or do not have the potential value originally expected

     Pioneer Value VCT Portfolio may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser might not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

     At times, more than 25% of Pioneer Value VCT Portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year since its inception. The tables show average annual total return for each Portfolio since its inception compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Absent limitation of the AmSouth Portfolio's expenses, total returns would be lower. Past performance does not indicate future results.


                               AmSouth Value Fund
                          Calendar Year Total Returns*

     Prior to September 6, 2002, AmSouth Value Fund employed an investment subadviser and pursued a different investment objective using somewhat different investment strategies.


[The following data was represented as a bar chart in the printed material]

'98          12.36
'99          25.00
'00          -2.13
'01         -10.97
'02         -13.06
'03          21.89
'04          15.21

* During the period shown in the bar chart, your AmSouth Portfolio's highest quarterly return was 19.65% for the quarter ended December 31, 1999, and the lowest quarterly return was -13.29% for the quarter ended June 30, 2002.


                           Pioneer Value VCT Portfolio
                          Calendar Year Total Returns*

     The chart shows the performance of the Pioneer Value VCT Portfolio's Class II shares for each full calendar year since the inception of Class II shares on May 1, 2003.


[The following data was represented as a bar chart in the printed material]

'04          11.40

* During the period shown in the bar chart, Pioneer Portfolio's highest quarterly return was 8.33% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.32% for the quarter ended September 30, 2004.

                          Average Annual Total Returns*
                    (for the periods ended December 31, 2004)


----------------------------------------------------------------------------------------------------
                                                      1 Year       5 Years      Since inception
----------------------------------------------------------------------------------------------------
 AmSouth Value Fund                                    15.21%        1.29%            6.15%(3)
----------------------------------------------------------------------------------------------------
 S&P 500 Index(1)
  (reflects no deduction for fees or expenses)         10.88%       -2.30%            4.99%
----------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                           11.40%        N/A             19.22%(4)
----------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees or expenses)         16.49%        N/A             25.67%
----------------------------------------------------------------------------------------------------

*    Assumes reinvestment of dividends and distributions.

(1) The S&P 500 Index is a widely recognized measure of the performance of the 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth ratios.

(3)  The inception date of AmSouth Value Fund is October 23, 1997.

(4)  The inception date of Pioneer Value VCT Portfolio is May 1, 2003.

The most recent portfolio manager's discussion for each Portfolio is attached as Exhibit C.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the year ended December 31, 2004. Future expenses for each Portfolio may be greater or less. The table does not reflect separate account or insurance contract fees and charges.

     The tables also show the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2004.


                                                                                                           Pioneer Value
                                                                                     Pioneer Value         VCT Portfolio
                                                                      AmSouth        VCT Portfolio       Combined Portfolio
                                                                    Value Fund     (Class II Shares)        (Pro Forma)
                                                                   ------------   -------------------   -------------------
Shareowner transaction fees (paid directly from your investment)
Redemption fees for shares held less than 30 days ..............      None               None                  None
Sales charge or deferred sales charge ..........................      None               None                  None
Annual Portfolio operating expenses
 (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .................................................       0.60%              0.75%(2)              0.75%
Distribution or service fee ....................................       0.25%              0.25%                 0.25%
Other expenses .................................................       0.37%              2.61%(2)              0.28%
Total operating expenses .......................................       1.22%(1)           3.61%(2)              1.28%
Expense limitation .............................................         --               2.31%(2)                --
Net expenses ...................................................       1.22%(1)           1.30%(2)              1.28%

----------
(1) Total annual fund operating expenses, after fee waiver and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

(2) Pioneer has contractually agreement not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.30% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) Pioneer Portfolio's contractual expense limitation is in effect for year one. It does not reflect (i) separate account or insurance contract fees and charges or (ii) AAMI's voluntary fee waiver or expense reimbursements with respect to the AmSouth Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.


Example


--------------------------------------------------------------------------------
                                AmSouth Value Fund
--------------------------------------------------------------------------------
 Year 1                                                            $  124
--------------------------------------------------------------------------------
 Year 3                                                            $  387
--------------------------------------------------------------------------------
 Year 5                                                            $  670
--------------------------------------------------------------------------------
 Year 10                                                           $1,477
--------------------------------------------------------------------------------

                           Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------
 Class II Shares
--------------------------------------------------------------------------------
 Year 1                                                            $  153
--------------------------------------------------------------------------------
 Year 3                                                            $  910
--------------------------------------------------------------------------------
 Year 5                                                            $1,689
--------------------------------------------------------------------------------
 Year 10                                                           $3,733
--------------------------------------------------------------------------------

                           Pioneer Value VCT Portfolio
                         Combined Portfolio (Pro Forma)
--------------------------------------------------------------------------------
 Class II Shares
--------------------------------------------------------------------------------
 Year 1                                                            $  130
--------------------------------------------------------------------------------
 Year 3                                                            $  405
--------------------------------------------------------------------------------
 Year 5                                                            $  700
--------------------------------------------------------------------------------
 Year 10                                                           $1,541
--------------------------------------------------------------------------------

                                CAPITALIZATION


     The following table sets forth the capitalization of each Portfolio as of May 31, 2005, and the pro forma combined Portfolio as of May 31, 2005.



                                                                                  Pioneer Value
                                                                                  VCT Portfolio
                                                            Pioneer Value       (Class II Shares)
                                            AmSouth         VCT Portfolio       Combined Portfolio
                                          Value Fund      (Class II Shares)        (pro forma)
                                         May 31, 2005        May 31, 2005          May 31, 2005
                                        --------------   -------------------   -------------------
  Net Assets (in thousands) .........     $   59,572         $   13,757            $   73,329
  Net Asset Value Per Share .........     $    13.74         $    13.29            $    13.29
  Shares Outstanding ................      4,336,292          1,035,174             5,518,293

     It is impossible to predict how many shares of Pioneer Value VCT Portfolio will actually be received and distributed by your AmSouth Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Value VCT Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

     In evaluating the proposed Reorganization, the Trustees of the AmSouth Portfolios requested information, provided by AAMI and Pioneer, that they believed to be reasonably necessary for properly considering the proposal and were advised by legal counsel in the course of their deliberations. In considering the proposal, the Trustees took into account a number of considerations including, without limitation, the following:

     First, AAMI, the investment adviser to your AmSouth Portfolio informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Portfolio. Consequently, a change in your AmSouth Portfolio's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareowners invested in reliance on AAMI's role to withdraw from the Portfolio, thereby reducing the Portfolio's size and increasing the Portfolio's expense ratios (absent expense limitations).

     Second, the resources of Pioneer, which the Trustees determined to be capable of providing appropriate, high-quality services. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareowners of your AmSouth Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds.

     Third, Pioneer's commitment to limit, until May 1, 2007, the expenses of Class II shares to 1.30% of assets attributable to the Class II shares of the Pioneer Portfolio. The Board noted that the estimated expense ratio of the Pioneer Portfolio after the proposed Reorganization and Pioneer's expense limitation undertaking are comparable to the AmSouth Portfolio's current operating expenses, as well as AAMI's current voluntary expense limitation undertaking. The Board determined that the Pioneer Portfolio's estimated post-Reorganization expenses and Pioneer's expense limitation undertaking with respect to the Pioneer Portfolio were fair and reasonable in light of the current level of operating expenses of the AmSouth Portfolio and AAMI's voluntary expense limitation undertaking, which may be terminated at any time, as well as AAMI's indication that it would not continue the current voluntary expense limitation for the indefinite future.

     Fourth, the Class II shares of Pioneer Value VCT Portfolio received in the Reorganization will provide AmSouth Value Fund shareowners with exposure to a comparable investment product.

     Fifth, Pioneer's performance track record in managing the Pioneer Portfolio, as well as its long-term investment track record managing mutual funds that are similar to the Pioneer Portfolio. The Board noted that the Pioneer Portfolio had slightly outperformed the AmSouth Portfolio for the one-year period ended March 31, 2005, and that a comparable fund managed by Pioneer had outperformed the AmSouth Portfolio over the longer term. On the basis of this information, the Board determined that Pioneer is capable of providing an acceptable level of long-term investment performance, appropriate to the Pioneer Portfolio's investment objective, strategies and risks, despite the absence of a long-term performance track record for the Pioneer Portfolio.

     Sixth, Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Portfolios' proxy statements and solicitation costs incurred by the Portfolios in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Portfolio in connection with the Reorganizations.

     Based upon its review of the information provided, the Trustees of the AmSouth Portfolio determined that the proposed Reorganization was in the best interests of the AmSouth Portfolio and the beneficial owners of its shares and will not dilute the interests of such beneficial owners. Accordingly, the Trustees determined to recommend that the beneficial owners of the AmSouth Portfolio approve the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bancorporation Benefit from the Reorganization."

     The Trustees recommend that the shareowners of your AmSouth Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

     o Each Reorganization is scheduled to occur as of 4:00 p.m., Eastern time, on Friday, November 4, 2005, unless your AmSouth Portfolio and the corresponding Pioneer Portfolio agree in writing to a different date. Your AmSouth Portfolio will transfer all of its assets to the corresponding Pioneer Portfolio. The corresponding Pioneer Portfolio will assume your AmSouth Portfolio's liabilities that are included in the calculation of your AmSouth Portfolio's net asset value on the Closing Date. The net asset value of both Portfolios will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each Pioneer Portfolio will issue Class II shares to the corresponding AmSouth Portfolio with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Portfolio's shares. These shares will immediately be distributed to your AmSouth Portfolio's shareowners in proportion to the relative net asset value of their holdings of your AmSouth Portfolio's shares on the Closing Date. As a result, your AmSouth Portfolio's shareowners will end up as Class II shareowners of the corresponding Pioneer Portfolio.

     o After the distribution of shares, your AmSouth Portfolio will be liquidated and dissolved.

     o Each Reorganization will not result in any income, gain or loss being recognized for federal income tax purposes and will not take place unless both Portfolios involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Portfolios.

Agreement and Plan of Reorganization

     The shareowners of each AmSouth Portfolio are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copy.

     Conditions to Closing each Reorganization. The obligation of each Portfolio to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Portfolio's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

     The obligations of both Portfolios are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Portfolio, in accordance with the provisions of your AmSouth Trust's declaration of trust and by-laws. The Portfolios' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the AmSouth Trust or the Pioneer Trust may terminate the Plan (even if the shareowners of your AmSouth Portfolio have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareowners.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both the AmSouth Trust and the Pioneer Trust receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Trust, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your AmSouth Portfolio upon (1) the transfer of all of its assets to the corresponding Pioneer Portfolio as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Portfolio of Pioneer Portfolio Class II shares to your AmSouth Portfolio's shareowners;

     o No gain or loss will be recognized by the corresponding Pioneer Portfolio upon the receipt of your AmSouth Portfolio's assets solely in exchange for the issuance of Pioneer Portfolio shares to your AmSouth Portfolio and the assumption of your AmSouth Portfolio's liabilities by the Pioneer Portfolio;

     o The basis of the assets of your AmSouth Portfolio acquired by the corresponding Pioneer Portfolio will be the same as the basis of those assets in the hands of your AmSouth Portfolio immediately before the transfer;

     o The tax holding period of the assets of your AmSouth Portfolio in the hands of the corresponding Pioneer Portfolio will include your AmSouth Portfolio's tax holding period for those assets;

     o Shareowners will not recognize gain or loss upon the exchange of your shares of their AmSouth Portfolio solely for the Pioneer Portfolio shares as part of the Reorganization;

     o The basis of the Pioneer Portfolio shares received by shareowners in the Reorganization will be the same as the basis of their shares of your AmSouth Portfolio surrendered in the exchange; and

     o The tax holding period of the Pioneer Portfolio shares shareowners receive will include the tax holding period of the shares of your AmSouth Portfolio surrendered in the exchange, provided that shareowners held the shares of the AmSouth Portfolio as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the AmSouth Trust and the Pioneer Trust.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.


                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your AmSouth Portfolio is entitled to one vote for each dollar value invested and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Portfolio, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Portfolio entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Portfolio. A favorable vote of a majority of outstanding shares of the applicable AmSouth Portfolio is required for each Proposal.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                                  Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy are         Shares "present" in person will be voted in
                                  counted towards a quorum.                              person at the Meeting. Shares present by
                                                                                         proxy will be voted in accordance with
                                                                                         instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at Meeting for purposes           Broker non-votes do not count as a vote
 underlying holder has not        of quorum.                                             "for" and effectively result in a vote
 voted and the broker does not                                                           "against" Proposals 1(a)-(c).
 have discretionary authority to
 vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting             Considered "present" at Meeting for purposes           Voted "for" the Proposals.
 Instruction (other than Broker   of quorum.
 Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at Meeting for purposes           Abstentions do not constitute a vote "for"
                                  of quorum.                                             and effectively result in a vote "against"
                                                                                         Proposals 1(a)-(c).
------------------------------------------------------------------------------------------------------------------------------------


     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

     Each AmSouth Portfolio is a series of a Massachusetts business trust. Each Pioneer Portfolio is a series of a Delaware statutory trust. The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

Limitation of Shareowners' and Series' Liability

     Delaware law provides that the shareowners of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareowners of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareowners of a Massachusetts business trust who do not participate in the management of the trust is remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the Trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position. However, the AmSouth Trust's Declaration of Trust provides that Shareowners shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareowners if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Trust's declaration of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareowners, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareowners. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.


              ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Trust is responsible for overseeing the performance of each of Pioneer Portfolio's investment adviser and subadviser, if any, and determining whether to approve and renew the Portfolio's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Trust's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval.

Buying, Exchanging and Selling Shares of the Pioneer Portfolios

     Net Asset Value. Each Pioneer Portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Trust's trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of a Pioneer Portfolio's shares could change on a day when insurance companies or qualified plans cannot buy or sell shares of the Portfolio. In connection with making fair valuations of the value of fixed income securities, the Portfolio's trustees may use a pricing matrix. Cash equivalents securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

     The interests of variable contracts and qualified plans investing in the Portfolios could conflict due to differences of tax treatment and other considerations. The Pioneer Portfolios currently do not foresee any disadvantages to investors arising out of the fact that each Portfolio may offer its shares to insurance company separate accounts to serve as the investment media for both variable annuity and variable life insurance contracts, or that each Portfolio may offer its shares to qualified plans. Nevertheless, the Pioneer Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more portfolios and shares of another Portfolio may be substituted. This might force a Portfolio to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareowners of the Portfolio.

     Insurance companies and plan fiduciaries are required to notify a Pioneer Portfolio if the tax status of their separate account or qualified plan is revoked or challenged by the Internal Revenue Service. The Portfolio may redeem any account of any shareowner whose qualification as a diversified segregated asset account or a qualified plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The Portfolio will not treat an investor as a qualified plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or qualified plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the Portfolios or the adviser for losses incurred by the Portfolios or the adviser as a result of such action.

     Excessive Trading. Frequent trading into and out of the Pioneer Portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the Pioneer Portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pioneer Portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Portfolio's shares to be excessive for a variety of reasons, such as if a variable contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a Pioneer Portfolio within a short period of time after the shares were purchased;

     o    Two or more purchases and redemptions within a short period of time;
          or

     o A series of transactions that is indicative of a timing pattern or strategy.

     The Pioneer Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by variable contract owners, we are not able to monitor trading at the variable contract owner level. If we are advised by an insurance company that a variable contract owner, initiating transactions in the Pioneer Portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the Pioneer Portfolio, we will ask the insurance company to restrict the variable contract owner from placing further purchase orders in the Pioneer Portfolio.

     We may seek limitations on trading activity by qualified plans investing in a Pioneer Portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the Pioneer Portfolio's shareowners. In order to prevent short-term trading in Pioneer Portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus. While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer variable contracts and the administrators of the qualified plans that invest in the Pioneer Portfolios to monitor and restrict such activities. Consequently, an investment in a Pioneer Portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

     The Pioneer Portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a variable contract owner, for any reason, without prior notice, including transactions that the Pioneer Portfolios believe are requested on behalf of market timers. The Pioneer Portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the Pioneer Portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the Pioneer Portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pioneer Portfolio. The Pioneer Portfolios and their shareowners do not incur any gain or loss as a result of a rejected order. The Pioneer Portfolios may impose further restrictions on trading activities by market timers in the future. This Pioneer Portfolios' prospectuses will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Selling Pioneer Portfolio Shares. Shares of a Pioneer Portfolio may be sold on any business day. Pioneer Portfolio shares are sold at the net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Pioneer Portfolio but in no event later than 7 days following receipt of instructions. Each Pioneer Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Portfolio to sell or value its investments.

     You can obtain more free information about the Pioneer Portfolios by writing to Pioneer Investment Management Shareowner Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

     Taxes. Class II shares of each Pioneer Portfolio are held by life insurance company separate accounts that fund variable annuity or life insurance contracts or by certain qualified plans. Owners of variable contracts should read the prospectus for their insurance company's variable contract for a discussion of the tax status of a variable contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the Pioneer Portfolios to assist in personal recordkeeping.

     Under the Code, a Pioneer Portfolio's dividends and distributions of net short-term capital gain in excess of net long-term capital loss to insurance company separate accounts or qualified plans generally are treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. For U.S. federal income tax purposes, dividends and capital gain distributions are treated as received by the insurance company or the qualified plan rather than by the owner of the variable contract or the plan participant. Insurance companies and qualified plans should consult their own tax advisers regarding the tax treatment of dividend and capital gain distributions they receive from any Pioneer Portfolio.

     Each Pioneer Portfolio is treated as a separate entity for U.S. federal income tax purposes and either has elected, or will elect, to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. Each Pioneer Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners to qualify as a regulated investment company. As a regulated investment company, each Pioneer Portfolio generally will not be subject to U.S. federal income tax on any net investment income and net realized capital gains that are distributed to its shareowners as required under the Code.

     In addition, each Pioneer Portfolio also meets certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. The failure of a qualified plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and the statement of additional information for the Pioneer Portfolio.

                              FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each Pioneer Portfolio for the past five fiscal years (or the period during which each Pioneer Portfolio has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Portfolio share. "Total return" shows how much an investment in a Pioneer Portfolio would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Portfolio, each fiscal year ended on or after the fiscal year ended December 31, 2002 has been audited by Ernst & Young, LLP, each Pioneer Portfolio's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended December 31, 2002, the financial statements of each Pioneer Portfolio were audited by Arthur Andersen LLP, the Pioneer Portfolios' previous independent accountants. Arthur Andersen ceased operations in 2002. The information for any semiannual period has not been audited.


                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                               Class II Shares(a)

                                                                                                 3/15/04
                                                                                                   to
                                                                                                12/31/04
                                                                                                -------
Net asset value, beginning of period .....................................................      $ 10.00
                                                                                                -------
Increase from investment operations:
  Net investment income ...................................................................     $  0.03
  Net realized and unrealized gain on investments and foreign currency transactions .......        1.06
                                                                                                -------
  Net increase from investment operations .................................................     $  1.09
  Net increase in net asset value .........................................................     $  1.09
                                                                                                -------
  Net asset value, end of period ..........................................................     $ 11.09
                                                                                                -------
Total return* ............................................................................        10.90%
                                                                                                =======
Ratio of net expenses to average net assets+ .............................................         0.95%**
Ratio of net investment income to average net assets+ ....................................         0.79%**
Portfolio turnover rate ..................................................................           21%
Net assets, end of period (in thousands) .................................................      $ 4,397
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses ............................................................................        6.22%**
  Net investment loss .....................................................................       (4.48)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly
  Net expenses ............................................................................        0.95%**
  Net investment income ...................................................................        0.79%**

----------
(a)  Class II shares were first publicly offered on March 15, 2004.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Total return rate is not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                           Pioneer Fund VCT Portfolio
                               Class II Shares(a)

                                                             Year Ended   Year Ended   Year Ended   Year Ended    5/1/00 to
                                                                2004         2003         2002         2001       12/31/00
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period ......................   $   18.66    $   15.25    $   19.05    $   22.65    $   23.28
                                                              ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:
 Net investment income ....................................   $    0.18    $    0.14    $    0.13    $    0.14    $    0.12
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        1.85         3.42        (3.78)       (2.59)       (0.45)
                                                              ---------    ---------    ---------    ---------    ---------
 Net increase (decrease) from investment operations .......   $    2.03    $    3.56    $   (3.65)   $   (2.45)   $   (0.33)
Distributions to shareowners:
 Net investment income ....................................       (0.18)       (0.15)       (0.15)       (0.13)       (0.17)
 Net realized gain ........................................          --           --           --        (1.02)       (0.13)
Net increase (decrease) in net asset value ................   $    1.85    $    3.41    $   (3.80)   $   (3.60)   $   (0.63)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of period ............................   $   20.51    $   18.66    $   15.25    $   19.05 $      22.65
                                                              ---------    ---------    ---------    ---------    ---------
Total return* .............................................       10.93%       23.44%      (19.25)%     (11.09)%      (1.61)%
                                                              =========    =========    =========    =========    =========
Ratio of net expenses to average net assets+ ..............        0.96%        1.00%        1.06%        1.04%        0.93%**
Ratio of net investment income to average net assets+ .....        1.00%        0.87%        0.84%        0.49%        0.47%**
Portfolio turnover rate ...................................          17%          11%          11%           7%          19%**
Net assets, end of period (in thousands) ..................   $ 133,627    $  87,488    $  36,218    $  12,674    $   2,894
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses .............................................        0.96%        1.00%        1.06%        1.04%        0.93%**
 Net investment income ....................................        1.00%        0.87%        0.84%        0.49%        0.47%


----------
(a)  Class II shares were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                           Pioneer Value VCT Portfolio
                               Class II Shares(a)

                                                                                                              May 1, 2003
                                                                                              Year Ended          to
                                                                                             December 31,     December 31,
                                                                                                 2004             2003
                                                                                                -------          --------
Net asset value, beginning of period .....................................................      $ 12.04          $ 10.00
                                                                                                -------          -------
Increase from investment operations:
  Net investment income ...................................................................     $  0.02          $  0.01
  Net realized and unrealized gain on investments and foreign currency transactions .......        1.36             2.03
                                                                                                -------          -------
  Net increase from investment operations .................................................     $  1.38          $  2.04
Distributions to shareowners:
  Net income ..............................................................................     $ (0.01)         $    --
                                                                                                -------          --------
  Net realized gain .......................................................................       (0.01)              --
  Net increase in net asset value .........................................................     $  1.36          $  2.04
                                                                                                -------          --------
Net asset value, end of period ...........................................................      $ 13.40          $ 12.04
                                                                                                -------          --------
Total return* ............................................................................        11.40%           20.40%
                                                                                                =======          ========
Ratio of net expenses to average net assets+ .............................................         1.50%            1.50%**
Ratio of net investment income to average net assets+ ....................................         0.27%            0.27%**
Portfolio turnover rate ..................................................................           52%              24%
Net assets, end of period (in thousands) .................................................      $10,879          $ 1,695
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses ............................................................................        3.61%           10.93%**
  Net investment income ...................................................................       (1.85)%          (9.16)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses ............................................................................        1.50%            1.50%**
  Net investment income ...................................................................        0.27%            0.27%**

----------
(a)  Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Voting by Contract Owners

     Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of your AmSouth Portfolio, your vote will instruct the insurance company how to vote the shares of the AmSouth Portfolio attributable to your contract. The insurance company will vote all of the shares of the AmSouth Portfolio which it holds that are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to the AmSouth Portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to the AmSouth Portfolio.

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your AmSouth Portfolio or its affiliates, including personnel of your AmSouth Portfolio's transfer agent, Pioneer Portfolios' investment adviser, Pioneer, Pioneer Portfolios' transfer agent, PIMSS, or by broker-dealer firms. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

     An AmSouth Portfolio shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o by filing a written notice of revocation with your AmSouth Portfolio's transfer agent, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or

     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareowner has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Portfolio (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareowners of record on September 12, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares, representing the indicated number of votes, of each AmSouth Portfolio were outstanding.

                                                  Shares
                                                Outstanding
                                               (September 12,              Number of
                                                    2005)                    Votes
                                                  ---------                ----------
          Portfolio
          AmSouth Capital Growth Fund .........   1,742,655                15,474,778
          AmSouth Select Equity Fund ..........   5,153,144                60,807,099
          AmSouth Value Fund ..................   4,186,952                60,375,848

Other Business

     Your AmSouth Portfolio's Board knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(c). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareowners of a AmSouth Portfolio is not present or if a quorum is present but sufficient votes "for" a proposal have not been received, the persons named as proxies may adjourn the Meeting with respect to one or more of the Portfolios to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that AmSouth Portfolio without further notice. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the original Meeting (in which case the Board of Trustees of your AmSouth Portfolio will set a new record date), your AmSouth Portfolio will give notice of the adjourned meeting to its shareowners.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your AmSouth Portfolio may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Portfolio or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareowner's identity, to allow a shareowner to authorize the voting of shares in accordance with the shareowner's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Portfolio has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareowner will be called on a recorded line at the telephone number in the AmSouth Portfolio's account records and will be asked to provide the shareowner's social security number or other identifying information.

     o The shareowner will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareowner's instructions.

     o To ensure that the shareowner's instructions have been recorded correctly, the shareowner will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareowner decides after voting by telephone to attend the Meeting, the shareowner can revoke the proxy at that time and vote the shares at the Meeting.

Shareowners' Proposals

     Your AmSouth Portfolio is not required, and does not intend, to hold meetings of shareowners each year. Instead, meetings will be held only when and if required. Any shareowners desiring to present a proposal for consideration at the next meeting for shareowners must submit the proposal in writing, so that it is received by your AmSouth Portfolio to Variable Insurance Funds, Attention:
Secretary, within a reasonable time before any meeting. Proposals must be received a reasonable time prior to the date of a meeting of shareowners to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that a proposal will be included. Persons named as proxies for any subsequent shareowners' meeting will vote in their discretion with respect to proposals submitted on an untimely basis. If the Reorganization is completed, your AmSouth Portfolio will not hold another shareowner meeting.

Appraisal Rights

     If the Reorganization of your AmSouth Portfolio is approved at the Meeting, shareowners of your AmSouth Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareowners of your AmSouth Portfolio, however, have the right to redeem their Portfolio shares at net asset value until the Closing Date. After the Reorganization, shareowners of your AmSouth Portfolios will hold shares of the corresponding Pioneer Portfolio.

                      OWNERSHIP OF SHARES OF THE PORTFOLIOS

AmSouth Portfolios

     To the knowledge of your AmSouth Portfolio, as of August 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Portfolios: Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06070, owned approximately 100% of the outstanding shares of each of AmSouth Value Fund, AmSouth Select Equity Fund and AmSouth Capital Growth Fund, and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareowners of any of those Funds.

     As of August 31, 2005, the Trustees and officers of your AmSouth Portfolio, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of your AmSouth Portfolio.

Pioneer Portfolios

     To the knowledge of each Pioneer Portfolio, as of August 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Portfolios.

------------------------------------------------------------------------------------------
                                                                    Actual Percentage
 Portfolio/Class                  Shareowner Names                         Owned
------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------
 Class II                   Travelers Life & Annuity Company            45.32%
                            PO Box 990027
                            Hartford, CT 06199-0027
------------------------------------------------------------------------------------------
                            Travelers Insurance Company                 53.35%
                            PO Box 990027
                            Hartford, CT 06199-0027
------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------
 Class I                    Allmerica Financial Life Co                 31.23%
                            Accumulation Account
                            Attn: Separate Accounting
                            440 Lincoln St.
                            Worcester, MA 01653-0002
------------------------------------------------------------------------------------------
                            Symetra Financial                           52.10%
                            4854 154th PL NE
                            Redmond, WA 98052-9664
------------------------------------------------------------------------------------------
                            American United Life                         5.04%
                            AUL Group Retirement Annuity
                            Separate Account II
                            One American Square
                            PO Box 1995
                            Indianapolis, IN 46206-9102
------------------------------------------------------------------------------------------
 Class II                   Allmerica Financial Life Co                  8.55%
                            Accumulation Account
                            Attn: Separate Accounting
                            440 Lincoln St.
                            Worcester, MA 01653-0002
------------------------------------------------------------------------------------------
                            Travelers Life & Annuity Company            16.43%
                            PO Box 990027
                            Hartford, CT 06199-0027
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                    Actual Percentage
 Portfolio/Class                  Shareowner Names                         Owned
------------------------------------------------------------------------------------------
                            Travelers Insurance Company                     7.36%
                            PO Box 990027
                            Hartford, CT 06199-0027
------------------------------------------------------------------------------------------
                            ING USA Annuity & Life Insurance Co            56.16%
                            ING Fund Operations
                            151 Farmington Avenue
                            Hartford, CT 06156-0001
------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio
------------------------------------------------------------------------------------------
 Class II                   Travelers Life & Annuity Company               56.61%
                            PO Box 990027
                            Hartford, CT 06199-0027
------------------------------------------------------------------------------------------
                            Travelers Insurance Company                    42.05%
                            PO Box 990027
                            Hartford, CT 06199-0027
------------------------------------------------------------------------------------------

     As of August 31, 2005, the Trustees and officers of each Pioneer Portfolio owned less than 1% of the outstanding shares of the Pioneer Portfolio.


                                     EXPERTS

AmSouth Portfolios

     The financial statements and financial highlights of each AmSouth Portfolio included in the AmSouth Trust's Annual Report at and for the year ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.

Pioneer Portfolios

     The financial statements and financial highlights of each Pioneer Portfolio included in the Pioneer Trust's Annual Report at and for the year ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION

     The AmSouth Portfolios and the Pioneer Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, Proxy Statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov, at prescribed rates. Investors may call 1-202-942-8090 for more information about the Public Reference Section of the SEC. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

           Exhibit A-1 -- Form of Agreement and Plan of Reorganization
           -----------------------------------------------------------

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the __ day of ____________ 2005, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [____________] VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Variable Insurance Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series [____________] Fund (the "Acquired Portfolio"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (A) the issuance of Class II shares of beneficial interest of the Acquiring Portfolio (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (B) the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio that are both set forth on the Statements of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Portfolio, on or promptly after the Closing Date as provided herein, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and dissolution of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Portfolio shareholders and the Acquiring Portfolio shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Portfolio agrees in exchange therefor: (i) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, with an aggregate NAV equal to the NAV of the Acquired Portfolio attributable to the Acquired Portfolio's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Portfolio or the AmSouth Trust in respect of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio, originals or copies of all books and records of the Acquired Portfolio, and all other assets of the Acquired Portfolio on the Closing Date. The Acquiring Portfolio shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Portfolio.

         (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of execution of this Agreement, and the Acquiring Portfolio has provided the Acquired Portfolio with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Portfolio. The Acquired

Portfolio reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Portfolio contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to hold on the Closing Date any portfolio security that would violate an investment policy or restriction of the Acquiring Portfolio identified in writing to the Acquired Portfolio by the Acquiring Portfolio or its agent.

     1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Portfolio and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Portfolio Shareholders"), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to Paragraph 1.1 hereof. Each Acquired Portfolio Shareholder shall receive the number of Acquiring Portfolio Shares corresponding to the class of shares of beneficial interest in the Acquired Portfolio (the "Acquired Portfolio Shares") held by such Acquired Portfolio Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio Shares held of record by such Acquired Portfolio Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio established and maintained by the Acquiring Portfolio's transfer agent in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due the Acquired Portfolio Shareholders. All issued and outstanding Acquired Portfolio Shares will simultaneously be cancelled on the books of the Acquired Portfolio, and the Acquired Portfolio will be dissolved. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Any certificates representing ownership of Acquired Portfolio Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Portfolio Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Portfolio for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Portfolio Shares and the NAV of the Acquired Portfolio shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Portfolio Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Portfolio Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Portfolio's then-current prospectus and statement of additional information. The NAV of the Acquired Portfolio shall be computed by BISYS Fund Services Ohio, Inc. (the "Acquired Portfolio Administrator") in the manner set forth in the Acquiring Trust's Declaration or By-laws, and the Acquiring Portfolio's then-current prospectus and statement of additional information. The Acquiring Portfolio Adviser shall confirm to the Acquiring Portfolio the NAV of the Acquired Portfolio.

     2.2 The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Portfolio Adviser by dividing the NAV of the Acquired Portfolio, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Portfolio Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Portfolio and the Acquired Portfolio shall cause the Acquiring Portfolio Adviser and the Acquired Portfolio Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Portfolio Adviser and the Acquired Portfolio Administrator in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Acquired Portfolio, respectively.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be November 4, 2005, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Portfolio Custodian") as record holder for the Acquired Portfolio shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. (the "Acquiring Portfolio Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Portfolio to the Acquiring Portfolio Custodian for the account of the Acquiring Portfolio on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Portfolio Custodian in book-entry form on behalf of the Acquired Portfolio shall be delivered by the Acquired Portfolio Custodian through the Depository Trust Company to the Acquiring Portfolio Custodian and by the Acquiring Portfolio Custodian recording the beneficial ownership thereof by the Acquiring Portfolio on the Acquiring Portfolio Custodian's records. Any cash shall be delivered by the Acquired Portfolio Custodian transmitting immediately available funds by wire transfer to the Acquiring Portfolio Custodian the cash balances maintained by the Acquired Portfolio Custodian and the Acquiring Portfolio Custodian crediting such amount to the account of the Acquiring Portfolio.

     3.3 The Acquiring Portfolio Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Portfolio Shares or the Acquired Portfolio Shares pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Portfolio shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each Acquired Portfolio Shareholder as of the Valuation Time, certified by an authorized officer of AmSouth Trust (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Portfolio Shareholders, (b) provided by the Acquired Portfolio Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Portfolio shall issue and deliver to the Acquired Portfolio a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Portfolio, represents, warrants and covenants to the Acquiring Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquired Portfolio is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio's shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Portfolio will not result in a violation of, any provision of the AmSouth

     Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the AmSouth Trust is a party or by which the Acquired Portfolio or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Portfolio's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Portfolio as the successor to the Acquired Portfolio;

         (e) The Acquired Portfolio has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Portfolio (or the Acquiring Portfolio);

         (f) The Statement of Assets and Liabilities of the Acquired Portfolio delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Portfolio as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended. The Acquired Portfolio will not have any known or contingent liabilities required to be reflected on its Statement of Assets and Liabilities on the Closing Date other than those disclosed on its Statement of Assets and Liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Portfolio has been disclosed or is required to be disclosed in the Acquired Portfolio's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Portfolio to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Portfolio's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Portfolio's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Portfolio's portfolio or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

         (h) (A) For each taxable year of its operation since its inception, the Acquired Portfolio has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Portfolio will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Portfolio to fail to qualify as a regulated investment company under the Code. To the knowledge of the AmSouth Trust, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation
     Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all time during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

             (B) Within the times and in the manner prescribed by law, the Acquired Portfolio has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Portfolio was required to file any Tax Return that was not filed; and the Acquired Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquired Portfolio has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

             (D) All Tax Returns filed by the Acquired Portfolio constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

             (E) The Acquired Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquired Portfolio has not been notified that any examinations of the Tax Returns of the Acquired Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquired Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquired Portfolio for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Portfolio is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquired Portfolio has delivered to the Acquiring Portfolio or made available to the Acquiring Portfolio complete and accurate copies of all Tax Returns of the Acquired Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Portfolio. The Acquired Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquired Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
         (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquired Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Portfolio to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Portfolio Tax Representation Certificate");

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Portfolio relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax basis of the assets of the Acquired Portfolio are accurately reflected on the Acquired Portfolio's Tax books and records;

             (N) The Acquired Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

             (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

         (i) All issued and outstanding Acquired Portfolio Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the AmSouth Trust. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Portfolio pursuant to Paragraph 3.5 hereof. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

         (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Portfolio, and, upon delivery and payment for the Acquired Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Portfolio's shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The information to be furnished by the Acquired Portfolio to the Acquiring Portfolio for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Portfolio's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Portfolio to the Acquiring Portfolio for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Portfolio of the transactions contemplated by this Agreement;

         (o) All of the issued and outstanding Acquired Portfolio Shares have been offered for sale and sold in conformity in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Portfolio;

         (p) The prospectus and statement of additional information of the Acquired Portfolio and any amendments or supplements thereto, furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (q) The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) Neither the Acquired Portfolio nor, to the knowledge of the Acquired Portfolio, any "affiliated person" of the Acquired Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Portfolio, has any affiliated person of the Acquired Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (s) The Acquired Portfolio Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Portfolio, represents, warrants and covenants to the Acquired Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquiring Portfolio is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The current prospectus and statement of additional information for the Acquiring Portfolio and each prospectus and statement of additional information for the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) The Acquiring Portfolio's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Portfolio included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (e) The Registration Statement, including the Proxy Statement and any amendments or supplements thereto in effect on or prior to the Closing Date (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired

     Portfolio's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which the Acquiring Trust is a party or by which the Acquiring Portfolio or any of its assets is bound;

         (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

         (h) The statement of assets and liabilities of the Acquiring Portfolio, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Portfolio as of the date thereof are disclosed therein;

         (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Portfolio's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Portfolio's portfolio or a decline in net assets of the Acquiring Portfolio as a result of redemptions shall not constitute a material adverse change;

         (j) (A) For each taxable year of its operation since its inception, the Acquiring Portfolio has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. To the knowledge of the Acquiring Trust, (i) the Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),(ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation
     Section 1.817-5(f)(2)(i)(B); and (iii) the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

             (B) Within the times and in the manner prescribed by law, the Acquiring Portfolio has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Portfolio was required to file any Tax Return that was not filed; and the Acquiring Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquiring Portfolio has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

             (D) All Tax Returns filed by the Acquiring Portfolio constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

             (E) The Acquiring Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquiring Portfolio has not been notified that any examinations of the Tax Returns of the Acquiring Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquiring Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquiring Portfolio for tax periods through the Closing Date do not exceed the Tax Reserves. All Taxes that the Acquiring Portfolio is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Portfolio. The Acquiring Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
         Section 6662 of the Code;

             (J) The Acquiring Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
         (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquiring Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Portfolio to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Portfolio Tax Representation Certificate");

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Portfolio relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax bases of the assets of the Acquiring Portfolio are accurately reflected on the Acquiring Portfolio's Tax books and records;

             (N) The Acquiring Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

         (k) The authorized capital of the Acquiring Portfolio consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Portfolio will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio for the account of the Acquired Portfolio Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares;

         (l) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

         (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished in writing by the Acquiring Portfolio or the Acquiring Portfolio Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Portfolio, except for the registration of the Acquiring Portfolio Shares under the Securities Act and the Investment Company Act;

         (p) The Acquiring Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Portfolio. All advertising and sales material used by the Acquiring Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (q) Neither the Acquiring Portfolio nor, to the knowledge of the Acquiring Portfolio, any "affiliated person" of the Acquiring Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Portfolio, has any affiliated person of the Acquiring Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (r) The Acquiring Portfolio Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Portfolio will operate the Acquired Portfolio's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Portfolio's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Portfolio will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Portfolio with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired by the Acquired Portfolio for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requires concerning the beneficial ownership of the Acquired Portfolio Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Portfolio as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate and, with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Portfolio executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Portfolio shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Portfolio;

     6.4 With respect to the Acquiring Portfolio, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Portfolio in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Portfolio the Statement of Assets and Liabilities of the Acquired Portfolio pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Portfolio executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Portfolio shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquired Portfolio;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Portfolio, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Portfolio's shareholders in accordance with the provisions of the AmSouth Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Portfolio's shareholders shall have been delivered by the Acquired Portfolio to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Portfolio of the Acquired Assets solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio Shares and the termination of the Acquired Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; and

     8.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Portfolio Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation and the Acquiring Portfolio Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Portfolio in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Portfolio's shareholders;

         (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Portfolio's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Portfolio, the Acquiring Trust, the AmSouth Trust or the Acquired Portfolio, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Portfolio's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Portfolio Shares to be received by the Acquired Portfolio Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Portfolio, c/o AmSouth Asset Management Inc., 3435 Stelzer Road, Columbus, Ohio 43219,
Attention: Andrew Chambless, with copies to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attention: Keith T. Robinson, and to the Acquiring Portfolio, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                    VARIABLE INSURANCE FUNDS
                                           on behalf of AMSOUTH [____________] FUND


By: ___________________________________    By: ___________________________________
Name:                                      Name:
Title: [Assistant] Secretary               Title: [Vice] President



Attest:                                    PIONEER VARIABLE CONTRACTS TRUST
                                           on behalf of PIONEER [____________] VCT PORTFOLIO


By: ___________________________________    By: ___________________________________
Name: Christopher J. Kelley                Name: Osbert M. Hood
Title: Assistant Secretary                 Title: Executive Vice President

            Exhibit B -- Additional Information Pertaining to Pioneer
            ---------------------------------------------------------

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the Portfolio's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a Portfolio and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a Portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the Portfolios. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer family of funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

------------------------------------------------------------------------------------------------------------------------
                                    Net assets of Fund                         Management fee rate
         Fund                     (as of March 31, 2005)           (as a percentage of average daily net assets)
------------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund            $959,952,939              0.60% of the Fund's average net assets up to $10
                                                                 billion and 0.575% on the assets over $10 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Leaders Fund           $ 35,682,075              0.75% of the first $1 billion of the Fund's average
                                                                 net assets and 0.70% of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares                 $641,452,946              0.70% of the Fund's average net assets up to $500
                                                                 million, 0.65% of the next $500 million and 0.625%
                                                                 of the excess over $1 billion. -.10% depending on
                                                                 performance vs. Russell 1000 Index.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Independence Fund             $297,006,363              0.75%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Large Cap Growth Fund         $  1,691,675              0.75%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund                 $ 23,134,484              0.75% of the first $1 billion of the Fund's average
                                                                 net assets and 0.70% of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Select Equity Fund            $    528,795              0.75%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Growth Fund         $ 33,528,773              0.75% of the first $1 billion of the Fund's average
                                                                 net assets and 0.70% of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
                                    Net assets of Fund                         Management fee rate
 Pioneer Variable Contracts Trust (as of March 31, 2005)           (as a percentage of average daily net assets)
------------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio   $297,403,668              0.65%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares VCT Portfolio   $ 37,553,901              0.70%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio   $890,841,912              0.65%
------------------------------------------------------------------------------------------------------------------------

           Exhibit C -- Portfolio Manager's Discussion of Performance
           ----------------------------------------------------------

PIONEER OAK RIDGE LARGE CAP VCT PORTFOLIO
Performance Update 6/30/05

Share Prices and Distributions

                                               6/30/05             12/31/04
Net Asset Value per Share                     $ 10.98             $ 11.09


Distributions per Share                       Short-Term          Long-Term
(1/1/05 - 6/30/05)            Dividends       Capital Gains       Capital Gains
                              $ 0.0156        $                   $

Investment Returns


The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

           Pioneer
          Oak Ridge
          Large Cap
          Growth VCT    Russell 1000
          Portfolio*    Growth Index
3/04       $10,000        $10,000
6/04       $10,147        $10,194
6/05       $10,759        $10,365


Average Annual Total Returns
(As of June 30, 2005)

Period                                                           Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class (3/15/04)                                              7.62%
1 Year                                                               6.03%

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Management Discussion 6/30/05

     In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Portfolio Manager, discusses the factors that influenced performance during the six months ended June 30, 2005.

Q:   How did the market and the Portfolio perform during the past six months?

A: After posting robust returns in December, stocks took a breather in the first six months of 2005. While the global economy and corporate earnings growth both remained steady, investors grew concerned about the potential emergence of headwinds such as rising inflation, slowing growth or a longer than expected series of interest rate increases by the U.S. Federal Reserve. The result was that areas of the market perceived to be higher-risk -- such as growth stocks and stocks in the technology sector -- underperformed. Conversely, value stocks and the more defensive areas of the market did well as investors looked for potential "safe havens."

     Given our emphasis on individual stock selection, we ordinarily would welcome a potentially challenging environment such as this. However, the Portfolio finished slightly behind its benchmark for the period. Class II shares of the Portfolio produced a total return of -0.85% at net asset value for the six-month period ended June 30, 2005, underperforming the 3.65% return of the Russell 1000 Growth Index.

Q: Health care is the Portfolio's largest sector weighting. How did your positioning within this industry affect performance?

A: Our positioning in the health-care sector was the largest positive contributor to performance. Health-care stocks represent over 27% of the Portfolio's assets -- substantially more than the benchmark -- and this overweight was beneficial to performance given the sector's strong returns relative to the broader market. Performance also was helped by our strong stock selection in health care. One of our top contributors was Genentech, which is a somewhat atypical investment for us since it has a high valuation compared with the sector as a whole. However, we believed the stock was worth its relatively high price due to its strong earnings prospects. Earnings came in above expectations, due in part to the strong sales of the firm's cancer drug Avastin, and the stock price rose correspondingly. We also generated strong gains within health care through holdings in Teva Pharmaceuticals, Alcon, and Caremark Rx. Overall, we continue to hold a positive view on the health-care sector, which we believe is home to a large number of companies with good earnings visibility and attractive valuations.

Q: What other elements of the Portfolio's positioning helped and hurt its return?

A: Performance was boosted by both an overweight in the energy sector as well as our strong stock selection in the group. The Portfolio is invested not in the most well-known large-caps, but in companies that our research indicates have the ability to outperform even if the price of oil weakens. The Portfolio's two holdings within energy, Apache and XTO Energy, both have an impressive history of earnings and reserve growth. Although short-term "momentum players" have contributed to the strong performance of energy stocks, our view is that the sector's earnings growth is poised to remain strong for at least the next several years. We believe Apache and XTO are well positioned to benefit from this trend.

     The outperformance we generated in health care, energy, and technology was offset by underperformance in three other sectors: financials, industrials, and consumer stocks. In financials, we were negatively impacted by a position in Banco Popular, which serves Hispanic customers both in the United States and throughout Latin America. Within industrials, we were hurt by a position in Tyco, which dropped sharply in early May after the company stated that rising cost pressures are likely to weigh on its bottom line over the remainder of this year. And in the consumer area, positions in eBay and International Game Technology detracted from performance. Both have been sold out of the Portfolio. Fortunately, we made up for some of the resulting performance shortfall within the consumer sector through our ownership of the retailers Lowe's, Staples, and Target.

Q:   What is your outlook for the stock market?

A: In the past three years, the stock market has risen at a much faster pace than the underlying economy and in the process has reached what we believe to be a fair valuation level. This means future gains are likely to be attained by a narrower group of stocks. As a result, we expect that the return of individual stocks will be more closely correlated with their own specific fundamental trends. We therefore believe investors will have to be especially selective when it comes to both sector allocation and individual stock picking. Specifically, it will be necessary to analyze the quality of each company's earnings in order to determine how much of its growth is the result of cost cutting, currency gains, or one-time factors, and how much comes from underlying sales growth. Companies that are unable to generate growth organically may be vulnerable to underperformance. With this as a backdrop, we believe our focus on using fundamental research to find companies with strong growth trends and reasonable valuations will help the Portfolio pursue strong performance relative to both its peers and the market as a whole.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FUND VCT PORTFOLIO
Performance Update 6/30/05

Share Prices and Distributions

                                               6/30/05             12/31/04
Net Asset Value per Share                     $ 20.24             $ 20.51


Distributions per Share                       Short-Term          Long-Term
(1/1/05 - 6/30/05)            Dividends       Capital Gains       Capital Gains
                              $ 0.1100        $                   $

Investment Returns

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

          Pioneer
          Fund VCT
          Portfolio       S&P 500
10/97      $10,000        $10,000
           $11,945        $12,527
 6/99      $14,652        $15,380
           $15,994        $16,497
 6/01      $14,709        $14,053
           $12,606        $11,529
 6/03      $11,958        $11,558
           $14,056        $13,764
 6/05      $15,133        $14,627


Average Annual Total Returns
(As of June 30, 2005)

Period                                                           Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class (10/31/97)                                              5.59%
5 Years                                                              -1.04%
1 Year                                                                7.97%

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Portfolio Management Discussion 6/30/05

     In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, reviews the past six months and gives an overview of the Portfolio's performance over that period.

Q: Please discuss the performance of Pioneer Fund VCT Portfolio versus its stock-market benchmark.

A. The first six months of 2005 were lack-luster ones for the blue-chip U.S. stock market. While many foreign markets did well, and in the U.S. even the small and mid-cap sectors generally produced modest gains, the large-cap market here was largely dead in the water. Through June 30, Class II shares of Pioneer Fund VCT Portfolio returned -0.78% at net asset value, versus a decline of 0.81% for the benchmark Standard & Poor's 500 Index. Hence we finished a hair ahead of the S&P, in a period characterized mainly by backing and filling, spurting, then sputtering, of performance. Given a result approximately the same as that of the market, there were no particular problems in the portfolio, nor any investments in particular stocks, industries, or sectors that did so well or so poorly as to throw the contest decisively one way or the other. On the whole, it would appear to have been a rather forgettable time. However, beneath the surface, changes were brewing and valuation trends were shifting.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     The most striking sector performance came from energy and utilities. The high oil price spurred investors to load up on everything related to energy. The utilities undoubtedly benefited from some of that indiscriminate buying and also from investors' avid interest in higher dividend-paying stocks. Otherwise, though, health care and consumer staples, sectors usually considered more "growth" in nature than "value," outperformed financials, industrials, and materials, value-oriented groups that had done very well earlier in the cycle and right down through the end of last year. While information technology, another growth sector, was weak overall, there were signs of life in some industries within it, most notably semiconductors. We suspect that investors were re-allocating assets in their portfolios, taking profits in stocks that had done well and purchasing shares that appeared undervalued. We shall see in the upcoming months whether the trends continue.

Q: Which sectors and stocks most affected investment results over the past six months?

A. Our stock selections in consumer discretionary, information technology, and consumer staples were the biggest positive contributors to relative performance, while our selections in health care and industrials, as well as our overweight in materials, proved the largest negative contributors to performance. Greatly assisting in consumer discretionary were our holdings in May Department Stores, recipient of a premium take-over bid from competitor Federated Department Stores, and John Wiley & Sons, successful publisher of scientific, technical, and medical books and journals as well as various consumer, or "trade," books. Steering clear of the troubled stock eBay also helped. In information technology, it was similarly what we did not own that helped, namely the weak performers QUALCOMM and International Business Machines; in the case of I.B.M. we sold our underweight position during the period. With respect to consumer staples, we had a large overweight position in top performer Walgreen and no shares of laggard Wal-Mart.

     On the negative side, we were unrepresented in the health-care providers and services industry within health care, one of the bright spots for that sector, and in industrials, several of our names "corrected" after having previously enjoyed very good performance. Norfolk Southern, PACCAR, Deere, and Johnson Controls, the culprits, all seemed, however, like good long-term investments, and so we held onto them despite the recent share-price disappointments. Finally, we maintained an overweight in the difficult materials sector because we thought that, too, would justify our confidence longer term.

Q:   What changes did you make to the Portfolio?

A. On the purchase side of the ledger, Weatherford International is an expert in oil services, particularly noted for its well-completion and "artificial lift" systems. CVS, a nationwide drugstore chain, Staples, the office-supply retailer, and Costco Wholesale, the operator of wholesale membership warehouses, extended the diversification of our portfolio in the consumer staples and consumer discretionary sectors. In finance, we invested in Bank of America and Citigroup, both of which were priced at levels we thought reflected the risks in their operations, and also in several new insurance names, including Hartford Financial Services and Montpelier Re Holdings. We enlarged our health-care investment with Bristol-Myers Squibb, a beleaguered pharmaceutical company, but one with recovery prospects, and Biomet, which we had earlier owned and sold profitably and now found selling again at a reasonable price.

     Among the liquidations were Illinois Tool Works, United Parcel Service, United Health Group, and American Electric Power, all of which we judged to be selling at fair values. We sold long-term holdings American International Group, Procter & Gamble, and International Business Machines at very significant profits, deciding in each case that we had attractive alternatives.

Q:   What is your outlook for the rest of the year?

A. While we certainly share other investors' concerns about the spike in oil prices and the "tightening" by the Federal Reserve, we remain generally optimistic about the economy and the stock market. For sure, earnings growth will continue slowing as the economic cycle moves along, and we also tend to think that intermediate and long interest rates will eventually match some of the rise in short-term rates. As always, however, there are stocks that are relatively reasonably priced, and if one remembers to invest on the basis of the fundamental values there should still be plenty of good opportunities to make money over the long term. Thank you for your continued support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER VALUE VCT PORTFOLIO
Performance Update 6/30/05

Share Prices and Distributions

                                              6/30/05             12/31/04
Net Asset Value per Share                     $ 13.30             $ 13.40


Distributions per Share                       Short-Term          Long-Term
(1/1/05 - 6/30/05)            Dividends       Capital Gains       Capital Gains
                              $ 0.0119        $  0.0073           $  0.0828

Investment Returns

The following chart shows the change in value of an investment made in Pioneer Value VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

           Pioneer        Russell 1000
          Value VCT        Value
           Portfolio       Index
5/03       $10,000        $10,000
6/03       $10,193        $10,125
6/04       $12,002        $12,265
6/05       $12,960        $13,989


Average Annual Total Returns
(As of June 30, 2005)

Period                                                           Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class (5/1/03)                                               14.53%
1 Year                                                                7.98

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The Russell 1000 Value Index measures the performance of the value-oriented stocks in the Russell 1000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Management Discussion 6/30/05

     Portfolio Manager J. Rodman Wright describes the economic background and investment strategies that affected results for Pioneer Value VCT Portfolio through the first half of 2005.

Q. What was the investment background like and how did the Portfolio perform during the period?

A. Stocks rose and fell in a narrow range through the first half of the year, as investors pondered the impact of rising short-term interest rates and wondered how soon and how much high energy prices might affect the U.S. economy. For the six months ended June 30, 2005, the Portfolio returned 0.01% at net asset value. In comparison, the Portfolio's benchmark, the Russell 1000 Value Index returned 1.76% over the same period.

Q.   Which sectors or stocks had the greatest impact on results?

A. The Portfolio's healthcare holdings were a significant contributor to the period's return. We were overweight compared to our benchmark among stocks of large pharmaceutical manufacturers; Pfizer, among others, has begun to show improved performance after a period of decline. Generic drug maker IVAX rose based on FDA approvals of some new products. Shares of HCA moved higher as the hospital industry made strides to resolve issues, including uncollectable patient bills, which have plagued it.

     We were also overweight in the energy sector, the market's strongest segment during the period. Portfolio holdings Conoco, Occidental Petroleum, Devon Energy and Suncor all rode the wave of soaring oil prices. In telecommunications, Nextel's acquisition by Sprint aided returns. Relative returns also benefited because we did not own weak-performing Verizon. Similarly, in technology, our decision to avoid IBM was rewarded when its shares fell. We enjoyed a series of small gains in the materials sector and avoided disappointing performance by major chemical companies such as Dow and DuPont. Shares of industrial conglomerate Tyco fell back, after a long rebound, when first-quarter earnings lagged expectations.

     Among financial issues, we were underweight commercial banks; bank margins tend to be squeezed when short-term interest rates rise and long-term rates remain low, as has been the case this year. Citigroup, the Portfolio's largest holding, was down slightly. Results were hurt when insurance giant AIG come under intense regulatory scrutiny and because we were underweight in the strong REIT sector. The proposed acquisition of credit card provider Providian by Washington Mutual pushed shares moderately higher.

     Inadequate participation in the utilities sector was another barrier to performance. Utilities prices appear overextended to us, and yields are down sharply in this traditional income sector. Among consumer discretionary companies, failure to own Altria, formerly known as Philip Morris, also penalized results as shares moved up. Media stocks, including Time Warner and Comcast, made up another disappointing sector; investors were focused on specific weaknesses, while giving little weight to broader corporate strengths.

Q.   What is your outlook for the months ahead?

A. Although its pace may be moderating, the economy continues to expand. Unemployment and inflation are both low, and favorable long-term interest rates are encouraging construction and holding down corporate borrowing costs. Balance sheets are generally healthy, aided by disciplined cost management at many companies. Reductions in the twin deficits -- the federal budget and the nation's trade imbalances -- are additional positive signs.

     Given those circumstances, the equity market does not appear especially expensive. However, some slowing of the expansion is certainly possible, as interest-rate hikes and record prices for gasoline and other fuels begin to move through the economy. And terrorism remains on everyone's mind.

     Signs from the Federal Reserve Board that interest-rate increases are nearing an end or a slackening in world demand for energy would be powerful psychological stimuli for investors. But on balance, we see the environment as favorable and the glass as half full.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

AmSouth Capital Growth Fund inception 5/1/2001


Portfolio Manager
John Mark McKenzie
Sr. Vice President
AmSouth Asset Management, Inc.


How did the Fund perform?

     For the six months ended June 30, 2005, the AmSouth Capital Growth Fund (Variable Annuity) provided a total return of -1.69%. The total return for the Fund's benchmark, the S&P 500/Barra Growth Index,(1) was -1.73%.

What factors influenced the market for growth stocks?

     Rising oil prices and the Federal Reserve's continued policy of raising short-term interest rates had the greatest impact on performance for the first six months of 2005. Although rising interest rates didn't materially affect stock prices, they took their toll on investor psychology during the period, as investors evaluated various economic data and how they would affect the Fed's tightening campaign. Overall, rising oil prices dominated the news, consumer behavior and market performance. Early in 2005, Standard & Poor's moved Exxon, one of the largest names in the energy sector, from its value benchmark to its growth benchmark, resulting in a seven-percentage-point increase in the growth benchmark's energy weighting. Exxon posted strong results for the six-month period, which significantly boosted the benchmark's return.

What were your key strategies during the period?

     We continued to maintain significant positions in high-growth areas of the economy, including the technology and consumer discretionary sectors, which contributed positively to performance. Our energy underweight created the strongest headwind for the Fund. We don't perceive energy as a high-growth sector, so we therefore kept the Fund's energy exposure at approximately 2%, versus the benchmark's 9%. Although the Fund did not participate fully in the energy sector's strong performance run, it realized decent contributions from the technology, consumer discretionary and health care sectors, which more than offset the energy sector's underperformance relative to the benchmark.

What were the Fund's largest holdings?

     As of June 30, 2005, the Fund's top five holdings included General Electric Co., comprising 3.7% of the Fund's assets; Microsoft Corp., 3.4%; Johnson & Johnson, 3.4%; Intel Corp., 3.1%; Cisco Systems, Inc., 2.9%.(2)

What is your outlook for the stock market?

     Looking ahead, we believe the climate for growth stocks is improving. Our forecast doesn't call for outlandish economic growth, so we don't believe inflation or interest rates present a significant concern. Nevertheless, we remain somewhat concerned about rising energy prices and how they may affect consumer spending. A significant portion of the Fund's stock and sector allocations are directly related to consumer behavior. We regard higher energy costs as a tax, because consumers have few alternatives to combat rising prices. In particular, we will monitor the effect of higher gasoline prices on certain retailing stocks.

---------------
(1) The performance of the AmSouth Capital Growth Fund is measured against the S&P 500/Barra Growth Index, an unmanaged index generally representative of large-cap growth stocks as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain fees were reduced and reimbursed. Had these reductions and reimbursements not been in effect, performance quoted would have been lower.

(2)  The Fund's composition is subject to change.

AmSouth Select Equity Fund inception 5/3/1999


Portfolio Managers
Neil Wright, Janna Sampson, Peter Jankovskis
OakBrook Investments, LLC
(sub-advisor)


How did the Fund perform?

     For the six months ended June 30, 2005, the AmSouth Select Equity Fund (Variable Annuity) provided a total return of -6.56%. The total return for the Fund's benchmark, the S&P 500 Index,(1) was -0.81%.

What were your key strategies, and how did they affect performance?

     The Fund invests in a concentrated portfolio of 20 to 25 industry-leading, "market power" companies. In general, these are large-capitalization companies exhibiting steady, predictable earnings growth. They also tend to be users of commodities and producers of consumer goods, which puts pressure on profit margins in an environment of rising commodity prices and stable consumer prices -- the type of environment characteristic of the first half of 2005.

     In time, "market power" stocks should adjust to higher commodity prices either by passing along higher costs to consumers or by adjusting their production techniques. Unfortunately, there usually is a lag between an increase in commodity prices and the stabilization of profits, and this lag put pressure on earnings and valuations for many of the Fund's holdings.

What were the Fund's largest holdings?

     In terms of sector exposure, we positioned the Fund for an environment of strong economic growth, with a substantial overweight in consumer discretionary stocks. As of June 30, 2005, the Fund's five largest holdings included Pitney Bowes, comprising 7.3% of the Fund's assets; Automatic Data Processing, 7.0%; Home Depot, 7.0%; McDonald's, 6.9%; and Waste Management, 6.5%.(2)

What is your outlook for the stock market?

     We expect commodity price increases to stabilize or moderate as the second half of the year progresses. This should help profit margins and earnings recover for our "market power stocks," leading to improved relative performance.

---------------
(1) The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain fees were reduced and reimbursed. Had these reductions and reimbursements not been in effect, performance quoted would have been lower.

(2)  The Fund's composition is subject to change.

AmSouth Value Fund inception 10/23/1997


Portfolio Manager
Brian B. Sullivan, CFA
Director, Value Equity Strategies
AmSouth Asset Management, Inc.


How did the Fund perform?

     For the six months ended June 30, 2005, the AmSouth Value Fund (Variable Annuity) provided a total return of 1.19%. The total return for the Fund's benchmark, the S&P 500 Index,(1) was -0.81%.

What were your key strategies during the year, and how did they influence performance?

     We continued to position the Fund in stocks and sectors we believe may perform well in the current economic climate. Our stock-selection strategies accounted for the bulk of the fund's outperformance, relative to the benchmark. In particular, our stock choices in the financials, consumer discretionary, information technology, industrials and health care sectors boosted the Fund's relative performance. Specifically, our overweight in insurance stocks was important to relative performance in the financials sector. Insurance stocks rebounded, as investor concerns regarding the industry subsided. In addition, insurance companies generally offer high relative yields and steady, predictable revenues. Despite our slight underweight to financials, the fund's holdings significantly outperformed the benchmark's financials stocks, and they were the largest contributor to the Fund's total return.

     In terms of absolute performance, the fund's best-performing areas included the energy, utilities and health care sectors. In health care, the Fund was underweighted, yet its health care stocks still outperformed the benchmark's. The Fund was underweighted in energy and utilities, which detracted from relative performance.

What were the Fund's top holdings?

     As of June 30, 2005, the Fund's top five holdings included Citigroup, Inc., comprising 3.2% of the Fund's assets; St. Paul Travelers Cos., Inc., 2.9%; Bank of America Corp., 2.7%; Caterpillar, Inc., 2.6%; Dow Chemical Co., 2.5%.(2)

How do you plan on positioning the Fund for the months ahead?

     We believe the stock market should continue to generate positive returns throughout the rest of 2005. Nevertheless, the market cycle is aging, and we are watching for signs of a slowdown in the economy and the stock market. Although such a slowdown is not apparent yet, when it is we would expect to reduce the Fund's exposure to materials and industrials stocks and implement a more defensive strategy.

---------------
(1) The performance of the AmSouth Value Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain fees were reduced and reimbursed. Had these reductions and reimbursements not been in effect, performance quoted would have been lower.

(2)  The Fund's composition is subject to change.

                                                                   18163-00-0905

                           PIONEER FUND VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

             (each a "Pioneer Portfolio" and each a separate series
                      of Pioneer Variable Contracts Trust)

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 26, 2005



         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus dated September 26, 2005 (the "Proxy Statement and Prospectus"), which covers Class II shares of the relevant Pioneer Portfolio, a series of Pioneer Variable Contracts Trust, to be issued in exchange for shares of the applicable AmSouth Portfolio (as detailed below), each a series of Variable Insurance Funds. Please retain this Statement of Additional Information for further reference.

         The Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION..........................................................................................2
EXHIBITS..............................................................................................2
ADDITIONAL INFORMATION ABOUT EACH PIONEER PORTFOLIO...................................................3
         PORTFOLIO HISTORY............................................................................3
         DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENT RISKS........................................3
         MANAGEMENT OF THE PORTFOLIO..................................................................3
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................3
         INVESTMENT ADVISORY AND OTHER SERVICES.......................................................3
         PORTFOLIO MANAGERS...........................................................................3
         BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................3
         CAPITAL STOCK AND OTHER SECURITIES...........................................................3
         PURCHASE, REDEMPTION AND PRICING OF SHARES...................................................3
         TAXATION OF EACH PORTFOLIO...................................................................3
         UNDERWRITERS.................................................................................4
         CALCULATION OF PERFORMANCE DATA..............................................................4
         FINANCIAL STATEMENTS.........................................................................4

                                  INTRODUCTION

         This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated September 26, 2005 relating to the following proposed reorganizations:

          1. AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth VCT Portfolio

          2.   AmSouth Select Equity Fund into Pioneer Fund VCT Portfolio

          3.   AmSouth Value Fund into Pioneer Value VCT Portfolio


         The Proxy Statement and Prospectus is in connection with the solicitation by the management of Variable Contracts Trust of proxies to be voted at a Meeting of Shareholders of each AmSouth Portfolio listed above to be held on November 3, 2005.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Variable Contracts Trust's Statement of Additional Information, dated May 1, 2005 ("SAI") (File Nos. 33-84546; 811-08716), as filed with the Securities and Exchange Commission on April 13, 2005 (Accession No. 0001016964-05-000141) is incorporated herein by reference.

2. Pioneer Variable Contracts Trust's Annual Report for the fiscal year ended December 31, 2004 (File No. 811-08716), as filed with the Securities and Exchange Commission on March 11, 2005 (Accession No. 0000908996-05-000027) is incorporated herein by reference.

3. Variable Insurance Funds' Statement of Additional Information relating to the above-referenced AmSouth Portfolios, dated May 1, 2005 (File Nos. 33 81800; 811-08644, as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0000943663-05-000276) is incorporated herein by reference.

4. Variable Insurance Funds' Annual Report relating to the above-referenced AmSouth Portfolios for the fiscal year ended December 31, 2004 (File No. 811-08644), as filed with the Securities and Exchange Commission on March 8, 2005 (Accession No.
         0001047469-05-005655) is incorporated herein by reference.

5. Pro forma financial statements for the fiscal year ending December 31, 2004 for the following:

                  AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth VCT Portfolio

                  AmSouth Select Equity Fund into Pioneer Fund VCT Portfolio

                  AmSouth Value Fund into Pioneer Value VCT Portfolio

                          ADDITIONAL INFORMATION ABOUT
                             EACH PIONEER PORTFOLIO

PORTFOLIO HISTORY

         For additional information about Pioneer Variable Contracts Trust generally and each Pioneer Portfolio and its histories, see "Fund History" in the SAI.

DESCRIPTION OF EACH PORTFOLIO AND ITS INVESTMENT RISKS

         For additional information about each Pioneer Portfolio's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE PORTFOLIO

         For additional information about Pioneer Variable Contracts Trust's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For addition information on share ownership of each Pioneer Portfolio, see "Annual Fee, Expense and Other Information."

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information on each Pioneer Portfolio, see "Investment Adviser," "Custodian" and "Independent Auditors" in Pioneer Variable Contracts Trust's SAI.

PORTFOLIO MANAGERS

         For additional information, see "Portfolio Management" and "Appendix C
- Portfolio Management - Additional Information About the Portfolio Managers" in Pioneer Variable Contracts Trust's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Pioneer Variable Contracts Trust and each Pioneer Portfolio's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of each Pioneer Portfolio and Pioneer Variable Contracts Trust, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of each Pioneer Portfolio, see "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

         For additional information about tax matters related to an investment in each Pioneer Portfolio, see "Tax Status" in the SAI.

UNDERWRITERS

         For additional information about the Pioneer Variable Contracts Trust's principal, see "Principal Underwriter" in the SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of each Pioneer Portfolio, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

         For additional information on each Pioneer Portfolio, see "Financial Statements" in Pioneer Variable Contracts Trust's SAI.

PIONEER FUND VCT PORTFOLIO
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(unaudited)



                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
 -------------   -------------  -------------
                                                COMMON STOCKS
                                                Energy
                                                Integrated Oil & Gas
          20,126                       20,126   BP Amoco Plc (A.D.R.)
          31,052                       31,052   ConocoPhillips
         241,264                      241,264   ChevronTexaco Corp.
          44,680                       44,680   Occidental Petroleum Corp.
         292,714                      292,714   Exxon Mobil Corp.

                                                Oil & Gas Drilling
          60,277                       60,277   Schlumberger, Ltd.
                                                Oil & Gas Exploration & Production
          99,995                       99,995   Apache Corp.
          70,551                       70,551   Pioneer Natural Resources Co.

                                                Total Energy
                                                Materials
                                                Aluminum
         117,716                      117,716   Alcoa, Inc.
                                                Commodity Chemicals
          27,138                       27,138   Air Products & Chemicals, Inc.
          46,466                       46,466   E.I. du Pont de Nemours and Co.
          88,000                       88,000   Praxair, Inc.

                                                Diversified Chemical
          21,688                       21,688   PPG Industries, Inc.
                                                Diversified Metals & Mining
         112,522                      112,522   BHP Billiton, Ltd. (A.D.R)
          81,386                       81,386   Inco, Ltd. *
          39,803                       39,803   Phelps Dodge Corp.
         200,118                      200,118   Rio Tinto Plc

                                                Metal & Glass Containers
         104,000                      104,000   Ball Corp.
                                                Paper Products
          53,073                       53,073   Meadwestvaco Corp.
                          1,972         1,972   Neenah Paper, Inc.*

                                                                                               AmSouth
                                                             % of          Pioneer Fund      Select Equity        Pro Forma
                                                          Pro Forma       VCT Portfolio           Fund             Combined
                                                           Combined           Market             Market             Market
                                                          Net Assets          Value              Value              Value
                                                          ----------    -----------------  -----------------  -----------------
COMMON STOCKS                                                  98.9%
Energy                                                          7.0%
Integrated Oil & Gas                                            5.2%
BP Amoco Plc (A.D.R.)                                                     $ 1,175,358        $                    $ 1,175,358
ConocoPhillips                                                              2,696,245                               2,696,245
ChevronTexaco Corp.                                                        12,668,773                              12,668,773
Occidental Petroleum Corp.                                                  2,607,525                               2,607,525
Exxon Mobil Corp.                                                          15,004,520                              15,004,520
                                                                          -----------        ------------         -----------
                                                                          $34,152,421        $                    $34,152,421
                                                                          -----------        ------------         -----------
Oil & Gas Drilling                                              0.6%
Schlumberger, Ltd.                                                        $ 4,035,545        $                    $ 4,035,545
                                                                          -----------        ------------         -----------
Oil & Gas Exploration & Production                              1.1%
Apache Corp.                                                              $ 5,056,747        $                    $ 5,056,747
Pioneer Natural Resources Co.                                               2,476,340                               2,476,340
                                                                          -----------        ------------         -----------
                                                                          $ 7,533,087        $                    $ 7,533,087
                                                                          -----------        ------------         -----------
Total Energy                                                              $45,721,053        $                    $45,721,053
                                                                          -----------        ------------         -----------
Materials                                                       5.8%
Aluminum                                                        0.6%
Alcoa, Inc.                                                               $ 3,698,637        $                    $ 3,698,637
                                                                          -----------        ------------         -----------
Commodity Chemicals                                             1.2%
Air Products & Chemicals, Inc.                                            $ 1,573,190        $                    $ 1,573,190
E.I. du Pont de Nemours and Co.                                             2,279,157                               2,279,157
Praxair, Inc.                                                               3,885,200                               3,885,200
                                                                          -----------        ------------         -----------
                                                                          $ 7,737,547        $                    $ 7,737,547
                                                                          -----------        ------------         -----------
Diversified Chemical                                            0.2%
PPG Industries, Inc.                                                      $ 1,478,254        $                    $ 1,478,254
                                                                          -----------        ------------         -----------
Diversified Metals & Mining                                     2.4%
BHP Billiton, Ltd. (A.D.R)                                                $ 2,702,778        $                    $ 2,702,778
Inco, Ltd. *                                                                2,993,377                               2,993,377
Phelps Dodge Corp.                                                          3,937,313                               3,937,313
Rio Tinto Plc                                                               5,886,829                               5,886,829
                                                                          -----------        ------------         -----------
                                                                          $15,520,297        $                    $15,520,297
                                                                          -----------        ------------         -----------
Metal & Glass Containers                                        0.7%
Ball Corp.                                                                $ 4,573,920        $                    $ 4,573,920
                                                                          -----------        ------------         -----------
Paper Products                                                  0.3%
Meadwestvaco Corp.                                                        $ 1,798,644        $                    $ 1,798,644
Neenah Paper, Inc.*                                                                                64,287              64,287
                                                                          -----------        ------------         -----------
                                                                          $ 1,798,644        $     64,287         $ 1,862,931
                                                                          -----------        ------------         -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
--------------   -------------    ---------
                                             Precious Metals & Minerals
       40,047                       40,047   Newmont Mining Corp.
                                             Specialty Chemicals
       39,222                       39,222   Ecolab, Inc.
                                             Total Materials
                                             Capital Goods
                                             Aerospace & Defense
       48,104                       48,104   General Dynamics Corp.
       54,000                       54,000   Northrop Grumman Corp.

                                             Electrical Components & Equipment
                     154,500       154,500   American Power Conversion Corp.
       65,964                       65,964   Emerson Electric Co.
      206,300                      206,300   General Electric Co.

                                             Environmental Services
                     147,100       147,100   Waste Management, Inc.

                                             Industrial Conglomerates
                      45,400        45,400   Briggs & Stratton Corp.
       79,790                       79,790   Illinois Tool Works, Inc.
      120,984                      120,984   Johnson Controls, Inc.
      111,551                      111,551   United Technologies Corp.

                                             Industrial Machinery
       40,569                       40,569   Caterpillar, Inc.
       86,222                       86,222   Deere & Co.
       40,000                       40,000   Ingersoll-Rand Co.

                                             Total Capital Goods
                                             Commercial Services & Supplies
                                             Office Services & Supplies
       58,698                       58,698   Canon, Inc. (A.D.R.)
                     107,700       107,700   Pitney Bowes, Inc.
                                             Total Commercial Services & Supplies
                                             Transportation
                                             Airlines
      170,807                      170,807   Southwest Airlines Co.
                                             Motorcycle Manufacturers
                      52,000        52,000   Harley-Davidson, Inc.
                                             Railroads
       50,040                       50,040   Burlington Northern, Inc.
      180,893                      180,893   Norfolk Southern Corp.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   --------------   -------------     ------------
Precious Metals & Minerals                                     0.3%
Newmont Mining Corp.                                                     $ 1,778,487     $                 $ 1,778,487
                                                                         -----------     ----------        -----------
Specialty Chemicals                                            0.2%
Ecolab, Inc.                                                             $ 1,377,869     $                 $ 1,377,869
                                                                         -----------     ----------        -----------
Total Materials                                                          $37,963,655     $   64,287        $38,027,942
                                                                         -----------     ----------        -----------
Capital Goods                                                 10.6%
Aerospace & Defense                                            1.2%
General Dynamics Corp.                                                   $ 5,031,678     $                 $ 5,031,678
Northrop Grumman Corp.                                                     2,935,440                         2,935,440
                                                                         -----------     ----------        -----------
                                                                         $ 7,967,118     $                 $ 7,967,118
                                                                         -----------     ----------        -----------
Electrical Components & Equipment                              2.4%
American Power Conversion Corp.                                          $               $3,306,300        $ 3,306,300
Emerson Electric Co.                                                       4,624,076                         4,624,076
General Electric Co.                                                       7,529,950                         7,529,950
                                                                         -----------     ----------        -----------
                                                                         $12,154,026     $3,306,300        $15,460,326
                                                                         -----------     ----------        -----------
Environmental Services
Waste Management, Inc.                                         0.7%      $               $4,404,174          4,404,174
                                                                         -----------     ----------        -----------

Industrial Conglomerates                                       4.3%
Briggs & Stratton Corp.                                                  $               $1,887,732        $ 1,887,732
Illinois Tool Works, Inc.                                                  7,394,937                         7,394,937
Johnson Controls, Inc.                                                     7,675,225                         7,675,225
United Technologies Corp.                                                 11,528,796                        11,528,796
                                                                         -----------     ----------        -----------
                                                                         $26,598,958     $1,887,732        $28,486,690
                                                                         -----------     ----------        -----------
Industrial Machinery                                           2.1%
Caterpillar, Inc.                                                        $ 3,955,883     $                 $ 3,955,883
Deere & Co.                                                                6,414,917                         6,414,917
Ingersoll-Rand Co.                                                         3,212,000                         3,212,000
                                                                         -----------     ----------        -----------
                                                                         $13,582,800     $                 $13,582,800
                                                                         -----------     ----------        -----------
Total Capital Goods                                                      $60,302,902     $9,598,206        $69,901,108
                                                                         -----------     ----------        -----------
Commercial Services & Supplies                                 1.2%
Office Services & Supplies                                     1.2%
Canon, Inc. (A.D.R.)                                                     $ 3,184,953     $                 $ 3,184,953
Pitney Bowes, Inc.                                                                        4,984,356          4,984,356
                                                                         -----------     ----------        -----------
Total Commercial Services & Supplies                                     $ 3,184,953     $4,984,356        $ 8,169,309
                                                                         -----------     ----------        -----------
Transportation                                                 2.5%
Airlines                                                       0.4%
Southwest Airlines Co.                                                   $ 2,780,738     $                 $ 2,780,738
                                                                         -----------     ----------        -----------
Motorcycle Manufacturers                                       0.5%
Harley-Davidson, Inc.                                                    $               $3,159,000        $ 3,159,000
                                                                         -----------     ----------        -----------
Railroads                                                      1.4%
Burlington Northern, Inc.                                                $ 2,367,392     $                 $ 2,367,392
Norfolk Southern Corp.                                                     6,546,518                         6,546,518
                                                                         -----------     ----------        -----------
                                                                         $ 8,913,910     $                 $ 8,913,910
                                                                         -----------     ----------        -----------

                      AmSouth
  Pioneer Fund     Select Equity    Pro Forma
 VCT Portfolio          Fund        Combined
     Shares            Shares        Shares
--------------     -------------    ---------
                                                Trucking
          21,253                       21,253   United Parcel Service
                                                Total Transportation
                                                Automobiles & Components
                                                Automobile Manufacturers
         253,315                      253,315   Ford Motor Corp.
         108,616                      108,616   PACCAR, Inc.
                                                Total Automobiles & Components
                                                Consumer Durables & Apparel
                                                Apparel, Accessories & Luxury Goods
          65,267                       65,267   Gap, Inc.
                                                Homebuilding
                         51,400        51,400   Snap-on, Inc.
                                                Housewares & Specialties
          84,000                       84,000   Leggett & Platt, Inc.
                                                Total Consumer Durables & Apparel
                                                Media
                                                Advertising
          43,791                       43,791   Omnicom Group
                                                Movies & Entertainment
          51,957        118,200       170,157   The Walt Disney Co.
                                                Publishing
          48,893                       48,893   Elsevier NV
          90,111         49,100       139,211   Gannett Co.
         149,146                      149,146   John Wiley & Sons, Inc.
          78,179                       78,179   McGraw-Hill Co., Inc.
          28,800         66,800        95,600   Tribune Co.

                                                Total Media
                                                Retailing
                                                Apparel Retail
          24,633                       24,633   Liz Claiborne, Inc.
                                                Computer & Electronics Retail
          60,000                       60,000   Best Buy Co., Inc.
          11,064                       11,064   Game Stop Corp. (Class B) *

                                                Department Stores
         118,523                      118,523   Nordstrom, Inc.
          80,000                       80,000   Kohl's Corp. *
          88,332                       88,332   May Department Stores Co.

                                                General Merchandise Stores
          34,432                       34,432   Family Dollar Stores, Inc.
         228,656                      228,656   Target Corp.

                                                Home Improvement Retail
         110,000        116,300       226,300   Home Depot, Inc.
          48,716                       48,716   Lowe's Co., Inc.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------    -------------     ------------
Trucking                                                      0.3%
United Parcel Service                                                    $ 1,816,281     $                 $ 1,816,281
                                                                         -----------     -----------       -----------
Total Transportation                                                     $13,510,929     $ 3,159,000       $16,669,929
                                                                         -----------     -----------       -----------
Automobiles & Components                                      1.9%
Automobile Manufacturers                                      1.9%
Ford Motor Corp.                                                         $ 3,708,532     $                 $ 3,708,532
PACCAR, Inc.                                                               8,741,416                         8,741,416
                                                                         -----------     -----------       -----------
Total Automobiles & Components                                           $12,449,948     $                 $12,449,948
                                                                         -----------     -----------       -----------
Consumer Durables & Apparel                                   0.8%
Apparel, Accessories & Luxury Goods                           0.2%
Gap, Inc.                                                                $ 1,378,439     $                 $ 1,378,439
                                                                         -----------     -----------       -----------
Homebuilding                                                  0.3%
Snap-on, Inc.                                                            $               $ 1,766,104       $ 1,766,104
                                                                         -----------     -----------       -----------
Housewares & Specialties                                      0.4%
Leggett & Platt, Inc.                                                    $ 2,388,120     $                 $ 2,388,120
                                                                         -----------     -----------       -----------
Total Consumer Durables & Apparel                                        $ 3,766,559     $ 1,766,104       $ 5,532,663
                                                                         -----------     -----------       -----------
Media                                                         5.6%
Advertising                                                   0.6%
Omnicom Group                                                            $ 3,692,457     $                 $ 3,692,457
                                                                         -----------     -----------       -----------
Movies & Entertainment                                        0.7%
The Walt Disney Co.                                                      $ 1,444,405     $ 3,285,960       $ 4,730,365
                                                                         -----------     -----------       -----------
Publishing                                                    4.3%
Elsevier NV                                                              $   665,764     $                 $   665,764
Gannett Co.                                                                7,362,069       4,011,470        11,373,539
John Wiley & Sons, Inc.                                                    5,196,247                         5,196,247
McGraw-Hill Co., Inc.                                                      7,156,506                         7,156,506
Tribune Co.                                                                1,213,632       2,814,952         4,028,584
                                                                         -----------     -----------       -----------
                                                                         $21,594,218     $ 6,826,422       $28,420,640
                                                                         -----------     -----------       -----------
Total Media                                                              $26,731,080     $10,112,382       $36,843,462
                                                                         -----------     -----------       -----------
Retailing                                                     6.6%
Apparel Retail                                                0.2%
Liz Claiborne, Inc.                                                      $ 1,039,759     $                 $ 1,039,759
                                                                         -----------     -----------       -----------
Computer & Electronics Retail                                 0.6%
Best Buy Co., Inc.                                                       $ 3,565,200     $                 $ 3,565,200
Game Stop Corp. (Class B) *                                                  247,944                           247,944
                                                                         -----------     -----------       -----------
                                                                         $ 3,813,144     $                 $ 3,813,144
                                                                         -----------     -----------       -----------
Department Stores                                             1.8%
Nordstrom, Inc.                                                          $ 5,538,580     $                 $ 5,538,580
Kohl's Corp. *                                                             3,933,600                         3,933,600
May Department Stores Co.                                                  2,596,961                         2,596,961
                                                                         -----------     -----------       -----------
                                                                         $12,069,141     $                 $12,069,141
                                                                         -----------     -----------       -----------
General Merchandise Stores                                    2.0%
Family Dollar Stores, Inc.                                               $ 1,075,311     $                 $ 1,075,311
Target Corp.                                                              11,874,106                        11,874,106
                                                                         -----------     -----------       -----------
                                                                         $12,949,417     $                 $12,949,417
                                                                         -----------     -----------       -----------
Home Improvement Retail                                       1.9%
Home Depot, Inc.                                                         $ 4,701,400     $ 4,970,662       $ 9,672,062
Lowe's Co., Inc.                                                           2,805,554                         2,805,554
                                                                         -----------     -----------       -----------
                                                                         $ 7,506,954     $ 4,970,662       $12,477,616
                                                                         -----------     -----------       -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
--------------   -------------    ----------
                                                Specialty Stores
          30,603                       30,603   Barnes & Noble, Inc. *
                                                Total Retailing
                                                Food & Drug Retailing
                                                Drug Retail
         139,003                      139,003   Walgreen Co.
                                                Food Distributors
          83,493                       83,493   Cardinal Health, Inc.
                         72,400        72,400   International Flavors & Fragrances, Inc.
                         41,238        41,238   J.M. Smucker Co.
          84,201         87,300       171,501   Sysco Corp.

                                                Food Retail
          28,200                       28,200   Kellogg Co.
                                                Total Food & Drug Retailing
                                                Food, Beverage & Tobacco
                                                Packaged Foods & Meats
          86,457                       86,457   Campbell Soup Co.
          44,844         65,100       109,944   General Mills, Inc.
          73,219         83,800       157,019   H.J. Heinz Co., Inc.
          54,767                       54,767   Hershey Foods Corp.
          76,005                       76,005   Sara Lee Corp.

                                                Restaurants
                        161,900       161,900   McDonald's Corp.
                                                Soft Drinks
         178,941                      178,941   PepsiCo, Inc.
                                                Total Food, Beverage & Tobacco
                                                Household & Personal Products
                                                Household Products
          90,211                       90,211   Colgate-Palmolive Co.
          15,015                       15,015   Clorox Co.
          80,030                       80,030   Estee Lauder Co.
         171,470                      171,470   Procter & Gamble Co.

                                                Personal Products
                         49,800        49,800   Gillette Co.
          58,000         65,100       123,100   Kimberly-Clark Corp.

                                                Total Household & Personal Products
                                                Health Care Equipment & Services
                                                Health Care Distributors
         204,554                      204,554   Abbott Laboratories
         163,188                      163,188   Johnson & Johnson

                                                Health Care Equipment
          73,222                       73,222   Becton, Dickinson & Co.
          32,057                       32,057   Guidant Corp.
          85,000                       85,000   Medtronic, Inc.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
Specialty Stores                                                 0.2%
Barnes & Noble, Inc. *                                                   $   987,559     $                 $   987,559
                                                                         -----------     ------------      -----------
Total Retailing                                                          $38,365,974     $  4,970,662      $43,336,636
                                                                         -----------     ------------      -----------
Food & Drug Retailing                                            3.5%
Drug Retail                                                      0.8%
Walgreen Co.                                                             $ 5,333,545     $                 $ 5,333,545
                                                                         -----------     ------------      -----------
Food Distributors                                                2.5%
Cardinal Health, Inc.                                                    $ 4,855,118     $                 $ 4,855,118
International Flavors & Fragrances, Inc.                                                    3,101,616        3,101,616
J.M. Smucker Co.                                                                            1,941,073        1,941,073
Sysco Corp.                                                                3,213,952        3,332,241        6,546,193
                                                                         -----------     ------------      -----------
                                                                         $ 8,069,070     $  8,374,930      $16,444,000
                                                                         -----------     ------------      -----------
Food Retail                                                      0.2%
Kellogg Co.                                                              $ 1,259,412     $                 $ 1,259,412
                                                                         -----------     ------------      -----------
Total Food & Drug Retailing                                              $14,662,027     $  8,374,930      $23,036,957
                                                                         -----------     ------------      -----------
Food, Beverage & Tobacco                                         5.1%
Packaged Foods & Meats                                           2.9%
Campbell Soup Co.                                                        $ 2,584,200     $                 $ 2,584,200
General Mills, Inc.                                                        2,229,195        3,236,121        5,465,316
H.J. Heinz Co., Inc.                                                       2,854,809        3,267,362        6,122,171
Hershey Foods Corp.                                                        3,041,759                         3,041,759
Sara Lee Corp.                                                             1,834,761                         1,834,761
                                                                         -----------     ------------      -----------
                                                                         $12,544,724     $  6,503,483      $19,048,207
                                                                         -----------     ------------      -----------
Restaurants                                                      0.8%
McDonald's Corp.                                                         $               $  5,190,514      $ 5,190,514
                                                                         -----------     ------------      -----------
Soft Drinks                                                      1.4%
PepsiCo, Inc.                                                            $ 9,340,720     $                 $ 9,340,720
                                                                         -----------     ------------      -----------
Total Food, Beverage & Tobacco                                           $21,885,444     $ 11,693,997      $33,579,441
                                                                         -----------     ------------      -----------
Household & Personal Products                                    4.4%
Household Products                                               2.8%
Colgate-Palmolive Co.                                                    $ 4,615,195     $                 $ 4,615,195
Clorox Co.                                                                   884,834                           884,834
Estee Lauder Co.                                                           3,662,973                         3,662,973
Procter & Gamble Co.                                                       9,444,568                         9,444,568
                                                                         -----------     ------------      -----------
                                                                         $18,607,570     $                 $18,607,570
                                                                         -----------     ------------      -----------
Personal Products                                                1.6%
Gillette Co.                                                             $               $  2,230,044      $ 2,230,044
Kimberly-Clark Corp.                                                       3,816,980        4,284,231        8,101,211
                                                                         -----------     ------------      -----------
                                                                         $ 3,816,980     $  6,514,275      $10,331,255
                                                                         -----------     ------------      -----------
Total Household & Personal Products                                      $22,424,550     $  6,514,275      $28,938,825
                                                                         -----------     ------------      -----------
Health Care Equipment & Services                                 5.9%
Health Care Distributors                                         3.0%
Abbott Laboratories                                                      $ 9,542,444     $                 $ 9,542,444
Johnson & Johnson                                                         10,349,383                        10,349,383
                                                                         -----------     ------------      -----------
                                                                         $19,891,827     $                 $19,891,827
                                                                         -----------     ------------      -----------
Health Care Equipment                                            2.5%
Becton, Dickinson & Co.                                                  $ 4,159,010     $                 $ 4,159,010
Guidant Corp.                                                              2,311,310                         2,311,310
Medtronic, Inc.                                                            4,221,950                         4,221,950

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
--------------   -------------    ----------
         123,159                      123,159   Stryker Corp.

                                                Managed Health Care
          23,937                       23,937   United Healthcare Group, Inc.
                                                Total Health Care Equipment & Services
                                                Pharmaceuticals & Biotechnology
                                                Biotechnology
          68,200                       68,200   Amgen, Inc. *
                                                Pharmaceuticals
          55,362                       55,362   Barr Laboratorie, Inc.
          95,302                       95,302   Eli Lilly & Co.
         236,082                      236,082   Merck & Co., Inc.
         104,212                      104,212   Mylan Laboratories, Inc.
          56,907                       56,907   Novartis AG
          78,800         57,700       136,500   Pfizer, Inc.
          18,810                       18,810   Roche Holdings AG (A.D.R)
         180,617                      180,617   Schering-Plough Corp.

                                                Total Pharmaceuticals & Biotechnology
                                                Banks
                                                Diversified Banks
         288,277                      288,277   U.S. Bancorp
          41,456                       41,456   Wachovia Corp.
         174,435                      174,435   Wells Fargo  & Co.

                                                Regional Banks
          98,868                       98,868   First Horizon National Corp.
          59,000                       59,000   Fifth Third Bancorp
         140,351                      140,351   National City Corp.
          57,444                       57,444   SunTrust Banks, Inc.
          23,185                       23,185   Zions Bancorporation

                                                Thrifts & Mortgage Finance
         177,481                      177,481   Washington Mutual, Inc.
                                                Total Banks
                                                Diversified Financials
                                                Asset Management & Custody Banks
         114,875                      114,875   The Bank of New York Co., Inc.
          45,290                       45,290   Federated Investors, Inc.
          77,103                       77,103   State Street Corp.
         101,277                      101,277   T. Rowe Price Associates, Inc.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
                                                                         $16,634,692      $                 $16,634,692
                                                                         -----------      ----------        -----------
Managed Health Care                                           0.3%
United Healthcare Group, Inc.                                            $ 2,107,174      $                 $ 2,107,174
                                                                         -----------      ----------        -----------
Total Health Care Equipment & Services                                   $38,633,693      $                 $38,633,693
                                                                         -----------      ----------        -----------
Pharmaceuticals & Biotechnology                               5.2%
Biotechnology                                                 0.7%
Amgen, Inc. *                                                            $ 4,375,030      $                 $ 4,375,030
                                                                         -----------      ----------        -----------
Pharmaceuticals                                               4.5%
Barr Laboratorie, Inc.                                                   $ 2,521,185      $                 $ 2,521,185
Eli Lilly & Co.                                                            5,408,389                          5,408,389
Merck & Co., Inc.                                                          7,587,675                          7,587,675
Mylan Laboratories, Inc.                                                   1,842,468                          1,842,468
Novartis AG                                                                2,876,080                          2,876,080
Pfizer, Inc.                                                               2,118,932       1,551,553          3,670,485
Roche Holdings AG (A.D.R)                                                  2,184,311                          2,184,311
Schering-Plough Corp.                                                      3,771,283                          3,771,283
                                                                         -----------      ----------        -----------
                                                                         $28,310,323      $1,551,553        $29,861,876
                                                                         -----------      ----------        -----------
Total Pharmaceuticals & Biotechnology                                    $32,685,353      $1,551,553        $34,236,906
                                                                         -----------      ----------        -----------
Banks                                                         7.3%
Diversified Banks                                             3.4%
U.S. Bancorp                                                             $ 9,028,836      $                 $ 9,028,836
Wachovia Corp.                                                             2,180,586                          2,180,586
Wells Fargo  & Co.                                                        10,841,135                         10,841,135
                                                                         -----------      ----------        -----------
                                                                         $22,050,557      $                 $22,050,557
                                                                         -----------      ----------        -----------
Regional Banks                                                2.8%
First Horizon National Corp.                                             $ 4,262,199      $                 $ 4,262,199
Fifth Third Bancorp                                                        2,789,520                          2,789,520
National City Corp.                                                        5,270,180                          5,270,180
SunTrust Banks, Inc.                                                       4,243,963                          4,243,963
Zions Bancorporation                                                       1,577,276                          1,577,276
                                                                         -----------      ----------        -----------
                                                                         $18,143,138      $                 $18,143,138
                                                                         -----------      ----------        -----------
Thrifts & Mortgage Finance                                    1.1%
Washington Mutual, Inc.                                                  $ 7,503,897      $                 $ 7,503,897
                                                                         -----------      ----------        -----------
Total Banks                                                              $47,697,592      $                 $47,697,592
                                                                         -----------      ----------        -----------
Diversified Financials                                        4.8%
Asset Management & Custody Banks                              2.3%
The Bank of New York Co., Inc.                                           $ 3,839,123      $                 $ 3,839,123
Federated Investors, Inc.                                                  1,376,816                          1,376,816
State Street Corp.                                                         3,787,299                          3,787,299
T. Rowe Price Associates, Inc.                                             6,299,429                          6,299,429
                                                                         -----------      ----------        -----------
                                                                         $15,302,667      $                 $15,302,667
                                                                         -----------      ----------        -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
 -------------   -------------    ----------
                                                Consumer Finance
         138,272                      138,272   American Express Co.
         172,000                      172,000   MBNA Corp.

                                                Investment Banking & Brokerage
          60,698                       60,698   Merrill Lynch & Co., Inc.
                                                Diversified Financial Services
               1                            1   Citigroup, Inc.
                                                Total Diversified Financials
                                                Insurance
                                                Multi-Line Insurance
          78,394                       78,394   American International Group, Inc.
                                                Property & Casualty Insurance
          56,844                       56,844   Chubb Corp.
          33,919                       33,919   Safeco Corp.

                                                Total Insurance
                                                Software & Services
                                                Application Software
          44,591                       44,591   Adobe Systems, Inc.
         429,081                      429,081   Microsoft Corp.
          62,259                       62,259   Symantec Corp. *
          82,800                       82,800   Veritas Software Corp. *

                                                Data Processing & Outsourced Services
         107,497        113,000       220,497   Automatic Data Processing, Inc.
          38,501                       38,501   Computer Sciences Corp. *
          26,882                       26,882   DST Systems, Inc. *
          29,998                       29,998   Fiserv, Inc. *
         158,920                      158,920   SunGard Data Systems, Inc. *

                                                Total Software & Services
                                                Technology Hardware & Equipment
                                                Communications Equipment
          95,000                       95,000   Century Telephone Enterprises, Inc.
         221,762                      221,762   Motorola, Inc.
         326,377                      326,377   Nokia Corp. (A.D.R)

                                                Computer Hardware
          27,643                       27,643   Diebold, Inc.
         203,265                      203,265   Dell, Inc. *
          76,270                       76,270   Hewlett-Packard Co.
          81,063                       81,063   IBM Corp.
         403,137                      403,137   Sun Microsystems, Inc. *

                                                Computer Storage & Peripherals
         160,000                      160,000   EMC Corp. *
                                                Total Technology Hardware & Equipment

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
Consumer Finance                                              1.9%
American Express Co.                                                     $ 7,794,393      $                $ 7,794,393
MBNA Corp.                                                                 4,848,680                         4,848,680
                                                                         -----------      -----------      -----------
                                                                         $12,643,073      $                $12,643,073
                                                                         -----------      -----------      -----------
Investment Banking & Brokerage                                0.6%
Merrill Lynch & Co., Inc.                                                $ 3,627,919      $                $ 3,627,919
                                                                         -----------      -----------      -----------
Diversified Financial Services                                0.0%
Citigroup, Inc.                                                          $        48      $                $        48
                                                                         -----------      -----------      -----------
Total Diversified Financials                                             $31,573,707      $                $31,573,707
                                                                         -----------      -----------      -----------
Insurance                                                     1.7%
Multi-Line Insurance                                          0.8%
American International Group, Inc.                                       $ 5,148,134      $                $ 5,148,134
                                                                         -----------      -----------      -----------
Property & Casualty Insurance                                 0.9%
Chubb Corp.                                                              $ 4,371,304      $                $ 4,371,304
Safeco Corp.                                                               1,771,929                         1,771,929
                                                                         -----------      -----------      -----------
                                                                         $ 6,143,233      $                $ 6,143,233
                                                                         -----------      -----------      -----------
Total Insurance                                                          $11,291,367      $                $11,291,367
                                                                         -----------      -----------      -----------
Software & Services                                           5.7%
Application Software                                          2.8%
Adobe Systems, Inc.                                                      $ 2,797,639      $                $ 2,797,639
Microsoft Corp.                                                           11,460,754                        11,460,754
Symantec Corp. *                                                           1,603,792                         1,603,792
Veritas Software Corp. *                                                   2,363,940                         2,363,940
                                                                         -----------      -----------      -----------
                                                                         $18,226,125      $                $18,226,125
                                                                         -----------      -----------      -----------
Data Processing & Outsourced Services                         2.9%
Automatic Data Processing, Inc.                                          $ 4,767,492      $ 5,011,550      $ 9,779,042
Computer Sciences Corp. *                                                  2,170,301                         2,170,301
DST Systems, Inc. *                                                        1,401,090                         1,401,090
Fiserv, Inc. *                                                             1,205,620                         1,205,620
SunGard Data Systems, Inc. *                                               4,502,204                         4,502,204
                                                                         -----------      -----------      -----------
                                                                         $14,046,707      $ 5,011,550      $19,058,257
                                                                         -----------      -----------      -----------
Total Software & Services                                                $32,272,832      $ 5,011,550      $37,284,382
                                                                         -----------      -----------      -----------
Technology Hardware & Equipment                               5.6%
Communications Equipment                                      1.9%
Century Telephone Enterprises, Inc.                                      $ 3,369,650      $                $ 3,369,650
Motorola, Inc.                                                             3,814,306                         3,814,306
Nokia Corp. (A.D.R)                                                        5,114,328                         5,114,328
                                                                         -----------      -----------      -----------
                                                                         $12,298,284      $                $12,298,284
                                                                         -----------      -----------      -----------
Computer Hardware                                             3.3%
Diebold, Inc.                                                            $ 1,540,544      $                $ 1,540,544
Dell, Inc. *                                                               8,565,587                         8,565,587
Hewlett-Packard Co.                                                        1,599,382                         1,599,382
IBM Corp.                                                                  7,991,191                         7,991,191
Sun Microsystems, Inc. *                                                   2,168,877                         2,168,877
                                                                         -----------      -----------      -----------
                                                                         $21,865,581      $                $21,865,581
                                                                         -----------      -----------      -----------
Computer Storage & Peripherals                                0.4%
EMC Corp. *                                                              $ 2,379,200      $                $ 2,379,200
                                                                         -----------      -----------      -----------
Total Technology Hardware & Equipment                                    $36,543,065      $                $36,543,065
                                                                         -----------      -----------      -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
 -------------   -------------    ----------
                                                Semiconductors
                                                Semiconductor Equipment
         308,306                      308,306   Applied Materials, Inc. *
                                                Semiconductors
          24,815                       24,815   Freescale Semico, Inc. *
         349,426                      349,426   Intel Corp.
         294,793                      294,793   Texas Instruments, Inc.

                                                Total Semiconductors
                                                Telecommunication Services
                                                Integrated Telecommunication Services
          23,765                       23,765   Alltel Corp.
         146,005                      146,005   BellSouth Corp.
         218,671                      218,671   SBC Communications, Inc.
         164,000                      164,000   Verizon Communications, Inc.

                                                Wireless Telecommunication Services
          17,897                       17,897   Nextel Communications, Inc. *
                                                Total Telecommunication Services
                                                Utilities
                                                Electric Utilities
          32,838                       32,838   American Electric Power Co., Inc.
          36,216                       36,216   Consolidated Edison, Inc.
          90,000                       90,000   Exelon Corp.
          57,799                       57,799   Southern Co.

                                                Gas Utilities
          27,431                       27,431   KeySpan Energy Corp.
                                                Water Utilities
          18,826                       18,826   Aqua America, Inc.
                                                Total Utilities
                                                TOTAL COMMON STOCKS

                                                INVESTMENT COMPANIES
                        913,700       913,700   BNY Hamilton Money Fund
                          1,513         1,513   BNY Hamilton Treasury Money Fund
                                                TOTAL INVESTMENT COMPANIES
   Principal
                                                TEMPORARY CASH INVESTMENTS
                                                Repurchase Agreement
     $ 7,300,000                                UBS Warburg, Inc., 1.00%, dated 12/31/04, repurchase price of 7,300,000 plus accrued interest on 1/3/05 collateralized by $6,902,000 U.S. Treasury Bill, 5.625%, 5/15/08
     Shares
                                                Security Lending Collateral
       3,264,285                                Securities Lending Investment Fund, 2.18%

                                                TOTAL TEMPORARY CASH INVESTMENTS

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
Semiconductors                                                  3.2%
Semiconductor Equipment                                         0.8%
Applied Materials, Inc. *                                               $  5,272,033     $                $  5,272,033
                                                                        ------------     -----------      ------------
Semiconductors                                                  2.4%
Freescale Semico, Inc. *                                                $    455,602     $                $    455,602
Intel Corp.                                                                8,173,074                         8,173,074
Texas Instruments, Inc.                                                    7,257,804                         7,257,804
                                                                        ------------     -----------      ------------
                                                                        $ 15,886,480     $                $ 15,886,480
                                                                        ------------     -----------      ------------
Total Semiconductors                                                    $ 21,158,513     $                $ 21,158,513
                                                                        ------------     -----------      ------------
Telecommunication Services                                      2.8%
Integrated Telecommunication Services                           2.7%
Alltel Corp.                                                            $  1,396,431     $                $  1,396,431
BellSouth Corp.                                                            4,057,479                         4,057,479
SBC Communications, Inc.                                                   5,635,151                         5,635,151
Verizon Communications, Inc.                                               6,643,640                         6,643,640
                                                                        ------------     -----------      ------------
                                                                        $ 17,732,701     $                $ 17,732,701
                                                                        ------------     -----------      ------------
Wireless Telecommunication Services                             0.1%
Nextel Communications, Inc. *                                           $    536,910     $                $    536,910
                                                                        ------------     -----------      ------------
Total Telecommunication Services                                        $ 18,269,611     $                $ 18,269,611
                                                                        ------------     -----------      ------------
Utilities                                                       1.5%
Electric Utilities                                              1.3%
American Electric Power Co., Inc.                                       $  1,127,655     $                $  1,127,655
Consolidated Edison, Inc.                                                  1,584,450                         1,584,450
Exelon Corp.                                                               3,966,300                         3,966,300
Southern Co.                                                               1,937,422                         1,937,422
                                                                        ------------     -----------      ------------
                                                                        $  8,615,827     $                $  8,615,827
                                                                        ------------     -----------      ------------
Gas Utilities                                                   0.2%
KeySpan Energy Corp.                                                    $  1,082,153     $                $  1,082,153
                                                                        ------------     -----------      ------------
Water Utilities                                                 0.1%
Aqua America, Inc.                                                      $    462,931     $                $    462,931
                                                                        ------------     -----------      ------------
Total Utilities                                                         $ 10,160,911     $                $ 10,160,911
                                                                        ------------     -----------      ------------
TOTAL COMMON STOCKS                                                     $581,255,718     $67,801,302      $649,057,020
                                                                        ------------     -----------      ------------

INVESTMENT COMPANIES                                            0.1%
BNY Hamilton Money Fund                                                 $                $   913,700      $    913,700
BNY Hamilton Treasury Money Fund                                                               1,513             1,513
                                                                        ------------     -----------      ------------
TOTAL INVESTMENT COMPANIES                                              $                $   915,213      $    915,213
                                                                        ------------     -----------      ------------

TEMPORARY CASH INVESTMENTS                                      1.6%
Repurchase Agreement                                            1.1%
UBS Warburg, Inc., 1.00%, dated 12/31/04, repurchase price
of 7,300,000 plus accrued interest on 1/3/05 collateralized
by $6,902,000 U.S. Treasury Bill, 5.625%, 5/15/08                       $  7,300,000     $                $  7,300,000
                                                                        ------------     -----------      ------------

Security Lending Collateral                                     0.5%
Securities Lending Investment Fund, 2.18%                               $  3,264,286     $                $  3,264,286
                                                                        ------------     -----------      ------------

TOTAL TEMPORARY CASH INVESTMENTS                                        $ 10,564,286     $                $ 10,564,286
                                                                        ============     ============     ============

TOTAL INVESTMENTS IN SECURITIES                  100.6%      $591,820,004      $68,716,515       $660,536,519
                                                             ------------       ----------        -----------

OTHER ASSETS AND LIABILITIES                      -0.6%      $ (4,056,175)     $    (4,709)      $ (4,060,884)
                                                             -------------      ----------        -----------

TOTAL NET ASSETS                                 100.0%      $587,763,829      $68,711,806       $656,475,635
                                                             -------------     ------------       ------------
Total Investments at Cost                                    $470,288,010      $57,080,213       $527,368,223
                                                              ============     ============      =============

(A.D.R.) American Depositary Receipt

*Non-Income producing security


(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger. No securities would need to be sold in order for Pioneer Fund VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                                         AmSouth
                                                                       Pioneer Fund    Select Equity   Pro Forma        Pro Forma
                                                                       VCT Potfolio        Fund       Adjustments       Combined
                                                                       -------------   -------------  -----------     ------------
ASSETS:
      Investment in securities, at value (including securities loaned of $3,201,363 and $0, respectively)(Cost $470,288,010
        and $57,080,213, respectively)                                 $ 591,820,004   $ 68,716,515                  $ 660,536,519
      Receivables -
        Fund shares sold                                                     408,198        819,688                      1,227,886
        Dividends, interest and foreign taxes withheld                     1,035,978        131,218                      1,167,196
      Other                                                                   40,546          1,320                         41,866
                                                                       -------------   -------------                 -------------
            Total assets                                               $ 593,304,726   $ 69,668,741                  $ 662,973,467
                                                                       -------------   -------------                 -------------

LIABILITIES:
      Payables -
        Investment securities purchased                                $   1,000,388   $     928,496                     1,928,884
        Upon return for securities loaned                                  3,264,284                                 $   3,264,284
        Due to Bank                                                          848,222                                       848,222
      Due to affiliates                                                      307,212                                       307,212
      Accrued expenses                                                       120,791          28,439                       149,230
                                                                       -------------   -------------                 -------------
            Total liabilities                                          $   5,540,897   $     956,935                 $   6,497,832
                                                                       -------------   -------------                 -------------

NET ASSETS:
      Paid-in capital                                                  $ 535,852,814   $  56,499,678                 $ 592,352,492
      Undistributed net investment income                                    433,753         103,900                       537,653
      Accumulated net realized gain (loss) on investments                (70,054,732)        471,926                   (69,582,806)
      Net unrealized gain on investments                                 121,531,994      11,636,302                   133,168,296
                                                                       -------------   -------------                 -------------
            Total net assets                                           $ 587,763,829   $  68,711,806                 $ 656,475,635
                                                                       =============   =============                 =============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                                      5,562,529  (5,562,529)(a)             -
                                                                       =============   =============                 =============
      Class I                                                             22,081,959                                    22,081,959
                                                                       =============   =============                 =============
      Class II                                                             6,513,968                   3,350,161 (a)     9,864,129
                                                                       =============   =============                 =============

NET ASSET VALUE PER SHARE:                                             $               $       12.35                 $
                                                                       =============   =============                 =============
      Class I                                                          $       20.57   $                             $       20.57
                                                                       =============   =============                 =============
      Class II                                                         $       20.51   $                             $       20.51
                                                                       =============   =============                 =============

(a) Outstanding shares of AmSouth Select Equity Fund are exchanged for Class II shares of Pioneer Fund VCT Portfolio.

See accompanying notes to pro forma financial statements.

Pioneer Fund VCT Portfolio
Pro Forma Statement of Operations
For the Year Ended December 31, 2004


                                                                                      AmSouth
                                                                    Pioneer Fund    Select Equity    Pro Forma      Pro Forma
                                                                    VCT Portfolio       Fund        Adjustments     Combined
                                                                    -------------   -------------   -----------     -----------

INVESTMENT INCOME:
     Dividends  (net of foreign taxes withheld $27,542)             $   5,255,783   $   1,117,563                   $  6,373,346
     Interest                                                             158,731                                        158,731
     Income on securities loaned, net                                       9,868                                          9,868
                                                                    -------------   -------------                   ------------
                Total investment income                             $   5,424,382   $   1,117,563                   $  6,541,945
                                                                    -------------   -------------                   ------------

EXPENSES:
     Management fees                                                $   1,790,664   $     487,087   $   (87,218)(c) $  2,190,533
     Transfer agent fees and expenses                                       2,736          10,000        (9,342)(c)        3,394
     Distribution fees (Class II)                                         273,949                       153,796 (c)      427,745
     Administrative reimbursements                                         24,868         150,572      (136,423)(c)       39,017
     Custodian fees                                                        47,602           3,652         2,500 (c)       53,754
     Shareholder servicing fees                                                           152,215      (152,215)(c)            -
     Professional fees                                                     59,072          42,048       (42,048)(a)       59,072
     Printing expense                                                      30,024               -                         30,024
     Other fees                                                                            23,781                         23,781
                                                                    -------------   -------------   -----------     ------------
            Total expenses                                          $   2,228,915   $     869,355   $  (270,950)       2,827,320
            Less fees waived and expenses assumed by advisor                             (110,462)      110,462 (b)            -
            Less fees paid indirectly                                                      (4,581)                        (4,581)
                                                                    -------------   -------------   -----------     ------------
            Net expenses                                            $   2,224,334   $     758,893   $  (160,488)    $  2,822,739
                                                                    -------------   -------------   -----------     ------------
                Net investment income                               $   3,200,048   $     358,670   $   160,488     $  3,719,206
                                                                    -------------   -------------   -----------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                               $   1,095,419   $     597,182                   $  1,692,601
     Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                    (11,040)                                       (11,040)
                                                                    -------------   -------------                   ------------
                                                                    $   1,084,379   $     597,182                   $  1,681,561
                                                                    -------------   -------------                   ------------
     Change in net unrealized gain on investments                   $  30,978,376   $   4,787,214                   $ 35,765,590
                                                                    -------------   -------------                   ------------
         Net gain (loss) on investments and foreign currency        $  32,062,755   $   5,384,396                   $ 37,447,151
           transactions                                             -------------   -------------   -----------     ------------
         Net increase in net assets resulting from operations       $  35,262,803   $   5,743,066   $   160,488     $ 41,166,357
                                                                    =============   =============   ===========     ============

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense limitation conformed to Pioneer Fund VCT Portoflio's management contract.
(c) Reflects change in fee structure to conform to Pioneer Fund VCT Portfolio's management, transfer agent, custody and distribution plan agreements.

See accompanying notes to pro forma financial statements.

Pioneer Fund VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.       Description of the Fund

The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
         Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
         Pioneer International Value VCT Portfolio (International Value
         Portfolio)
         Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio) Pioneer Small Company VCT Portfolio (Small Company Portfolio)
         Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
         Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
         Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
         Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
         Pioneer Balanced VCT Portfolio (Balanced Portfolio)
         Pioneer High Yield VCT Portfolio (High Yield Portfolio)
         Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
         Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
         Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim Portfolio) (Class II shares only)
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
         Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
         Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio) (Class II shares only)
         Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objectives of the Portfolio are reasonable income and growth of capital.

2.       Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Variable Insurance Funds - AmSouth Select Equity Fund by the Portfolio, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Portfolio and the Variable Insurance Funds - AmSouth Select Equity Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Variable Insurance Funds - AmSouth Select Equity Fund in exchange for shares of the Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Portfolio and the Variable Insurance Funds - AmSouth Select Equity Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. Following the acquisition, the Portfolio will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Portfolio and the Variable Insurance Funds - AmSouth Select Equity Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.       Security Valuation

Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

4.       Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Portfolio that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Variable Insurance Funds - AmSouth Select Equity Fund, as of December 31, 2004, divided by the net asset value per share of the Portfolio's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:


                                 Shares of            Additional Shares       Total Outstanding Shares
                                 The Fund              Assumed Issued             Post-Combination
      Class of Shares         Pre-Combination         In Reorganization
-------------------------------------------------------------------------------------------------------
Class I                          22,081,959                                          22,081,959
-------------------------------------------------------------------------------------------------------
Class II                          6,513,968               3,350,161                  9,864,129
-------------------------------------------------------------------------------------------------------

5.       Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER OAK RIDGE LARGE CAP VCT PORTFOLIO
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)

    Pioneer   AmSouth                                                   % of           Pioneer       AmSouth
   Oak Ridge  Capital                                                  Pro Forma     Oak Ridge     Cap Growth     Pro Forma
  Large Cap    Growth  Pro Forma                                       Combined      Large Cap        Fund        Combined
   VCT Fund     Fund   Combined                                       Net Assets      VCT Fund
                                                                      ----------
                                                                                        Market        Market        Market
     Shares    Shares   Shares                                                           Value        Value         Value
     ------    ------   ------                                                           -----        ------        -----
                                COMMON STOCKS                             96.0%
                                Energy                                     2.8%
                                Oil & Gas Drilling                         1.5%
      1,640              1,640  BJ Services Co.                                  $      76,326  $              $        76,326
                3,000    3,000  Schlumberger Ltd.                                                     200,850          200,850
                                                                                  -------------  -------------  ---------------
                                                                                                                       277,176
                                                                                  -------------  -------------  ---------------
                                Oil & Gas Exploration & Production         1.4%
      2,145              2,145  Apache Corp.                                     $     108,473  $              $       108,473
      4,139              4,139  XTO Energy, Inc.                                       146,438                         146,438
                                                                                  -------------  -------------  ---------------
                                                                                 $     254,911  $              $       254,911
                                                                                  -------------  -------------  ---------------
                                Total Energy                                     $     331,237  $     200,850  $       532,087
                                                                                  -------------  -------------  ---------------
                                Capital Goods                             10.0%
                                Aerospace & Defense                        1.1%
                1,000    1,000  General Dynamics Corp.                           $              $     104,600  $       104,600
      1,270              1,270  L-3 Communications Holdings, Inc.                $      93,015  $              $        93,015
                                                                                  -------------  -------------  ---------------
                                                                                 $      93,015  $     104,600  $       197,615
                                                                                  -------------  -------------  ---------------
                                Electrical Component & Equipment           4.1%
                3,400    3,400  American Power Conversion Corp.                                        72,760           72,760
                3,300    3,300  Flextronics International, Ltd.*                                       45,606           45,606
      3,515    14,000   17,515  General Electric Co.                             $     128,298  $     511,000  $       639,298
                                                                                  -------------  -------------  ---------------
                                                                                 $     128,298  $     629,366  $       757,664
                                                                                  -------------  -------------  ---------------
                                Industrial Conglomerates                   4.4%
      2,395              2,395  Danaher Corp.                                    $     137,496  $              $       137,496
                2,200    2,200  Illinois Tool Works, Inc.                                             203,896          203,896
      3,080     3,200    6,280  Tyco International, Ltd.                               110,079        114,368          224,447
                2,500    2,500  United Technologies Corp.                                             258,375          258,375
                                                                                  -------------  -------------  ---------------
                                                                                 $     247,575  $     576,639  $       824,214
                                                                                  -------------  -------------  ---------------
                                Industrial Machinery                       0.5%
      1,124              1,124  Ingersoll-Rand Co.                               $      90,256  $              $        90,256
                                                                                  -------------  -------------  ---------------
                                Total Capital Goods                              $     559,144  $   1,310,605  $     1,869,749
                                                                                  -------------  -------------  ---------------
                                Commercial Services & Supplies             2.4%
                                Diversified Commercial Services            2.4%
                2,200    2,200  Apollo Group, Inc., Class A*                     $              $     177,562  $       177,562
                2,100    2,100  Cintas Corp.                                                           92,106           92,106
                2,200    2,200  3M Co.                                                                180,554          180,554
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     450,222  $       450,222
                                                                                  -------------  -------------  ---------------

                                                                                  -------------  -------------  ---------------
                                Total Commercial Services & Supplies             $              $     450,222  $       450,222
                                                                                  -------------  -------------  ---------------
                                Automobiles & Components                   0.5%
                                Motorcycle Manufacturers                   0.5%
                1,500    1,500  Harley-Davidson, Inc.                            $              $      91,125  $        91,125
                                                                                  -------------  -------------  ---------------
                                Total Automobiles & Components                   $              $      91,125  $        91,125
                                                                                  -------------  -------------  ---------------
                                Consumer Durables & Apparel                1.0%
                                Comsumer Services                          1.0%
                3,000    3,000  Starbucks Corp.*                                 $              $     187,080  $       187,080
                                                                                  -------------  -------------  ---------------
                                Total Consumer Durables & Apparel                $              $     187,080  $       187,080
                                                                                  -------------  -------------  ---------------
                                Transportation                             2.3%
                                Air Freight & Couriers                     0.7%
      1,340              1,340  FedEx Corp.                                      $     131,977  $              $       131,977
                                                                                  -------------  -------------  ---------------
                                Trucking                                   1.6%
                3,500    3,500  United Parcel Service, Inc., Class B             $              $     299,110  $       299,110
                                                                                  -------------  -------------  ---------------
                                Total Transportation                             $     131,977  $     299,110  $       431,087
                                                                                  -------------  -------------  ---------------
                                Hotels, Restaurants & Leisure              0.4%
                                Casinos & Gaming                           0.4%
      2,085              2,085  International Game Technology                    $      71,682  $              $        71,682
                                                                                  -------------  -------------  ---------------
                                Total Hotels, Restaurants & Leisure              $      71,682  $              $        71,682
                                                                                  -------------  -------------  ---------------
                                Media                                      1.2%
                                Broadcasting & Cable Television            0.4%
      2,710              2,710  Univision Communications, Inc. *                 $      79,322  $              $        79,322
                                                                                  -------------  -------------  ---------------
                                Movies & Entertainment                     0.8%
                5,100    5,100  The Walt Disney Co.                              $              $     141,780  $       141,780
                                                                                  -------------  -------------  ---------------
                                Total Media                                      $      79,322  $     141,780  $       221,102
                                                                                  -------------  -------------  ---------------
                                Retailing                                 12.5%
                                Apparel Retail                             2.0%
                4,900    4,900  Chico's FAS, Inc.*                               $              $     223,097  $       223,097
                1,750    1,750  Nike, Inc., Class B                                                   158,708          158,708
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     381,805  $       381,805
                                                                                  -------------  -------------  ---------------
                                Computer & Electronics Retail              1.5%
      1,415     3,300    4,715  Best Buy Co., Inc.                               $      84,079  $     196,086  $       280,165
                                                                                  -------------  -------------  ---------------
                                General Merchandise Stores                 1.8%
      1,635     4,900    6,535  Target Corp.                                     $      84,906  $     254,457  $       339,363
                                                                                  -------------  -------------  ---------------
                                Homefurnishing Retail                      0.5%
                2,300    2,300  Bed Bath & Beyond, Inc.*                         $              $      91,609  $        91,609
                                                                                  -------------  -------------  ---------------
                                Home Improvement Retail                    3.0%
                5,800    5,800  Home Depot, Inc.                                 $              $     247,892  $       247,892
      1,565     4,000    5,565  Lowe's Companies, Inc.                                  90,128        230,360          320,488
                                                                                  -------------  -------------  ---------------
                                                                                 $      90,128  $     478,252  $       568,380
                                                                                  -------------  -------------  ---------------
                                Internet Retail                            1.5%
      1,350     1,100    2,450  eBAY, Inc. *                                     $     156,978  $     127,908  $       284,886
                                                                                  -------------  -------------  ---------------
                                Specialty Stores                           2.1%
      3,825     3,900    7,725  Staples, Inc.                                    $     128,941  $     131,469  $       260,410
                3,500    3,500  Williams-Sonoma, Inc.*                                                122,640          122,640
                                                                                  -------------  -------------  ---------------
                                                                                 $     128,941  $     254,109  $       383,050
                                                                                  -------------  -------------  ---------------
                                Total Retailing                                  $     545,032  $   1,784,226  $     2,329,258
                                                                                  -------------  -------------  ---------------
                                Food & Drug Retailing                      6.0%
                                Food Distributors                          1.4%
                6,700    6,700  SYSCO Corp.                                      $              $     255,739  $       255,739
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     255,739  $       255,739
                                                                                  -------------  -------------  ---------------
                                Hypermarkets & Supercenters                4.6%
                1,900    1,900  Kohl's Corp.*                                    $              $      93,423  $        93,423
                5,400    5,400  Walgreen Co.                                                          207,198          207,198
      1,850     8,700   10,550  Wal-Mart Stores, Inc.                            $      97,717  $     459,534  $       557,251
                                                                                  -------------  -------------  ---------------
                                                                                        97,717        760,155          857,872
                                                                                  -------------  -------------  ---------------
                                Total Food & Drug Retailing                      $      97,717  $   1,015,894  $     1,113,611
                                                                                  -------------  -------------  ---------------
                                Food, Beverage & Tobacco                   2.1%
                                Soft Drinks                                2.1%
                7,400    7,400  PepsiCo, Inc.                                    $              $     386,280  $       386,280
                                                                                  -------------  -------------  ---------------
                                Total Food, Beverage & Tobacco                   $              $     386,280  $       386,280
                                                                                  -------------  -------------  ---------------
                                Household & Personal Products              2.1%
                                Household Products                         2.1%
      1,950     5,100    7,050  Procter & Gamble Co.                             $     107,406  $     280,908  $       388,314
                                                                                  -------------  -------------  ---------------
                                Total Household & Personal Products              $     107,406  $     280,908  $       388,314
                                                                                  -------------  -------------  ---------------
                                Health Care Equipment & Services          11.4%
                                Health Care Distributors                   5.0%
                3,800    3,800  Abbott Laboratories                              $              $     177,270  $       177,270
                8,100    8,100  Johnson & Johnson                                                     513,702          513,702
      2,450              2,450  Teva Pharmaceutical Industries, Ltd.                    73,157                          73,157
                3,800    3,800  Wyeth                                                                 161,842          161,842
                                                                                  -------------  -------------  ---------------
                                                                                 $      73,157  $     852,814  $       925,971
                                                                                  -------------  -------------  ---------------
                                Health Care Equipment                      3.8%
                1,000    1,000  Guidant Corp.                                    $              $      72,100  $        72,100
                5,200    5,200  Medtronic, Inc.                                                       258,284          258,284
                5,700    5,700  Stryker Corp.                                                         275,025          275,025
      1,205              1,205  Zimmer Holdings, Inc. *                          $      96,545  $              $        96,545
                                                                                  -------------  -------------  ---------------
                                                                                 $      96,545  $     605,409  $       701,954
                                                                                  -------------  -------------  ---------------
                                Managed Health Care                        1.1%
                2,400    2,400  UnitedHealth Group, Inc.                         $              $     211,272  $       211,272
                                                                                  -------------  -------------  ---------------
                                Health Care Services                       1.0%
      2,660              2,660  Caremark Rx, Inc. *                              $     104,884  $              $       104,884
        935                935  Quest Diagnostics, Inc.                                 89,339                          89,339
                                                                                  -------------  -------------  ---------------
                                                                                 $     194,223  $              $       194,223
                                                                                  -------------  -------------  ---------------
                                Health Care Supplies                       0.5%
      1,225              1,225  Alcon, Inc.                                      $      98,735  $              $        98,735
                                                                                  -------------  -------------  ---------------
                                Total Health Care Equipment & Services           $     462,660  $   1,669,495  $     2,132,155
                                                                                  -------------  -------------  ---------------
                                Pharmaceuticals & Biotechnology            6.2%
                                Biotechnology                              3.3%
      1,395     4,400    5,795  Amgen, Inc. *                                    $      89,489  $     282,260  $       371,749
      2,255     2,400    4,655  Genentech, Inc. *                                      122,762        130,656          253,418
                                                                                  -------------  -------------  ---------------
                                                                                 $     212,251  $     412,916  $       625,167
                                Pharmaceuticals                            2.9%
                3,500    3,500  Barr Laboratories, Inc. *                        $              $     159,390  $       159,390
                2,900    2,900  Eli Lilly & Co.                                                       164,575          164,575
                8,000    8,000  Pfizer, Inc.                                                          215,120          215,120
                                                                                 $              $     539,085  $       539,085
                                                                                  -------------  -------------  ---------------
                                Total Pharmaceuticals & Biotechnology            $     212,251  $     952,001  $     1,164,252
                                                                                  -------------  -------------  ---------------
                                Banks                                      1.3%
                                Diversified Banks                          1.3%
      4,720              4,720  Popular, Inc.                                    $     136,078  $              $       136,078
      3,495              3,495  U.S. Bancorp                                           109,463                         109,463
                                                                                  -------------  -------------  ---------------
                                                                                 $     245,541  $              $       245,541
                                                                                  -------------  -------------  ---------------
                                Total Banks                                      $     245,541  $              $       245,541
                                                                                  -------------  -------------  ---------------
                                Diversified Financials                     7.2%
                                Asset Management & Custody Banks           0.4%
                1,300    1,300  T. Rowe Price Associates, Inc.                   $              $      80,860  $        80,860
                                                                                  -------------  -------------  ---------------
                                Investment Banking & Brokerage             0.8%
                1,500    1,500  Goldman Sachs Group, Inc.                        $              $     156,060  $       156,060
                                                                                  -------------  -------------  ---------------
                                Consumer Finance                           3.1%
      1,585     6,500    8,085  American Express Co.                             $      89,346  $     366,405  $       455,751
      2,205              2,205  SLM Corp.                                              117,725                         117,725
                                                                                  -------------  -------------  ---------------
                                                                                 $     207,071  $     366,405  $       573,476
                                                                                  -------------  -------------  ---------------
                                Specialized Finance                        0.7%
                3,900    3,900  Paychex, Inc.                                    $              $     132,912  $       132,912
                                                                                  -------------  -------------  ---------------
                                Other Diversified Finance Services         2.1%
      1,421     6,900    8,321  Citigroup, Inc.                                  $      68,464  $     332,442  $       400,906
                                                                                  -------------  -------------  ---------------
                                Total Diversified Financials                     $     275,535  $   1,068,679  $     1,344,214
                                                                                  -------------  -------------  ---------------
                                Insurance                                  1.2%
                                Life & Health Insurance                    0.4%
      2,045              2,045  Aflac, Inc.                                      $      81,473  $              $        81,473
                                                                                  -------------  -------------  ---------------
                                Multi line Insurance                       0.7%
                2,100    2,100  American International Group, Inc.                                    137,907          137,907
                                                                                  -------------  -------------  ---------------
                                Total Insurance                                  $      81,473  $     137,907  $       219,380
                                                                                  -------------  -------------  ---------------
                                Software & Services                        9.1%
                                Application Software                       4.8%
                1,100    1,100  Mercury Interactive Corp.*                       $              $      50,105  $        50,105
      4,280    18,900   23,180  Microsoft Corp.                                        114,319        504,818          619,137
               16,700   16,700  Oracle Corp.*                                                         229,124          229,124
                                                                                  -------------  -------------  ---------------
                                                                                 $     114,319  $     784,047  $       898,366
                                                                                  -------------  -------------  ---------------
                                Data Processing & Outsourced Services      2.6%
                2,000    2,000  Automatic Data Processing, Inc.                  $              $      88,700  $        88,700
      1,835              1,835  Affiliated Computer Services Inc,  *                   110,449
      2,045     4,700    6,745  First Data Corp.                                        86,994        199,938          286,932
                                                                                  -------------  -------------  ---------------
                                                                                 $     197,443  $     288,638  $       486,081
                                                                                  -------------  -------------  ---------------
                                Home Entertainment Software                0.4%
                1,300    1,300  Electronic Arts, Inc. *                          $              $      80,184  $        80,184
                                                                                  -------------  -------------  ---------------
                                Internet Software & Services               1.2%
                3,800    3,800  Symantec Corp.*                                  $              $      97,888  $        97,888
                3,400    3,400  Yahoo!, Inc.*                                                         128,112          128,112
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     226,000  $       226,000
                                                                                  -------------  -------------  ---------------
                                Total Software & Services                        $     311,762  $   1,378,869  $     1,690,631
                                                                                  -------------  -------------  ---------------
                                Technology Hardware & Equipment           10.5%
                                Communications Equipment                   3.2%
               23,700   23,700  Cisco Systems, Inc.*                             $              $     457,410  $       457,410
      3,245              3,245  Qualcomm, Inc.                                   $     137,588  $              $       137,588
                                                                                  -------------  -------------  ---------------
                                                                                       137,588        457,410          594,998
                                                                                  -------------  -------------  ---------------
                                Computer Hardware                          5.7%
      3,095     9,000   12,095  Dell, Inc. *                                     $     130,423  $     379,260  $       509,683
        775     4,800    5,575  IBM Corp.                                               76,400        473,184          549,584
                                                                                  -------------  -------------  ---------------
                                                                                 $     206,823  $     852,444  $     1,059,267
                                                                                  -------------  -------------  ---------------
                                Computer Storage & Peripherals             1.0%
                8,000    8,000  EMC Corp. *                                      $              $     118,960  $       118,960
                2,200    2,200  Network Appliance, Inc.*                                               73,084           73,084
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     192,044  $       192,044
                                                                                  -------------  -------------  ---------------
                                Technology Distributors                    0.6%
      1,755              1,755  Fisher Scientific International, Inc. *          $     109,477  $              $       109,477
                                                                                  -------------  -------------  ---------------
                                Total Technology Hardware & Equipment            $     453,888  $   1,501,898  $     1,955,786
                                                                                  -------------  -------------  ---------------
                                Semiconductors                             5.9%
                                Semiconductor Equipment                    1.0%
               11,200   11,200  Applied Materials, Inc. *                        $              $     191,520  $       191,520
                                                                                  -------------  -------------  ---------------
                                Semiconductors                             4.9%
               17,000   17,000  Intel Corp.                                      $              $     397,630  $       397,630
      2,967              2,967  Marvell Technology Group, Ltd. *                       105,239                         105,239
                3,700    3,700  Linear Technology Corp.                                               143,412          143,412
      3,275     7,400   10,675  Texas Instruments, Inc.                                 80,631        182,188          262,819
                                                                                  -------------  -------------  ---------------
                                                                                 $     185,870  $     723,230  $       909,100
                                                                                  -------------  -------------  ---------------
                                Total Semiconductors                             $     185,870  $     914,750  $     1,100,620
                                                                                  -------------  -------------  ---------------
                                Telecommunication Services                 0.0%

                                Total Telecommunication Services                                                             -
                                                                                  -------------  -------------  ---------------
                                TOTAL COMMON STOCKS                              $   4,152,497  $  13,771,679  $    17,924,176
                                                                                  -------------  -------------  ---------------

                                MUTUAL FUNDS                               3.1%
              569,630  569,630  AIM Liquid Assets Money Market Fund                                   569,630          569,630
               16,853   16,853  AIM Prime Money Market Fund                                            16,853           16,853
                                                                                  -------------  -------------  ---------------
                                 Total Mutual Funds                                                    586,483         586,483
                                                                                  -------------  -------------  ---------------

                                 TOTAL INVESTMENTS IN SECURITIES           99.1%
                                                                                 $   4,152,497  $  14,358,162  $    18,510,659
                                                                                  -------------  -------------  ---------------
                                                                                                                             -
                                 OTHER ASSETS AND LIABILITIES               0.9% $     244,178  $     (83,021) $       161,157
                                                                                  -------------  -------------  ---------------
                                                                                                                             -
                                 TOTAL NET ASSETS                         100.0% $   4,396,675  $  14,275,141  $    18,671,816
                                                                                  -------------  -------------  ---------------
                                 Total Investment Cost                                3,805,081     12,794,094      16,599,175
                                                                                  -------------  -------------  ---------------

(A.D.R.) American Depositary Receipt

     *    Non-income producing security

     (a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Oak Ridge Large Cap Growth VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                     Pioneer
                                                                    Oak Ridge             AmSouth
                                                                    Large Cap             Capital
                                                                    Growth VCT             Growth        Pro Forma     Pro Forma
                                                                     Portfolio              Fund        Adjustments     Combined
                                                                    ----------        -------------    ------------   ------------
ASSETS:
     Investment in securities, at value (Cost $3,805,081
            and $12,794,094  respectively)                        $    4,152,497     $  14,358,162    $               $ 18,510,659
     Cash                                                                431,488                 -                        431,488
     Receivables -                                                                                                              -
         Fund shares sold                                                 78,147                 -                         78,147
         Dividends, interest and foreign taxes withheld                    3,766            11,560                         15,326
         Due from Pioneer Investment Management, Inc.                      5,936                 -                          5,936
     Other                                                                   486               328                            814
                                                                    -------------      ------------                    -----------
            Total assets                                          $    4,672,320     $  14,370,050    $              $ 19,042,370
                                                                    -------------      ------------                    -----------

LIABILITIES:
     Payables -
         Investment securities purchased                          $      235,345     $      78,944    $              $    314,289
         Fund shares repurchased                                             971                 -                            971
     Due to affiliates                                                     2,529                 -                          2,529
     Accrued expenses                                                     36,800            15,965                         52,765
                                                                    -------------      ------------                    -----------
            Total liabilities                                     $      275,645     $      94,909    $              $    370,554
                                                                    -------------      ------------                    -----------


NET ASSETS:
     Paid-in capital                                              $    4,087,874     $  13,332,683    $              $ 17,420,557
     Undistributed net investment income                                  10,654               438                         11,092
     Accumulated undistributed net realized loss on investments          (49,269)         (622,048)                      (671,317)
     Net unrealized gain on investments                                  347,416         1,564,068                      1,911,484
                                                                    -------------      ------------                    -----------
            Total net assets                                      $    4,396,675     $  14,275,141    $              $ 18,671,816
                                                                   =============     ==============                    ============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
                                                                               -         1,634,996    (1,634,996)(a)            -
                                                                   =============     ==============                    ============
     Class II                                                            396,294                 -     1,287,208 (a)    1,683,502
                                                                   =============     ==============                    ============

NET ASSET VALUE PER SHARE:
                                                                  $            -     $        8.73                   $          -
                                                                   =============     ==============                    ============
     Class II                                                     $        11.09     $           -                   $      11.09
                                                                   =============     ==============                    ============

(a) Shares of AmSouth Capital Growth Fund are exchanged for Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio.


           See accompanying notes to pro forma financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(unaudited)

                                                                          Pioneer Oak      AmSouth
                                                                          Ridge Large      Capital
                                                                          Cap Growth       Growth        Pro Forma    Pro Forma
                                                                         VCT Portfolio*     Fund       Adjustments    Combined
                                                                        ---------------  ----------  --------------   ----------
INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $82, 0, respectively)   $    27,040   $   182,906                   $   209,946
     Interest                                                                  2,087           124                         2,211
                                                                           ----------    ----------                    ----------
                 Total investment income                                 $    29,127   $   183,030                   $   212,157
                                                                           ----------    ----------                    ----------

EXPENSES:
     Management fees                                                     $    12,533   $    89,585    $  7,145 (c)   $   109,263
     Transfer agent fees                                                       1,593        10,000      (6,131)(c)         5,462
     Distribution fees                                                         4,179        31,994         249 (c)        36,422
     Administrative reimbursements                                            17,526        35,681     (32,715)(c)        20,492
     Custodian fees                                                           22,771           768      14,709 (c)        38,248
     Professional fees                                                        32,711        21,372     (21,372)(a)        32,711
     Printing expense                                                         12,178             -                        12,178
     Fees and expenses of nonaffiliated trustees                                 125             -           -               125
     Miscellaneous                                                               301         5,729                         6,030
                                                                           ----------    ----------    --------        ----------
             Total expenses                                              $   103,916   $   195,129    $(38,115)      $   260,930
             Less management fees waived and expenses
                 reimbursed by Advisor                                       (88,040)      (84,868)     26,830 (b)      (146,078)
                                                                           ----------    ----------    --------        ----------
             Net expenses                                                $    15,877   $   110,261    $(11,285)      $   114,853
                                                                           ----------    ----------    --------        ----------
                 Net investment income                                   $    13,251   $    72,769    $ 11,285       $    97,305
                                                                           ----------    ----------    --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                    $   (49,269)  $   (20,152)                  $   (69,421)
     Change in net unrealized gain on investments                            347,416       553,927                       901,343
                                                                           ----------    ----------                    ----------
         Net gain on investments                                         $   298,147   $   533,775                   $   831,922
                                                                           ----------    ----------    --------        ----------
         Net increase in net assets resulting from operations            $   311,398   $   606,544    $ 11,285       $   929,227
                                                                           ==========    ==========    ========        ==========

* Pioneer Value VCT Portfolio's fiscal year-to-date income and expense information has been annualized to represent a full year of income and expense.

(a)  Reflects change in expenses due to elimination of duplicate services.

(b) Expense limitation conformed to Pioneer Oak Ridge Large Cap Growth VCT Portfolio's management contract.

(c) Reflects change in fee structure to conform to Pioneer Oak Ridge Large Cap Growth VCT Portfolio's management, transfer agent, custody and distribution plan agreements.


See accompanying notes to pro forma financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.   Description of the Fund

The Pioneer Oak Ridge Large Cap VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
       Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
       Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
       Pioneer Small Company VCT Portfolio (Small Company Portfolio)
       Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
       Pioneer Growth Shares VCT Portfolio(Growth Shares Portfolio)
       Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Oak Ridge Large Cap Growth Portfolio)
       Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
       Pioneer Balanced VCT Portfolio (Balanced Portfolio)
       Pioneer High Yield VCT Portfolio (High Yield Portfolio)
       Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
       Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
       Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific
       Rim Portfolio) (Class II shares only)
       Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
       Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
       Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
       Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio) (Class II shares only)
       Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Oak Ridge Large Cap Growth VCT Portfolio commenced operations on March 15, 2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Oak Ridge Large Cap Growth Portfolio is capital appreciation.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Variable Insurance Funds - AmSouth Capital Growth Fund (Capital Growth
Fund), as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") among these three Funds, the combination of Oak Ridge Large Cap Growth Portfolio and the Variable Insurance Funds - AmSouth Capital Growth Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Variable Insurance Funds - AmSouth Capital Growth Fund in exchange for shares of Oak Ridge Large Cap Growth Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of Oak Ridge Large Cap Growth Portfolio and the Variable Insurance Funds - AmSouth Capital Growth Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. The Oak Ridge Large Cap Growth Portfolio's investment income and expenses have been annualized based upon the fiscal year-to-date income reported on the annual shareholder reports dated December 31, 2004 to reflect a full year of data. Following the acquisition, Oak Ridge Large Cap Growth Portfolio will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Oak Ridge Large Cap Growth Portfolio and the Variable Insurance Funds - AmSouth Capital Growth Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.   Security Valuation

Security transactions are recorded as of trade date. Net asset values of the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Oak Ridge Large Cap Growth Portfolio that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Variable Insurance Funds - AmSouth Capital Growth Fund as of December 31, 2004, divided by the net asset value per share of Oak Ridge Large Cap Growth Portfolio's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:

------------------------------------------------------------------------------------------------------------
                           Shares of
                  Oak Ridge Large Cap Growth           Additional Shares
                           Portfolio                    Assumed Issued            Total Outstanding Shares
Class of Shares         Pre-Combination                In Reorganization              Post-Combination
------------------------------------------------------------------------------------------------------------
Class II                     396,294                        1,287,208                      1,683,502
------------------------------------------------------------------------------------------------------------

5.   Federal Income Taxes

     Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will be the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)

                                                                                       Pioneer      AmSouth
   Pioneer     AmSouth                                                     % of          Value        Value      Pro Forma
    Value       Value    Pro Forma                                       Pro Forma    VCT Portfolio   Fund       Combined
VCT Portfolio   Fund     Combined                                        Combined       Market        Market      Market
    Shares     Shares     Shares                                        Net Assets      Value         Value        Value
    ------    ------      ------                                        ----------      -----         -----        -----

                                    COMMON STOCKS                        97.25%
                                    Energy                                8.18%
                                    Integrated Oil & Gas                  5.27%
        2,088               2,088   BP Amoco Plc. (ADR)                              $   121,939 $             $      121,939
        2,768  15,000      17,768   ConocoPhillips                                       240,345     1,302,450      1,542,795
        3,324  22,400      25,724   ChevronTexaco Corp.                                  174,543     1,176,224      1,350,767
        2,821               2,821   Occidental Petroleum Corp.                           164,634                      164,634
               12,000      12,000   Exxon Mobil Corp.                                                  615,120        615,120
                                                                                     ----------- ------------- --------------
                                                                                     $   701,461 $   3,093,794 $    3,795,255
                                                                                     ----------- ------------- --------------
                                    Oil & Gas Drilling                    2.18%
        2,010               2,010   ENSCO International, Inc.                        $    63,797 $             $       63,797
               23,000      23,000   Halliburton Co.                                                    902,520        902,520
        1,002               1,002   Nabors Industries, Inc.*                              51,393                       51,393
               10,000      10,000   Noble Corp. *                                                      497,400        497,400
        1,385               1,385   Transocean Offshore, Inc.*                            58,710                       58,710
                                                                                      ----------- ------------- --------------
                                                                                    $   173,900 $   1,399,920 $    1,573,820
                                                                                      ----------- ------------- --------------
                                   Oil & Gas Exploration &
                                       Production                        0.46%
        1,250               1,250   Apache Corp.                                     $    63,213 $             $       63,213
        1,047               1,047   Anadarko Petroleum Corp.                              67,856                       67,856
        4,522   4,000       8,522   Devon Energy Corp.                                   175,996       155,680        331,676
        1,921               1,921   Suncor Energy, Inc.                                   68,003                       68,003
                                                                                      ----------- ------------- --------------
                                                                                    $   375,068 $     155,680 $      530,748
                                                                                      ----------- ------------- --------------
                                   Total Energy                                     $ 1,250,429 $   4,649,394 $    5,899,823
                                                                                      ----------- ------------- --------------

                                    Materials                             6.92%
                                    Aluminum                              1.92%
               44,000      44,000   Alcoa, Inc.                                      $           $   1,382,480 $    1,382,480
                                                                                      ----------- ------------- --------------

                                    Commodity Chemicals
        2,764               2,764   Praxair, Inc.                                    $   122,031 $             $      122,031
                                                                                      ----------- ------------- --------------

                                    Diversified Chemical                  2.44%
               14,000      14,000   Dow Chemical Co.                                 $           $     693,140 $      693,140
               16,600      16,600   Eastman Chemical Co.                                               958,318        958,318
        1,550               1,550   PPG Industries, Inc.                                 105,648                      105,648
                                                                                      ----------- ------------- --------------
                                                                                    $   105,648 $   1,651,458 $    1,757,106
                                                                                      ----------- ------------- --------------
                                   Diversified Metals & Mining           0.08%
        1,847               1,847   Freeport-McMoRan Copper &
                                      Gold, Inc.                                          70,611                       70,611
          600                 600   Phelps Dodge Corp.                               $    59,352 $             $       59,352
                                                                                      ----------- ------------- --------------
                                                                                        129,963                      129,963
                                                                                      ----------- ------------- --------------
                                   Metal & Glass Containers              0.12%
        1,950               1,950   Ball Corp.                                            85,761                       85,761
                                                                                      ----------- ------------- --------------
                                   Paper Products                        2.10%
                7,800       7,800   International Paper Co.                          $           $     327,600 $      327,600
                9,000       9,000   Meadwestvaco Corp.                                                 305,010        305,010
        2,110  11,000      13,110   Weyerhaeuser Co.                                     141,834       739,420        881,254
                                                                                      ----------- ------------- --------------
                                                                                    $   141,834 $   1,372,030 $    1,513,864
                                                                                      ----------- ------------- --------------
                                   Total Materials                                  $   585,237 $   4,405,968 $    4,991,205
                                                                                      ----------- ------------- --------------

                                    Capital Goods                         9.12%
                                    Aerospace & Defense                   2.52%
               15,223      15,223   Honeywell International, Inc.                    $           $     539,046 $      539,046
               21,000      21,000   Lockheed Martin Corp.                                            1,166,550      1,166,550
        2,070               2,070   Northrop Grumman Corp.                               112,525                      112,525
                                                                                      ----------- ------------- --------------
                                                                                    $   112,525 $   1,705,596 $    1,818,121
                                                                                      ----------- ------------- --------------
                                   Electrical Component &
                                      Equipment                           0.28%
        5,480               5,480   General Electric Co.                             $   200,020 $             $      200,020
                                                                                      ----------- ------------- --------------

                                    Industrial Conglomerates              3.13%
          662                 662   Donaldson Co., Inc.                              $    21,568 $             $       21,568
        5,853  35,000      40,853   Tyco International, Ltd.                             209,186     1,250,901      1,460,087
        1,420   6,100       7,520   United Technologies Corp.                            146,757       630,435        777,192
                                                                                      ----------- ------------- --------------
                                                                                    $   377,511 $   1,881,336 $    2,258,847
                                                                                      ----------- ------------- --------------
                                   Industrial Machinery                  3.19%
               12,200      12,200   Caterpillar, Inc.                                $           $   1,189,622 $    1,189,622
        1,940               1,940   Deere & Co.                                          144,336                      144,336
               12,000      12,000   Ingersoll-Rand Co.                                                 963,600        963,600
                                                                                      ----------- ------------- --------------
                                                                                    $   144,336 $   2,153,222 $    2,297,558
                                                                                      ----------- ------------- --------------
                                   Total Capital Goods                              $   834,392 $   5,740,154 $    6,574,546
                                                                                      ----------- ------------- --------------

                                    Commercial Services & Supplies        0.23%
                                    Environmental Services                0.23%
        5,471               5,471   Waste Management, Inc.                           $   163,802 $             $      163,802
                                                                                      ----------- ------------- --------------
                                   Office Services & Supplies
               67,000      67,000   Office Depot, Inc. *                             $           $   1,163,120 $    1,163,120
                                                                                      ----------- ------------- --------------
                                   Total Commercial Services &
                                       Supplies                                      $   163,802 $   1,163,120 $    1,326,922
                                                                                      ----------- ------------- --------------

                                    Transportation                        0.70%
                                    Airlines
        5,429               5,429   Southwest Airlines Co.                           $    88,384 $             $       88,384
                                                                                      ----------- ------------- --------------
                                   Railroads                             0.70%
          530                 530   Canadian National Railway Co.                    $    32,463 $             $       32,463
                8,400       8,400   CSX Corp.                                                          336,672        336,672
                                                                                      ----------- ------------- --------------
                                                                                    $    32,463 $     336,672 $      369,135
                                                                                      ----------- ------------- --------------
                                    Trucking                              0.07%
          549                 549   United Parcel Service                                 46,918                       46,918
                                                                                      ----------- ------------- --------------
                                    Total Transportation                             $   167,765 $     336,672 $      504,437
                                                                                      ----------- ------------- --------------

                                    Media                                 3.76%
                                    Advertising
                                                                                     -
        1,660               1,660   Omnicom Group                                    $   139,971 $             $      139,971
                                                                                      ----------- ------------- --------------
                                    Broadcasting & Cable Television
        5,770               5,770   Clear Channel Communications, Inc.               $   193,237 $             $      193,237
        6,044               6,044   Comcast Corp.*                                       201,144                      201,144
                                                                                      ----------- ------------- --------------
                                                                                     $   394,381 $             $      394,381
                                                                                      ----------- ------------- --------------
                                    Movies & Entertainment                2.93%
       14,113  26,500      40,613   Time Warner, Inc. *                                  274,357       515,160        789,517
        5,217  31,200      36,417   Viacom, Inc., Class B                                189,847     1,135,368      1,325,215
                                                                                      ----------- ------------- --------------
                                                                                     $   464,204 $   1,650,528 $    2,114,732
                                                                                      ----------- ------------- --------------
                                    Publishing                            0.09%
          762                 762   Gannett Co.                                      $    62,255 $             $       62,255
                                                                                      ----------- ------------- --------------
                                    Total Media                                      $ 1,060,811 $   1,650,528 $    2,711,339
                                                                                      ----------- ------------- --------------

                                    Retailing                             3.52%
                                    Specialty Stores
        4,570               4,570   Foot Locker, Inc.                                    123,070                      123,070
                                                                                      ----------- ------------- --------------
                                    Department Stores
                7,000       7,000   Kohl's Corp. *                                   $           $     344,190 $      344,190
                                                                                      ----------- ------------- --------------
                                    Distributors                          1.16%
               19,000      19,000   Genuine Parts Co.                                $           $     837,140 $      837,140
                                                                                      ----------- ------------- --------------

                                    Home Improvement Retail               1.22%
               20,500      20,500   Home Depot, Inc.                                 $           $     876,170 $      876,170
                                                                                      ----------- ------------- --------------

                                    Homefurnishing Retail                 0.49%
               18,000      18,000   Pier 1 Imports, Inc.                             $           $     354,600 $      354,600
                                                                                      ----------- ------------- --------------
                                    Total Retailing                                  $   123,070 $   2,412,100 $    2,535,170
                                                                                      ----------- ------------- --------------

                                    Food, Beverage & Tobacco              0.47%
                                    Agricultural Products                 0.22%
                7,000       7,000   Archer-Daniels-Midland Co.                       $           $     156,170 $      156,170
                                                                                      ----------- ------------- --------------
                                    Soft Drinks                           0.25%
        3,453               3,453   PepsiCo, Inc.                                    $   180,247 $             $      180,247
                                                                                      ----------- ------------- --------------
                                    Total Food, Beverage & Tobacco                   $   180,247 $     156,170 $      336,417
                                                                                      ----------- ------------- --------------

                                    Food & Staples Retailing              3.10%
                                    Food Distributor
        2,880               2,880   Cardinal Health, Inc.                            $   167,472 $             $      167,472
                                                                                      ----------- ------------- --------------
                                    Food Retail                           1.08%
               28,000      28,000   Darden Restaurants, Inc.                         $           $     776,720 $      776,720
        7,333               7,333   Kroger Co.*                                          128,621                      128,621
        1,523               1,523   McDonald's Corp.                                      48,827                       48,827
          452                 452   Nestle SA(Registered Shares)                         118,049                      118,049
                                                                                      ----------- ------------- --------------
                                                                                     $   295,497 $     776,720 $    1,072,217
                                    Hypermarkets & Super Centers          1.38%
               20,586      20,586   Costco Wholesale Corp.                           $           $     996,568 $      996,568
                                                                                      ----------- ------------- --------------
                                    Total Food & Staples Retailing                   $   462,969 $   1,773,288 $    2,236,257
                                                                                      ----------- ------------- --------------

                                    Household & Personal Products         0.86%
                                    Household Products                    0.86%
               10,000      10,000   Colgate-Palmolive Co.                            $           $     511,600 $      511,600
                                                                                      ----------- ------------- --------------
                                    Personal Products
        1,678               1,678   Kimberly-Clark Corp.                                 110,429                      110,429
                                                                                      ----------- ------------- --------------
                                    Total Household & Personal
                                        Products                                     $   110,429 $     511,600 $      622,029
                                                                                      ----------- ------------- --------------

                                    Health Care Equipment & Services      4.44%
                                    Health Care Distributors              1.86%
               48,100      48,100   Bristol-Myers Squibb Co.                                         1,232,322      1,232,322
        2,500               2,500   Wyeth                                                106,475                      106,475
                                                                                      ----------- ------------- --------------
                                                                                     $   106,475 $   1,232,322 $    1,338,797
                                                                                      ----------- ------------- --------------
                                    Health Care Equipment                 0.10%
        2,010               2,010   Astrazeneca Plc Sponsored (A.D.R.)               $    73,144 $             $       73,144
                                                                                      ----------- ------------- --------------

                                    Health Care Facilities                0.28%
        4,912               4,912   HCA, Inc.                                            196,284                      196,284
          761                 761   Tenet Healthcare Corp.*                                8,356                        8,356
                                                                                      ----------- ------------- --------------
                                                                                         204,640                      204,640
                                    Health Care Services                  2.19%
                9,000       9,000   Caremark Rx, Inc. *                              $           $     354,870 $      354,870
               54,000      54,000   Health Management Associates, Inc.,
                                         Class A                                                     1,226,880      1,226,880
                                                                                      ----------- ------------- --------------
                                                                                     $           $   1,581,750 $    1,581,750
                                                                                      ----------- ------------- --------------
                                    Total Health Care Equipment
                                         & Services                                  $   384,259 $   2,814,072 $    3,198,331
                                                                                      ----------- ------------- --------------

                                    Pharmaceuticals & Biotechnology       0.31%
                                    Pharmaceuticals                       0.31%
        4,320               4,320   IVAX Corp.*                                      $    68,342 $             $       68,342
        2,035               2,035   Merck & Co., Inc.                                     65,405                       65,405
        3,306               3,306   Pfizer, Inc.                                          88,898                       88,898
                                                                                      ----------- ------------- --------------
                                    Total Pharmaceuticals &
                                         Biotechnology                               $   222,645 $             $      222,645
                                                                                      ----------- ------------- --------------

                                    Banks                                10.59%
                                    Diversified Banks                     6.59%
        9,044  38,000      47,044   Bank of America Corp.                            $   424,978 $   1,785,620 $    2,210,598
                6,600       6,600   Golden West Financial Corp.                                        405,372        405,372
               20,000      20,000   U.S. Bancorp                                                       626,400        626,400
               14,000      14,000   Wachovia Corp.                                                     736,400        736,400
        2,432  10,000      12,432   Wells Fargo & Co.                                    151,149       621,500        772,649
                                                                                      ----------- ------------- --------------
                                                                                     $   576,127 $   4,175,292 $    4,751,419
                                                                                      ----------- ------------- --------------
                                    Regional Banks                        0.84%
        3,400               3,400   Fifth Third Bancorp                              $   160,752 $             $      160,752
                6,000       6,000   SunTrust Banks, Inc.                                               443,280        443,280
                                                                                      ----------- ------------- --------------
                                                                                     $   160,752 $     443,280 $      604,032
                                                                                      ----------- ------------- --------------
                                    Thrifts & Mortgage Finance            3.16%
          530                 530   Countrywide Financial Corp.                      $     19615 $             $       19,615
        4,217   5,800      10,017   Freddie Mac                                          310,793       427,460        738,253
               35,900      35,900   Washington Mutual, Inc.                                          1,517,852      1,517,852
                                                                                      ----------- ------------- --------------
                                                                                     $   330,408 $   1,945,312 $    2,275,720
                                                                                      ----------- ------------- --------------
                                    Total Banks                                      $ 1,067,287 $   6,563,884 $    7,631,171
                                                                                      ----------- ------------- --------------

                                    Diversified Financials               10.59%
                                    Asset Management & Custody Banks
        6,263               6,263   The Bank of New York Co., Inc.                   $   209,309 $             $      209,309
                                                                                      ----------- ------------- --------------
                                    Consumer Finance
       12,936              12,936   Providian Financial Corp.*                           213,056                      213,056
                                                                                      ----------- ------------- --------------
                                    Diversified Capital Markets           7.52%
               20,000      20,000   CIT Group, Inc.                                  $           $     916,400 $      916,400
       10,594  41,400      51,994   Citigroup, Inc.                                      510,419     1,994,653      2,505,072
               25,025      25,025   J.P. Morgan Chase & Co.                                            976,225        976,225
               18,600      18,600   Prudential Financial, Inc.                                       1,022,256      1,022,256
                                                                                      ----------- ------------- --------------
                                                                                     $   510,419 $   4,909,534 $    5,419,953
                                                                                      ----------- ------------- --------------
                                    Investment Banking & Brokerage        2.48%
        1,435   4,500       5,935   Goldman Sachs Group, Inc.                            149,297       468,180        617,477
        2,004               2,004   Lehman Brothers Holdings, Inc.                       175,310                      175,310
        5,680  11,000      16,680   Merrill Lynch & Co., Inc.                            339,494       657,470        996,964
                                                                                      ----------- ------------- --------------
                                                                                     $   664,101 $   1,125,650 $    1,789,751
                                                                                      ----------- ------------- --------------
                                    Total Diversified Financials                     $ 1,596,885 $   6,035,184 $    7,632,069
                                                                                      ----------- ------------- --------------

                                    Insurance                            13.34%
                                    Life & Health Insurance               3.76%
               19,000      19,000   AFLAC, Inc.                                      $           $     756,960 $      756,960
               26,300      26,300   Lincoln National Corp.                                           1,227,684      1,227,684
               15,000      15,000   MetLife, Inc.                                                      607,650        607,650
        6,525               6,525   UNUM Corp.                                           117,059                      117,059
                                                                                      ----------- ------------- --------------
                                                                                     $   117,059 $   2,592,294 $    2,709,353
                                                                                      ----------- ------------- --------------
                                    Multi-Line Insurance                  1.98%
        2,718  19,000      21,718   American International Group, Inc.               $   178,491 $   1,247,730 $    1,426,221
                                                                                      ----------- ------------- --------------

                                    Property & Casualty Insurance         7.61%
        1,014               1,014   Ambac Financial Group, Inc.                      $    83,280 $             $       83,280
          550  34,000      34,550   ACE Ltd.                                              23,513     1,453,500      1,477,013
        2,589               2,589   Allstate Corp.                                       133,903                      133,903
           68                  68   Berkshire Hathaway, Inc.*                            199,648                      199,648
                4,000       4,000   Chubb Corp.                                                        307,600        307,600
               50,800      50,800   St. Paul Travelers Cos., Inc.                                    1,883,156      1,883,156
               18,000      18,000   XL Capital, Ltd., Class A                                        1,397,700      1,397,700
                                                                                      ----------- ------------- --------------
                                                                                     $   440,344 $   5,041,956 $    5,482,300
                                                                                      ----------- ------------- --------------

                                                                                      ----------- ------------- --------------
                                    Total Insurance                                  $   735,894 $   8,881,980 $    9,617,874
                                                                                      ----------- ------------- --------------

                                    Semiconductors & Semiconductor
                                       Equipment                         0.55%
                                    Semiconductors                       0.55%
        3,855               3,855   Intel Corp.                                      $    90,168 $             $       90,168
               12,500      12,500   Texas Instruments, Inc.                                            307,750        307,750
                                                                                      ----------- ------------- --------------
                                    Total Semiconductors &
                                       Semiconductor Equipment                       $    90,168 $     307,750 $      397,918
                                                                                      ----------- ------------- --------------

                                    Software & Services                   0.81%
                                    Application Software                  0.28%
        7,190               7,190   Veritas Software Corp.*                          $   205,275 $             $      205,275
                                                                                      ----------- ------------- --------------

                                    Data Processing & Outsourced
                                        Services                          0.31%
        5,216               5,216   First Data Corp.                                 $   221,889 $             $      221,889
                                                                                      ----------- ------------- --------------

                                    Systems Software                      0.22%
                5,000       5,000   Computer Associates
                                       International, Inc.                           $           $     155,300 $      155,300
                                                                                      ----------- ------------- --------------
                                    Total Software & Services                        $   427,164 $     155,300 $      582,464
                                                                                      ----------- ------------- --------------

                                    Technology Hardware & Equipment       7.77%
                                    Communications Equipment              0.93%
        4,053               4,053   Motorola, Inc.                                   $    69,712 $             $       69,712
        8,288  30,000      38,288   Nokia Corp. (A.D.R.)                                  129873       470,100        599,973
                                                                                      ----------- ------------- --------------
                                                                                     $   199,585 $     470,100 $      669,685
                                                                                      ----------- ------------- --------------
                                    Computer Hardware                     3.90%
                5,887       5,887   IBM Corp.                                                          580,340        580,340
        9,360  97,000     106,360   Hewlett-Packard Co.                                  196,279     2,034,090      2,230,369
                                                                                      ----------- ------------- --------------
                                                                                     $   196,279 $   2,614,430 $    2,810,709
                                                                                      ----------- ------------- --------------
                                    Computer Storage & Peripherals        1.63%
               79,000      79,000   EMC Corp. *                                      $           $   1,174,730 $    1,174,730
                                                                                      ----------- ------------- --------------

                                    Electronic Equipment & Instruments
        1,707               1,707   Koninklijke Philips Electronics                  $    45,235 $             $       45,235
                                                                                      ----------- ------------- --------------
                                    Electronic Equipment Manufacturers    1.25%
               23,200      23,200   Raytheon Co.                                                       900,856        900,856
                                                                                      ----------- ------------- --------------
                                    Total Technology Hardware &
                                         Equipment                                   $   441,099 $   5,160,116 $    5,601,215
                                                                                      ----------- ------------- --------------

                                    Telecommunication Services            7.75%
                                    Integrated Telecommunication
                                      Services                            7.75%
        1,538               1,538   Alltel Corp.                                     $    90,372 $             $       90,372
        5,629  51,900      57,529   BellSouth Corp.                                      156,430     1,442,301      1,598,731
               48,000      48,000   SBC Communications, Inc.                                         1,236,960      1,236,960
               74,000      74,000   Sprint Corp.                                                     1,838,900      1,838,900
               10,946      10,946   Verizon Communications, Inc.                                       443,422        443,422
                                                                                      ----------- ------------- --------------
                                                                                     $   246,802 $   4,961,583 $    5,208,385
                                                                                      ----------- ------------- --------------
                                    Wireless Telecommunications
                                       Services                          0.53%
        4,060               4,060   Nextel Communications, Inc.*                     $   121,800 $             $      121,800
        6,615               6,615   Vodafone Group PLc (ADR)                             181,119                      181,119
       27,881              27,881   Vodafone Group PLc                                    75,549                       75,549
                                                                                      ----------- ------------- --------------
                                                                                     $   378,468 $             $      378,468
                                                                                      ----------- ------------- --------------
                                    Total Telecommunication Services                 $   625,270 $   4,961,583 $    5,586,853
                                                                                      ----------- ------------- --------------

                                    Utilities                             2.63%
                                    Electric Utilities                    1.70%
               18,000      18,000   American Electric Power Co., Inc.                                  618,120        618,120
                5,100       5,100   Entergy Corp.                                                      344,709        344,709
        2,410   3,600       6,010   Exelon Corp.                                         106,208       158,652        264,860
                                                                                      ----------- ------------- --------------
                                                                                     $   106,208 $   1,121,481 $    1,227,689
                                    Multi-Utilities & Unregulated Power   0.92%
          367   9,444       9,811   Dominion Resources, Inc.                         $    24,861 $     639,737 $      664,598
                                    Equitable Resources, Inc.
                                                                                      ----------- ------------- --------------
                                                                                     $    24,861 $     639,737 $      664,598
                                                                                      ----------- ------------- --------------
                                    Total Utilities                                  $   131,069 $   1,761,218 $    1,892,287
                                                                                      ----------- ------------- --------------
                                    TOTAL COMMON STOCKS                              $10,660,891 $  59,440,081 $   70,100,972
                                                                                      ----------- ------------- --------------

                                    WARRANTS                              0.01%
                                    Technology Hardware & Equipment       0.01%
                                    Communications Equipment              0.01%
                5,226       5,226   Lucent Technologies                              $           $       8,257 $        8,257
                                                                                      ----------- ------------- --------------
                                    Total Technology Hardware &
                                        Equipment                                    $           $       8,257 $        8,257
                                                                                      ----------- ------------- --------------
                                    TOTAL WARRANTS                                   $           $       8,257 $        8,257
                                                                                      ----------- ------------- --------------

                                    INVESTMENT COMPANIES                  2.40%
               1,729,886   1,729,886   First American Treasury
                                       Obligations
                                      Fund, Class A                                  $         $   1,729,886 $    1,729,886
                                                                                      ----------- ------------- --------------
                                      TOTAL INVESTMENT COMPANIES                     $         $   1,729,886 $    1,729,886
                                                                                      ----------- ------------- --------------

                                      TOTAL INVESTMENTS IN SECURITIES    99.66%      $10,660,891 $  61,178,224 $   71,839,115
                                                                                      ----------- ------------- --------------

                                          OTHER ASSETS AND LIABILITIES        0.34%  $   218,094 $      27,042 $      245,136
                                                                                      ----------- ------------- --------------

                                          TOTAL NET ASSETS                  100.00%  $ 10,878,985 $  61,205,266 $   72,084,251
                                                                                      =========== ============= ==============

                                          Total Investments at Cost                  $  9,714,978 $  50,482,355 $   60,197,333
                                                                                      =========== ============= ==============

*    Non-income producing security.

     (A.D.R.) American Depositary Receipt

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Value VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

The accompanying notes are an integral part of these financial statements.

Pioneer Value VCT Portfolio
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                Pioneer         AmSouth
                                                                 Value           Value        Pro Forma       Pro Forma
                                                              VCT Potfolio       Fund        Adjustments       Combined
                                                          -------------------   --------     ------------    ------------
ASSETS:
     Investment in securities, at value (Cost $9,714,978
        and $50,482,355, respectively)                       $10,660,891       $61,178,224                   $ 71,839,115
     Cash                                                        509,918                 -                        509,918
     Receivables -
        Fund shares sold                                          11,278                 -                         11,278
        Dividends, interest and foreign taxes withheld            14,872            53,232                         68,104
        Due from Pioneer Investment Management, Inc.               3,204                                            3,204
     Other                                                         1,073                 -                          1,073
                                                              -----------       -----------                   ------------
           Total assets                                      $11,201,236       $61,231,456                   $ 72,432,692
                                                              -----------       -----------                   ------------

LIABILITIES:
     Payables -
        Investment securities purchased                      $   266,861       $                             $    266,861
        Fund shares repurchased                                    2,510                 -                          2,510
     Due to affiliates                                             3,950            14,625                         18,575
     Accrued expenses                                             48,930            11,565                         60,495
                                                              -----------       -----------                   ------------
           Total liabilities                                 $   322,251       $    26,190                   $    348,441
                                                              -----------       -----------                   ------------

NET ASSETS:
     Paid-in capital                                         $ 9,867,799       $64,749,274                   $ 74,617,073
     Undistributed net investment income                          12,435            52,879                         65,314
     Accumulated net realized gain (loss) on investments          52,791        14,292,756)                   (14,239,965)
     Net unrealized gain on investments                          945,913        10,695,869                     11,641,782
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             47                                               47
                                                              -----------       -----------                   ------------
           Total net assets                                  $10,878,985       $61,205,266                   $ 72,084,251
                                                             ============      ============                  ============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                            4,441,667   (4,441,667)(a)             -
                                                             ============      ============                  ============
     Class II                                                    812,061                      4,567,557 (a)     5,379,618
                                                             ============      ============                  ============

NET ASSET VALUE PER SHARE:                                   $                 $     13.78                   $          -
                                                             ============      ============                  ============
     Class II                                                $     13.40       $                             $      13.40
                                                             ============      ============                  ============

(a) Shares of AmSouth Value Fund are exchanged for Class II shares of Pioneer Value VCT Portfolio.


           See accompanying notes to pro forma financial statements.

Pioneer Value VCT Portfolio
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(unaudited)

                                                                 Pioneer
                                                                   Value            AmSouth          Pro Forma           Pro Forma
                                                              VCT Portfolio       Value Fund        Adjustments           Combined
                                                              -------------       ----------        -----------          ---------
INVESTMENT INCOME:
    Dividends                                                   $  95,075         $1,183,897                            $1,278,972
    Interest                                                        2,051                  -                                 2,051
    Income on securities loaned, net                                                       -                                     -
                                                                ---------         ----------                            ----------
          Total investment income                               $  97,126         $1,183,897                            $1,281,023
                                                                ---------         ----------                            ----------
EXPENSES:
    Management fees                                             $  41,263         $  345,004        $                   $  386,267
    Transfer agent fees and expenses                                1,384             10,000          (10,000)(a)            1,384
    Distribution fees (Class II)                                   13,755            143,752                               157,507
    Administrative reimbursements                                  18,500            140,447         (126,023)(a)           32,924
    Custodian fees                                                 48,091              3,449           25,000               76,540
    Professional fees                                              50,449             38,379          (38,379)(a)           50,449
    Printing expense                                               23,086                                                   23,086
    Fees and expenses of nonaffiliated trustees                                            -                                     -
    Miscellaneous                                                   2,125             23,127                                25,252
                                                                ---------         ----------                            ----------
        Total expenses                                          $ 198,653         $  704,158                            $  753,409
                                                                ---------         ----------                            ----------
        Less management fees waived and expenses
          reimbursed by PIM                                             -                  -                                     -
                                                                ---------         ----------                            ----------
        Less fees paid indirectly                                (116,128)            (1,376)                             (117,504)
                                                                ---------         ----------                            ----------
        Net expenses                                            $  82,525         $  702,782                            $  635,905
                                                                ---------         ----------                            ----------
          Net investment income                                 $  14,601         $  481,115                            $  645,118
                                                                ---------         ----------                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain from:
      Investments                                               $  56,702         $7,864,496                            $7,921,198
      Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                (634)
                                                                ---------         ----------                            ----------
                                                                $  56,068
                                                                ---------         ----------                            ----------
    Change in net unrealized gain (loss) from:
      Investments                                               $ 807,113         $ (166,093)                           $  641,020
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies                    45
                                                                ---------         ----------                            ----------
                                                                $ 807,158
                                                                ---------         ----------                            ----------
    Net gain on investments, futures contracts and foreign      $ 863,226         $7,698,403                            $8,562,218
      currency transactions                                     ---------         ----------                            ----------
    Net increase in net assets resulting
      from operations                                           $ 877,827         $8,179,518                            $9,207,336
                                                                =========         ==========                            ==========

(a)  Reflects reduction in expenses due to elimination of duplicate services.

           See accompanying notes to pro forma financial statements.

Pioneer Value VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.       Description of the Fund

The Pioneer Value VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


     Portfolios: Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Small Company VCT Portfolio (Small Company Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim Portfolio) (Class II shares only)
     Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
     Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans. The investment objective of Value Portfolio is to seek capital appreciation.

2.       Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Variable Insurance Funds - AmSouth Value Fund by Value Portfolio, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Value Portfolio and the Variable Insurance Fund - AmSouth Value Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Variable Insurance Funds - AmSouth Value Fund in exchange for shares of Value Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Value Portfolio and the Variable Insurance Fund - AmSouth Value Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. Following the acquisition, Value Portfolio will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Value Portfolio and the Variable Insurance Fund - AmSouth Value Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.       Security Valuation

Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4.       Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Variable Insurance Fund - AmSouth Value Fund, as of December 31, 2004, divided by the net asset value per share of Value Portfolio's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:


                                   Shares of              Additional Shares        Total Outstanding Shares
                                Value Portfolio            Assumed Issued             Post-Combination
      Class of Shares           Pre-Combination           In Reorganization
-------------------------  ------------------------  ---------------------------  --------------------------
Class II                   812,061                   4,567,557                    5,379,618
-------------------------  ------------------------  ---------------------------  --------------------------


5.       Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these portfolio's are substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.